                                                                   Exhibit 10.20

                                U.S. $50,000,000

                              FINANCING AGREEMENT,

                           dated as of March 28, 2006

                                      among

             THE LENDERS FROM TIME TO TIME PARTY TO THIS AGREEMENT,

                         U.S. BANK NATIONAL ASSOCIATION,

                                    as Agent

                                       and

                              SUNTRON CORPORATION,
                             K*TEC OPERATING CORP.,
                               SUNTRON GCO, L.P.,
                              EFTC OPERATING CORP.,
                               SUNTRON-IOWA, INC.,
                           CURRENT ELECTRONICS, INC.,
                              RM ELECTRONICS, INC.,
                              SUNTRON-KANSAS, INC.,

                                  as Borrowers

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS....................................................     1
   Section 1.1   Defined Terms...........................................     1
   Section 1.2   Environmental Definitions...............................    20
   Section 1.3   Other Definitional Provisions; Construction.............    21
   Section 1.4   Classes and Types of Loans..............................    22

ARTICLE II LOANS AND OTHER FINANCIAL ACCOMMODATIONS......................    22
   Section 2.1   Total Facility..........................................    22
   Section 2.2   Revolving Loans.........................................    23
   Section 2.3   [Intentionally Omitted].................................    23
   Section 2.4   Letters of Credit.......................................    23
   Section 2.5   Advance Requests........................................    27
   Section 2.6   Interest Election; Unavailability of LIBOR Loans........    27
   Section 2.7   Funding of Loans........................................    28
   Section 2.8   Notes; Records of Advances of Credit....................    31
   Section 2.9   No Limitation on Liens..................................    31
   Section 2.10  Advance Rates and Sublimits.............................    31
   Section 2.11  One General Obligation; Cross-Collateralized............    32
   Section 2.12  Lending Installations...................................    32
   Section 2.13  Termination of Commitments..............................    32
   Section 2.14  Increased Costs.........................................    33
   Section 2.15  Taxes...................................................    34
   Section 2.16  Mitigation of Obligations...............................    35
   Section 2.17  Borrowing Agency Provisions.............................    35
   Section 2.18  Obligations Joint and Several...........................    36
   Section 2.19  Waiver of Subrogation...................................    36
   Section 2.20  Contribution and Indemnification Among the Borrowers....    36

ARTICLE III PRINCIPAL PAYMENTS; INTEREST CHARGES; FEES...................    37
   Section 3.1   Payments and Prepayments of Principal...................    37
   Section 3.2   Interest on Obligations; Margins; Break Funding.........    37
   Section 3.3   Interest Payment Dates..................................    40
   Section 3.4   Agent Fees..............................................    41
   Section 3.5   [Intentionally Omitted].................................    41
   Section 3.6   Unused Commitment Fee...................................    41
   Section 3.7   Letter of Credit Fees...................................    41
   Section 3.8   Calculation of Certain Charges..........................    42
   Section 3.9   Payment in Full on Maturity Date........................    42
   Section 3.10  Maximum Rate............................................    42

ARTICLE IV PAYMENTS; APPORTIONMENT OF PAYMENTS; DEFAULTING LENDER........    42
   Section 4.1   Payments by Borrowers...................................    42
   Section 4.2   Settlement with Lenders.................................    43
   Section 4.3   Pro Rata Treatment; Application of Payments.............    44
   Section 4.4   Non-Receipt of Funds from Borrowers.....................    45
   Section 4.5   Payments to Defaulting Lender...........................    45
   Section 4.6   No Third Party Beneficiary..............................    46
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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE V PRECONDITIONS TO CREDIT EXTENSIONS.............................    46
   Section 5.1   Initial Credit Extensions...............................    46
   Section 5.2   General Conditions......................................    48

ARTICLE VI SECURITY......................................................    49
   Section 6.1   Security Documents......................................    49
   Section 6.2   [Intentionally Omitted].................................    49
   Section 6.3   [Intentionally Omitted].................................    49
   Section 6.4   Subordinated Debt.......................................    49
   Section 6.5   [Intentionally Omitted].................................    49

ARTICLE VII RECEIVABLES; INVENTORY; COLLECTION OF RECEIVABLES; DISPUTED
   RECEIVABLES; PROCEEDS OF INVENTORY....................................    50
   Section 7.1   Agreements Regarding Receivables........................    50
   Section 7.2   Agreements Regarding Inventory..........................    50
   Section 7.3   Locked Box..............................................    50
   Section 7.4   Special Account.........................................    51
   Section 7.5   Crediting of Remittances................................    52
   Section 7.6   Cost of Collection......................................    52
   Section 7.7   Cash Management Services................................    52
   Section 7.8   Fees for Agent's Account................................    52
   Section 7.9   Monthly Activity........................................    52

ARTICLE VIII EXAMINATION OF LOAN COLLATERAL; REPORTING...................    53
   Section 8.1   Maintenance of Books and Records........................    53
   Section 8.2   Access and Inspection...................................    53
   Section 8.3   Reporting Regarding Receivables and Notes Receivable....    53
   Section 8.4   Reporting Regarding Inventory...........................    53
   Section 8.5   Interim Financial Statements; Payable Information.......    54
   Section 8.6   Annual Projections......................................    54
   Section 8.7   Annual Financial Statements.............................    54
   Section 8.8   Management Reports; Changes to Applicable Agreements....    55
   Section 8.9   Comparisons to Financials; Certificates.................    55
   Section 8.10  Tax Returns; Additional Information.....................    55
   Section 8.11  SEC Filings and Press Releases..........................    55
   Section 8.12  Consolidating Financial Information.....................    55

ARTICLE IX WARRANTIES AND REPRESENTATIONS AND COVENANTS..................    55
   Section 9.1   Corporate Status........................................    56
   Section 9.2   Due Authorization; Validity.............................    56
   Section 9.3   No Violation............................................    56
   Section 9.4   Use of Loan Proceeds....................................    56
   Section 9.5   Management; Ownership of Assets; Licenses; Patents......    56
   Section 9.6   Indebtedness............................................    57
   Section 9.7   Title to Property; No Liens.............................    57
   Section 9.8   Restrictions; Labor Disputes; Labor Contracts...........    57
   Section 9.9   No Violation of Law.....................................    57
   Section 9.10  Hazardous Substances....................................    57
   Section 9.11  Absence of Default......................................    58
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                                TABLE OF CONTENTS
                                   (continued)

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   Section 9.12  Accuracy of Financials; No Material Changes.............    58
   Section 9.13  Pension Plans...........................................    58
   Section 9.14  Taxes and Other Charges.................................    58
   Section 9.15  No Litigation...........................................    59
   Section 9.16  No Brokerage Fee........................................    59
   Section 9.17  Subsidiaries and Affiliates.............................    59
   Section 9.18  Capitalization; Warrants................................    59
   Section 9.19  Noncompetition Agreements...............................    59
   Section 9.20  Deposit and Other Accounts..............................    59
   Section 9.21  Solvency................................................    59
   Section 9.22  Full Disclosure.........................................    59
   Section 9.23  Casualties..............................................    60
   Section 9.24  Leases; Bailments.......................................    60
   Section 9.25  Insurance Policies......................................    60
   Section 9.26  Consents................................................    60
   Section 9.27  Anti-Terrorism Laws.....................................    60
   Section 9.28  Updating Representations and Warranties.................    60

ARTICLE X COVENANTS......................................................    61
   Section 10.1  Payment of Certain Expenses.............................    61
   Section 10.2  Notice of Litigation....................................    61
   Section 10.3  Notice of ERISA Events..................................    61
   Section 10.4  Notice of Labor Disputes................................    61
   Section 10.5  Compliance with Laws....................................    61
   Section 10.6  Notice of Violations of Law, Tax Assessments............    61
   Section 10.7  Notice of Violations of Certain Agreements..............    62
   Section 10.8  Notice of Customer Defaults.............................    62
   Section 10.9  Taxes and Charges.......................................    62
   Section 10.10 Indebtedness; Guaranties................................    62
   Section 10.11 Restrictions; Labor Disputes............................    63
   Section 10.12 Pension Plans...........................................    63
   Section 10.13 Solvency................................................    64
   Section 10.14 Property Insurance......................................    64
   Section 10.15 Liability Insurance.....................................    64
   Section 10.16 Mergers; Acquisitions...................................    64
   Section 10.17 Investments.............................................    64
   Section 10.18 Distributions; Loans; Fees..............................    65
   Section 10.19 Redemption of Stock.....................................    65
   Section 10.20 Stock Rights............................................    65
   Section 10.21 Capital Structure; Fiscal Year..........................    65
   Section 10.22 Affiliate Transactions..................................    65
   Section 10.23 Operating Accounts......................................    65
   Section 10.24 Sale of Assets..........................................    66
   Section 10.25 Intervention by Governmental Authority..................    66
   Section 10.26 Levy Against Loan Collateral............................    66
   Section 10.27 Judgments...............................................    66
   Section 10.28 Financial Covenants.....................................    66
   Section 10.29 Payments on and Changes to Subordinated Debt............    66
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                                TABLE OF CONTENTS
                                   (continued)

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   Section 10.30 Tax Shelter Regulations.................................    67
   Section 10.31 Limitation on Rate Hedging Agreements...................    67
   Section 10.32 Anti-Terrorism Laws.....................................    67
   Section 10.33 Further Assurances......................................    67
   Section 10.34 Conduct of Business.....................................    67

ARTICLE XI EVENTS OF DEFAULT.............................................    68
   Section 11.1  Events of Default.......................................    68
   Section 11.2  Cure Periods............................................    70

ARTICLE XII LENDERS' RIGHTS AND REMEDIES.................................    71
   Section 12.1  Acceleration............................................    71
   Section 12.2  Fees and Expenses.......................................    72
   Section 12.3  Actions in Respect of Letters of Credit.................    72

ARTICLE XIII AGENT.......................................................    72
   Section 13.1  Appointment.............................................    72
   Section 13.2  Delegation of Duties....................................    73
   Section 13.3  Exculpatory Provisions..................................    73
   Section 13.4  Reliance by Agent.......................................    73
   Section 13.5  Notice of Default.......................................    73
   Section 13.6  Non-Reliance on Agent and Other Lenders.................    74
   Section 13.7  Indemnification.........................................    74
   Section 13.8  Agent in Its Individual Capacity........................    74
   Section 13.9  Resignation of Agent....................................    75
   Section 13.10 Loan Collateral Matters.................................    75
   Section 13.11 Overadvances............................................    77
   Section 13.12 No Third Party Beneficiary..............................    77
   Section 13.13 No Reliance on Agent's Customer Identification
                 Program.................................................    78
   Section 13.14 USA Patriot Act.........................................    78

ARTICLE XIV AMENDMENTS; WAIVERS; ASSIGNMENTS; PARTICIPATIONS.............    78
   Section 14.1  Amendments and Waivers..................................    78
   Section 14.2  Assignment..............................................    80
   Section 14.3  Participations..........................................    82
   Section 14.4  Law Requirements........................................    83

ARTICLE XV GENERAL.......................................................    83
   Section 15.1  Severability............................................    83
   Section 15.2  Governing Law...........................................    83
   Section 15.3  WAIVER OF JURISDICTION..................................    83
   Section 15.4  Survival................................................    83
   Section 15.5  Application of Payments; Revival of Obligations.........    84
   Section 15.6  Fees and Expenses.......................................    84
   Section 15.7  Notices; Electronic Mail................................    85
   Section 15.8  Indemnification.........................................    86
   Section 15.9  Additional Waivers by Borrowers.........................    87
   Section 15.10 Equitable Relief........................................    87
   Section 15.11 Entire Agreement........................................    87
   Section 15.12 Headings................................................    88
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                                TABLE OF CONTENTS
                                   (continued)

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   Section 15.13 Cumulative Remedies.....................................    88
   Section 15.14 Recourse to Directors or Officers.......................    88
   Section 15.15 WAIVER OF JURY TRIAL....................................    88
   Section 15.16 PATRIOT ACT NOTICE......................................    88
   Section 15.17 Advertising.............................................    88
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                                       -v-

                                    EXHIBITS

Exhibit A         Revolving Loan Note Form
Exhibit B         [Reserved]
Exhibit C         Advance Request Form
Exhibit D         Borrowing Base Certificate Form
Exhibit E         Officer's Certificate Form
Exhibit F         Ineligible Inventory Locations
Exhibit G         Assignment and Acceptance Form

                                    SCHEDULES

Schedule 1        Lender Commitments
Schedule 2        Financial Statements
Schedule 3        Borrowers' Facilities
Schedule 7.3      Lock Box Addresses
Schedule 9.1      List of Jurisdictions of Incorporation and Qualification
Schedule 9.5      Licenses; Trademarks; Patents; Copyrights
Schedule 9.7      Permitted Liens
Schedule 9.8      Labor Matters
Schedule 9.9      Compliance With Laws
Schedule 9.10     Environmental Matters
Schedule 9.13     Pension Matters
Schedule 9.14     Tax Matters
Schedule 9.15     Litigation Matters
Schedule 9.17     Affiliates; Affiliate Transactions
Schedule 9.18     Stockholders
Schedule 9.20     Bank Accounts
Schedule 9.24     Leases
Schedule 9.25     Insurance Policies
Schedule 10.10    Existing Indebtedness
Schedule 10.22    Other Permitted Affiliate Transactions
Schedule 10.28    Financial Covenants
Schedule 10.28A   Actual Fiscal Month Ends
Schedule 10.31    Rate Hedging Agreements

                               FINANCING AGREEMENT

     FINANCING AGREEMENT ("Agreement"), dated as of March 28, 2006, by and among SUNTRON CORPORATION, a Delaware corporation ("Suntron"), K*TEC OPERATING CORP., a Delaware corporation ("K*TEC"), SUNTRON GCO, L.P., a Texas limited partnership ("Suntron GCO"), EFTC OPERATING CORP., a Delaware corporation ("EFTC"), SUNTRON-IOWA, INC., a Delaware corporation ("Suntron-Iowa"), CURRENT ELECTRONICS, INC., an Oregon corporation ("Current"), RM ELECTRONICS, INC., a New Hampshire corporation ("RMEI"), SUNTRON-KANSAS, INC., a Delaware corporation ("Suntron-Kansas"; together with Suntron, K*TEC, Suntron GCO, EFTC, Suntron-Iowa, Current and RMEI, each a "Borrower" and collectively referred to herein as the "Borrowers"), each of the Lenders from time to time party hereto, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer and as Agent, is as follows:

                                    ARTICLE I

                                  DEFINITIONS.

     Section 1.1 Defined Terms. In addition to the other terms defined in this Agreement, whenever the following capitalized terms (whether or not underscored) are used, they shall be defined as follows:

     "Adjusted Fixed Charge Coverage Ratio" means:

          (a) for each Determination Date (as defined in Section 3.2.5) before July 3, 2006, the ratio resulting from dividing (i) an amount equal to (A) Borrowers' Adjusted EBITDAR (as defined in Schedule 10.28) for the period commencing on October 3, 2005 and ending on such Determination Date, minus
     (B) Restructuring Costs (as defined in Schedule 10.28) deducted by the Borrowers in calculating the Borrowers' earnings for the same measurement period, by (ii) Borrowers' Fixed Charges for the same measurement period; and

          (b) for each other Determination Date, the ratio resulting from dividing (i) an amount equal to (A) Borrowers' 12 Month Adjusted EBITDAR (as defined in Schedule 10.28), minus (B) Restructuring Costs (as defined in Schedule 10.28) deducted by the Borrowers in calculating the Borrowers' earnings for the applicable 12 Month Period (as defined in Schedule 10.28), by (ii) Borrowers' Fixed Charges (as defined in Schedule 10.28) for the applicable 12 Month Period.

     "Advance Rate" means a percentage, subject to change by Agent from time to time in accordance with Section 2.10, which is applied to Eligible Receivables (the "Receivables Advance Rate") and to Eligible Inventory (the "Inventory Advance Rates") for purposes of determining the Borrowing Base. The initial advance rates are as follows: the Receivables Advance Rate is 85%, and the Inventory Advance Rates are (i) 55% of the value of those items of Eligible Inventory that are Finished Goods (as defined within the definition of "Eligible Inventory") and (ii) 40% of the value of those items of Eligible Inventory that are Raw Materials (as defined within the definition of "Eligible Inventory"). The Receivables Advance Rate will never exceed 85% of Eligible Receivables, and the Inventory Advance Rates will never exceed the lesser of (A) 60% with respect to Finished Goods and 50% with respect to Raw Materials, or (B) the percentage derived from, and based upon, a maximum Inventory Advance Rate of 85% of the "Net Orderly Liquidation Value - Existing Channels" set forth on the then most recent Inventory appraisal. Agent may establish, in its discretion exercised in good faith, one or more additional Inventory Advance Rates which may be applied severally against specific categories or types of Eligible Inventory.

     "Advance Request" has the meaning given in Section 2.5.

     "Affected Lender" has the meaning given in Section 2.6.2.

     "Affiliate" means, as to any Person (the "Subject Person"), any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Subject Person. For purposes of this definition, "control" of a Person means the power, direct or indirect, (i) to vote 10% or more of the securities (or other ownership interests) having voting power for the election of directors (or managers in the case of a limited liability company) of the Person or (ii) otherwise to direct or cause the direction of the management and policies of the Person, whether by contract or otherwise. Without limiting the generality of the foregoing, each of the following will be deemed an Affiliate of each Borrower for purposes of this Agreement: (i) all of each Borrower's officers, stockholders owning greater than 20% of the outstanding Capital Stock of such Borrower, directors, Subsidiaries (including, without limitation, Suntron de Mexico S. De R.L. de C.V), joint venturers and partners,
(ii) Thayer-Blum Funding III, LLC, (iii) the Subordinated Creditor and (iv) Blum Capital Partners.

     "Agent" means U.S. Bank in its capacity as contractual representative of LC Issuer and the Lenders pursuant to Section 13, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Section 13.

     "Agent Advance" has the meaning given in Section 13.10.6.

     "Agent Advance Exposure" means, with respect to any Lender at any time, an amount equal to (i) the outstanding amount of Agent Advances held by such Lender at such time plus (ii) such Lender's Agent Advance Exposure Percentage of the total outstanding Agent Advances held by Agent at such time.

     "Agent Advance Exposure Percentage" means, with respect to any Lender at any time, the ratio of (i) the Revolving Credit Commitment of such Lender at such time or, if the Revolving Credit Commitments are terminated, the Revolving Credit Exposure of such Lender at such time (ii) the Revolving Credit Commitments then in effect at such time or, if the Revolving Credit Commitments are terminated, the Revolving Credit Exposure of all of the Lenders at such time.

     "Anti-Terrorism Laws" means any law, rule or regulation relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the laws, rules and regulations compromising or implementing the Bank Secrecy Act and the laws, rules and regulations administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended or replaced).

     "Applicable Agreement" means any agreement, commitment, arrangement or instrument to which, as of any date, any Borrower is a party or by which any Borrower or any of such Borrower's properties is bound, including any note, indenture, loan agreement, mortgage, lease, or deed, the performance or non-performance of which could have a Material Adverse Effect.

     "Applicable Inventory Sublimit" means an amount equal to $9,000,000, provided, however, on the "Release Date" (as defined in the Maintenance Agreement) the Applicable Inventory Sublimit shall automatically be increased to $15,000,000.

     "Applicable LIBOR Rate Margin", "Applicable LOC Fee", "Applicable Prime Rate Margin", and "Applicable Unused Commitment Fee" means, as of any date, the applicable per annum rate shown in the applicable column in Section 3.2.5 based on the then applicable Adjusted Fixed Charge Coverage Ratio.

     "Attorneys' Fees" means the reasonable fees and actual out of pocket costs and expenses of all attorneys (and all paralegals and other staff employed by such attorneys) retained by Agent or LC Issuer from time to time in connection with, or arising out of, the matters encompassed by the reference to the capitalized term Attorneys' Fees in the applicable provisions of the applicable agreement, instrument or other document.

     "Authorized Representative" shall mean any of (i) the Chief Executive Officer, (ii) the President, (iii) the Chief Financial Officer, (iv) the Treasurer, (v) the Chief Accounting Officer, (vi) the Vice President, or (vii) any other employee, officer or director of any Borrower which has been so designated by such Borrower in writing and delivered to Agent.

     "Blocked Person" means any Person (i) that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (ii) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (iii) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) that commits, threatens or conspires to commit or supports "terrorism" as defined in Executive Order No. 13224; (v) that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or (vi) who is affiliated or associated with a person or entity listed above.

     "Borrower Security Agreements" has the meaning given in Section 6.1.

     "Borrowers' Facilities" means, collectively, those facilities located at the addresses set forth on Schedule 3 attached hereto, which constitute all of the facilities that are owned or leased by any Borrower.

     "Borrower's Facility" means each of the foregoing facilities.

     "Borrowing Agent" means EFTC.

     "Borrowing Base" means, as of any time, an amount in Dollars equal to:

          (i) the Receivables Advance Rate applied to the then aggregate Net Amount of Eligible Receivables of all Borrowers then outstanding;

          plus (ii) the lesser of (a) the Applicable Inventory Sublimit (subject to adjustment as provided in Section 2.10) and (b) the applicable Inventory Advance Rate applied, with respect to the applicable categories of Eligible Inventory, to the then Eligible Inventory; and

          less (iii) the then Reserve Amount.

     "Borrowing Base Certificate" has the meaning given in Section 8.3.

     "Borrowing Base Deficiency" means the failure, as of any time, of the Revolving Credit Availability to be greater than or equal to zero Dollars.

     "Borrowing Date" means a date on which a Credit Extension is made hereunder and thereafter shall be the effective date of the most recent conversion or continuation of such Credit Extension.

     "Business Day" means (i) any day on which commercial banks in Minneapolis, Minnesota are required by law to be open for business, and (ii) with respect to all notices given and determinations made in connection with, and payments of principal and interest on, LIBOR Rate Loans, any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York and that is also a day on which dealings in Dollar deposits are carried out in the London interbank market. Periods of days referred to in this Agreement will be counted in calendar days unless Business Days are expressly prescribed.

     "Capital Expenditures" has the meaning given such term in Schedule 10.28.

     "Capital Lease Obligations" means, with respect to any Person, all obligations of such Person and its Subsidiaries to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person or its Subsidiaries (all as determined on a consolidated basis in accordance with GAAP consistently applied) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

     "Capital Stock" means all shares, interests, participations, rights to purchase, options, warrants, general or limited partnership interests, or limited liability company interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the Rules and Regulations promulgated by the Securities and Exchange Commission (17 C.F.R. Section 240.3a11-1) under the Securities and Exchange Act of 1934, as the same shall be from time to time be amended, renewed, extended or replaced).

     "Change in Law" means (i) the adoption of any law, rule or regulation after the date of this Agreement, (ii) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or any change in the applicability of such law, rule or regulation, on the interpretation thereof, with respect to Agent, LC Issuer, a Lender or any applicable Lending Installation, or (iii) compliance by Agent, LC Issuer, any Lender or any applicable Lending Installation with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Change of Control" means any of the following (or any combination of the following) whether arising from any single transaction or event or any series of transactions or events (whether as the most recent transaction in a series of transactions) which, individually or in the aggregate, results in:

          (i) a change in the ownership of Suntron, such that Thayer-Blum Funding III, LLC fails to (a) own legally and beneficially, free and clear of any Liens, more than 50%, on a fully diluted basis, of the issued and outstanding voting and non-voting securities of, and other equity interests in, Suntron or (b) have the power to direct or cause the direction of the management and policies of Suntron; or

          (ii) a change in the ownership of Thayer-Blum Funding III, LLC, such that Thayer Equity Investors IV, L.P. fails to (a) own legally and beneficially, free and clear of any Liens, more than 50%, on a fully diluted basis, of the issued and outstanding voting and non-voting securities of, and other equity interests in, Thayer-Blum Funding III, LLC or (b) have the power to direct or cause the direction of the management and policies of Thayer-Blum Funding III, LLC; or

          (iii) Hargopal Singh, any interim chief executive officer (so long as the applicable interim period is no longer than 270 days) or any Approved Successor ceasing, for any reason, to serve as chief executive officer of Suntron actively involved in Suntron's management. For purposes of the foregoing, an "Approved Successor" is the chief executive officer of Suntron elected by the Continuing Directors of Suntron not more than sixty
     (60) days after Hargopal Singh or an Approved Successor ceases to serve as chief executive officer of Suntron and who is reasonably acceptable to the Agent.

     "Class" has the meaning given in Section 1.4.

     "Closing Date" means the date upon which all of the conditions precedent to the effectiveness of this Agreement contained in Section 5.1 are satisfied or waived by the Agent, the LC Issuer and each of the Lenders.

     "Commitments" means the Revolving Credit Commitments.

     "Continuing Directors" means those directors on a Person's Board of Directors as of the Closing Date ("Current Board") or those directors who are recommended or endorsed for election to the Board of Directors of that Person by a majority of the Current Board or their successors so recommended or endorsed.

     "Controlled Disbursement Accounts" means, collectively, account numbers 1-301-0301-3590, 1-301-0301-3574, 1-301-0301-3582 and 1-301-0301-3608, each established at Agent, and each which will be structured and utilized as non-interest bearing, controlled disbursement account in accordance with Agent's controlled disbursement account policies and procedures from time to time in effect.

     "Controlled Group" means all members of a controlled group of corporations and other entities and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code or Section 4001 of ERISA.

     "Credit Exposure" means, with respect to any Lender at any time, an amount equal to (i) the Revolving Credit Exposure of such Lender at such time, plus
(ii) the Agent Advance Exposure of such Lender at such time.

     "Credit Extension" means the making of any Loan or the issuance of a Letter of Credit hereunder.

     "DDA" means any checking or other demand deposit account maintained by the Borrower.

     "Default" shall mean the occurrence or existence of: (a) an event which, with the giving of notice or the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default, or (b) an event which requires neither lapse of time nor the giving of notice to constitute an Event of Default.

     "Defaulting Lender" means any Lender that fails to make any Loan (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

     "Deficiency" means (collectively and individually) a Borrowing Base Deficiency and a Letter of Credit Deficiency.

     "Dollars" and "$" means dollars in lawful currency of the United States of America unless otherwise indicated.

     "Eligible Inventory" means with respect to each Borrower, such Borrower's Inventory which meets the criteria in clause (i) below of this definition and is not ineligible pursuant to clause (ii) below. Eligible Inventory will be valued, for purposes of determining the Borrowing Base, at the lower of market value or cost, determined in accordance with standard costing, which approximates a "first in-first out" cost accounting system.

          (i) Except as otherwise provided in clause (ii) below, Inventory is eligible if it is, and continues to be, (a) (1) finished goods owned and held by the applicable Borrower at a Borrower's Facility for sale in the ordinary course of such Borrower's business as presently conducted by it ("Finished Goods"), (2) raw materials owned and held by the applicable Borrower at a Borrower's Facility that will be converted or fabricated into Finished Goods in the ordinary course of such Borrower's business as presently conducted by it ("Raw Materials") exclusive of Raw Materials which are comprised of Hazardous Substances and (b) subject to a valid and prior, fully perfected security interest of Agent, free and clear of all Liens of any Person (except to the extent, if any, of the Permitted Liens).

          (ii) Without limiting Agent's discretion as to other Inventory, the following Inventory will not, in any event, constitute Eligible Inventory:

               (a) Finished Goods (1) which are not readily saleable in the ordinary course of the applicable Borrower's business, (2) which are slow-moving or obsolete as determined by Agent, in its discretion exercised in good faith, (it being expressly understood and agreed that, without limiting the generality of the foregoing, (x) in no event shall Finished Goods owned and held by any Borrower at the Sugar Land, Texas Borrower's Facility for more than 90 days constitute Eligible Inventory unless the Agent otherwise expressly consents in writing, and (y) in no event shall any other Finished Goods with respect to which the applicable Borrower is not forecasting (or is unreasonably forecasting) any anticipated sale or other usage within the next 180 days constitute Eligible Inventory unless the Agent otherwise expressly consents in writing), or (3) which are subject to defects which would materially affect their market value (including all Finished Goods for which reserves for obsolescence have been provided for in such Borrower's financial statements or for which obsolescence reserves are anticipated);

               (b) Raw Materials (1) which are not in good condition or not usable in the applicable Borrower's business, (2) which are slow-moving or obsolete as determined by Agent, in its discretion exercised in good faith, (it being expressly understood and agreed that, without limiting the generality of the foregoing, (x) in no event shall Raw Materials owned and held by any Borrower at the Sugar Land, Texas Borrower's Facility for more than 180 days constitute Eligible Inventory unless the Agent otherwise expressly consents in writing, and (y) in no event shall any other Raw Materials with respect to which the applicable Borrower is not forecasting (or is unreasonably forecasting) any anticipated sale or other usage within the next 180 days constitute Eligible Inventory unless the Agent otherwise expressly consents in writing), or (3) which are subject to defects which would materially affect their market value (including all Raw Materials for which reserves for obsolescence have been provided for in such Borrower's financial statements or for which obsolescence reserves are anticipated);

               (c) work-in-process; supplies and packaging materials; spare parts; display items; or rack samples;

               (d) Inventory that is located outside of the United States;

               (e) Inventory which has been consigned to or by the applicable Borrower or has been sold to such Borrower in any sale on approval or sale and return transaction;

               (f) Inventory that is located on any premises not owned by the applicable Borrower, including without limitation the premises located at the addresses set forth on Exhibit F, or that is in the possession of any Person other than such Borrower except (subject to any additional requirements imposed by Agent, in its discretion exercised in good faith, to protect such Borrower's title thereto or the Lien of Agent thereon): (1) Eligible Inventory in the possession of a warehouseman or other bailee (including an inventory processor) if Agent has received a bailee waiver letter reasonably acceptable to Agent from such warehouseman or bailee and such warehousemen or bailee has not issued a negotiable document of title as to any of the Eligible Inventory and (2) Eligible Inventory located on premises leased by the applicable Borrower if Agent has received a landlord's waiver acceptable to Agent with respect to such premises;

               (g) Inventory that is subject to any trademark, trade name, patent or licensing arrangement, any contractual arrangement, or any law, rule or regulation that could, in any instance in Agent's judgment exercised in good faith, limit or impair the ability of Agent to promptly exercise any of its rights with respect thereto;

               (h) Inventory (1) with respect to which insurance proceeds, if any, are not payable to Agent as mortgagee or loss payee in accordance with the Loan Documents or (2) which is subject to a negotiable warehouse receipt or other negotiable instrument;

               (i) Inventory that is in transit to or from a Borrower's
          Facility;

               (j) Inventory which is custom made for a particular customer of the applicable Borrower for which such Borrower's customer either (1) did not issue a purchase order to such Borrower, or (2) is not otherwise contractually bound to purchase such Inventory; or

               (k) Inventory as to which Agent, in its discretion exercised in good faith, deems to be ineligible because of type, category, or quantity or any other credit or collateral considerations which the Business Credit Group of Agent makes applicable from time to time.

     "Eligible Receivables" means, with respect to each Borrower, such of the Receivables owing to such Borrower that meet the criteria in clause (i) below of this definition and are not ineligible pursuant to clause (ii) below.

          (i) Except as provided in clause (ii) below, Receivables which meet, and continue to meet, all of the following criteria are Eligible
     Receivables:

               (a) Receivables which consist of ordinary trade accounts receivable owned solely by the applicable Borrower, evidenced by such Borrower's standard invoice therefor, payable in cash in Dollars and which arise out of an outright, bona fide, lawful and final sale of Finished Goods or the provision of services in each case in the ordinary course of such Borrower's business as presently conducted by it to a Person who is not an Affiliate of such Borrower (or who otherwise is controlled by such Borrower or by an Affiliate of such Borrower) who has issued a valid and binding purchase order therefor to such Borrower;

               (b) Receivables which are due and payable absolutely and unconditionally within (1) the applicable Borrower's standard terms of not greater than net 60 days from the date of the invoice applicable thereto, or (2) such extended terms that Agent, in its discretion exercised in good faith, approves after prior notice from such Borrower;

               (c) Receivables with respect to which (1) the services covered thereby have been rendered and accepted by the account debtor or its designee or (2) the Finished Goods covered thereby have been delivered to the account debtor or its designee and accepted by such account debtor or designee; and

               (d) Receivables with respect to which (1) sixty (60) days have elapsed since the initial due date of such Receivables, and (2) not more than ninety (90) days have elapsed since the date of the original invoice applicable thereto.

          (ii) Without limiting Agent's discretion as to other Receivables, the following Receivables will not, in any event, constitute Eligible
     Receivables:

               (a) Receivables with respect to which the account debtor or any Affiliate of the account debtor has filed or had filed against it a petition in bankruptcy or for reorganization, made an assignment for the benefit of creditors, or failed, suspended business operations, become insolvent or in respect of which a receiver, custodian, or a trustee was appointed for a significant portion of its assets or affairs, or Receivables with respect to which the account debtor is incompetent or has died;

               (b) Receivables with respect to which (1) the account debtor is not qualified to do business in one or more States of the United States of America or any Canadian provinces acceptable to Agent in its discretion exercised in good faith or (2) the account debtor has its principal place of business or chief executive office outside of the United States of America or any Canadian provinces acceptable to Agent in its discretion unless, in either or both of such events (1) or (2), the Receivable is supported by an irrevocable, clean letter of credit or acceptance issued (A) by a financial institution satisfactory to Agent and (B) on terms reasonably acceptable to Agent, and, if so requested by Agent, delivered to Agent in pledge for negotiation and presentment;

               (c) Receivables owing from the same account debtor, either alone or together with its Affiliates, if 25% or more of such Receivables are ineligible for any reason (such percentage being subject to increase by the Agent in the Agent's sole and absolute discretion);

               (d) Receivables owing from any single account debtor to the extent, as of any date, that the total amount of such account debtor's Indebtedness to the applicable Borrower (whether evidenced by such Receivables or otherwise) exceeds 20% of the face amount (less maximum discounts, credits and allowances which may be taken by, or granted to, such account debtor in connection therewith) of the then outstanding Eligible Receivables of such Borrower; provided, however, that, as of any date of determination, for Receivables (which are otherwise eligible) owing from an account debtor which, as of that date, is an investment grade credit under Agent's then credit policies and procedures, the foregoing percentage is up to 40%;

               (e) Receivables with respect to which the account debtor is a Governmental Authority ("Government Receivables"), unless with respect to such Government Receivables the Assignment of Claims Act of 1940, as the same shall be from time to time be amended, renewed, extended or replaced (31 U.S.C. Section 3727 and 41 U.S.C. Section 15) or, as applicable, comparable state statute or regulation has been complied with to Agent's satisfaction;

               (f) Receivables which (1) consist (or to the extent consisting) of deposits, (2) consist (or to the extent consisting) of vendor warranty claims, (3) consist (or to the extent consisting) of finance charges, service charges, or interest on delinquent accounts, (4) are proceeds of consigned Inventory, (5) are employee, officer, director or other Affiliate Receivables, or (6) are debit memoranda;

               (g) Receivables with respect to which the terms or conditions prohibit or restrict assignment or collection rights or which are evidenced by a promissory note, chattel paper or other instrument;

               (h) Receivables (1) which are subject to set-off, credit, contras, allowance or adjustment by the account debtor (except discounts allowed for prompt payment and except for Receivables with respect to which Input/Output, Inc. is the account debtor so long as that certain no-offset letter agreement signed by Input/Output, Inc. on May 18, 2004, and accepted by Suntron on May 24, 2004, remains in full force and effect) and other credits or allowances which have been deducted in computing the net amount of the applicable Receivable as shown in the original schedule of Borrowing Base Certificate furnished to the Bank identifying or including such Receivable, or (2) with respect to which the account debtor has returned any of the Inventory from the sale from which the Receivables arose, provided that in either or both of such events (1) or (2), the net amount owed by such account debtor to the applicable Borrower in respect of such Receivable, as determined by Agent in its discretion exercised in good faith, will, if otherwise eligible, be an Eligible Receivable;

               (i) Receivables which are generated by a sale on approval, a bill and hold sale, a sale on consignment, or other type of conditional sale, or in connection with work subject to any payment or performance bond, or which are subject to progress billing or retainages;

               (j) Receivables which are not subject to the first priority security interest of Agent or are subject to any Lien of any Person (except to the extent, if any, of the Permitted Liens);

               (k) Receivables with respect to which the account debtor (the "Subject Customer") is located in any one or more of New Jersey, Minnesota, or West Virginia unless (1) if the Subject Customer is located in New Jersey, the applicable Borrower has properly qualified to do business in New Jersey or has filed a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year, (2) if the Subject Customer is located in Minnesota, such Borrower has properly qualified to do business in Minnesota or has filed a Notice of Business Activities Report with the

          Minnesota Division of Taxation for the then current year, or (3) if the Subject Customer is located in West Virginia, such Borrower has filed, or is exempt from filing, a Business Activity Report with the Tax Commissioner of the State of West Virginia for the then current year;

               (l) Receivables with respect to which the account debtor has sold or is selling substantially all of its assets and has not established adequate reserves or made provisions for the payment of all amounts owed to such account debtor's trade creditors, as determined by Agent in its discretion exercised in good faith;

               (m) Receivables with respect to which Agent has received a check for payment of such Receivable which has been returned uncollected, or Receivables with respect to which Agent, in its discretion exercised in good faith, believes that the collection of such Receivable is in doubt or impaired or that such Receivable may not be paid by reason of the account debtor's financial inability to pay;

               (n) Receivables with respect to which the account debtor is located in any state or provinces requiring the filing by the applicable Borrower of an application to qualify to do business or a fictitious name report in order to permit such Borrower to seek judicial enforcement in such state or provinces of payment of that Receivable, unless such Borrower has qualified to do business in such state or has filed a fictitious name report;

               (o) Receivables with respect to which an invoice for the agreed-on purchase price has been issued to the account debtor more than five (5) Business Days after the services covered thereby were rendered or the Inventory covered thereby was delivered to the applicable account debtor or its designee; or

               (p) Receivables which Agent, in its discretion exercised in good faith, deems to be ineligible based on those credit or collateral considerations which the Business Credit Group of Agent makes applicable from time to time.

     "Equipment" means equipment as defined in the UCC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as the same shall be from time to time be amended, renewed, extended or replaced.

     "Event of Default" has the meaning given in Section 11.

     "Excluded Taxes" means, with respect to Agent, LC Issuer and any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, taxes imposed on its overall revenue or net income, and franchise taxes imposed on it.

     "Executive Order No. 13224" means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same shall be from time to time be amended, renewed, extended or replaced.

     "Federal Funds Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. Minneapolis, Minnesota time on such day on such transactions received by Agent from three (3) Federal funds brokers of recognized standing selected by Agent in its sole discretion.

     "Fee Letter" means that certain fee letter bearing even date herewith signed by the Agent and countersigned by each Borrower.

     "Financial Covenants" has the meaning given in Section 10.28.

     "Financials" means those financial statements attached as Schedule 2 and the projected consolidated financial statements (by quarter) for the year ending December 31, 2006 previously delivered by Borrowers to Agent.

     "Fiscal Month" has the meaning given on Schedule 10.28.

     "Fiscal Quarter" has the meaning given on Schedule 10.28.

     "Fiscal Year" has the meaning given on Schedule 10.28.

     "Fixed Charge Coverage Ratio" has the meaning given on Schedule 10.28.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the applicable Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "General Intangibles" means general intangibles as defined in the UCC.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government or any agency or instrumentality thereof (including any central bank).

     "Indebtedness" means all of a Person's obligations, indebtedness and liabilities to any other Person, including all debts, claims and indebtedness, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law or otherwise. Indebtedness of any Borrower includes: (i) the Obligations, (ii) obligations or liabilities of any Person secured by a Lien on property owned by such Borrower, even though such Borrower has not assumed or become liable for the payment therefor, (iii) obligations or liabilities created or arising under any capital lease of real or personal property, any conditional sales contract or other title retention agreement with respect to property used or acquired by such Borrower, even though the rights and remedies of the lessor, seller, or lender thereunder are limited to repossession of such property, and (iv) the net cost (without duplication) to such Borrower under any Rate Hedging Agreement.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as the same shall be from time to time amended, renewed, extended or replaced. Any reference to a specific provision of the

Internal Revenue Code will be construed to include any comparable provision of the Internal Revenue Code as amended or superseded after the date of this Agreement.

     "Interest Payment Date" shall mean the Revolving Credit Commitment Termination Date, and (a) the last day of the applicable LIBOR Period for each LIBOR Rate Loan; provided, however, that if such LIBOR Period is for six (6) months, the term "Interest Payment Date" shall mean the day which is three months after the first day of such LIBOR Period and the last day of such LIBOR Period; and (b) the first day of each calendar month for each Prime Rate Loan.

     "Interim Advance" has the meaning given in Section 2.7.1(i).

     "Interim Advance Exposure" means, with respect to any Lender at any time, such Lender's Revolving Credit Commitment Percentage of the total Interim Advances outstanding at such time.

     "Inventory" means inventory as defined in the UCC.

     "Lenders" means each of the financial institutions that is a signatory hereto identified under the caption "LENDERS" on the signature pages of this Agreement, and each financial institution that becomes a "Lender" after the date hereof pursuant to Section 14.2.

     "Lending Installation" means, with respect to Agent, a Lender or LC Issuer, the office, branch, subsidiary or Affiliate of Agent, such Lender or LC Issuer listed on the signature pages hereof or otherwise selected by Agent, such Lender or LC Issuer pursuant to Section 2.12.

     "LC Issuer" means U.S. Bank, as the issuer of Letters of Credit under
Section 2.4, together with its successors and assigns in such capacity.

     "LC Payment Date" has the meaning given in Section 2.4.5.

     "Letter of Credit" means a Standby Letter of Credit (as defined in Section 2.4) or a Commercial Letter of Credit (as defined in Section 2.4) issued by LC Issuer pursuant to Section 2.4.

     "Letter of Credit Availability" means, as at any time, an amount equal to the lesser of (i) an amount equal to (a) $10,000,000.00 less (b) the then Letter of Credit Exposure and (ii) the then Revolving Credit Availability.

     "Letter of Credit Collateral Account" has the meaning given in Section 2.4.11.

     "Letter of Credit Deficiency" means any failure of the Letter of Credit Availability to be greater than or equal to zero Dollars.

     "Letter of Credit Documents" means, with respect to each and every Letter of Credit, (i) a letter of credit application and reimbursement agreement on LC Issuer's then customary form (the "Letter of Credit Application") and (ii) any other agreements, certificates, documents and information as LC Issuer may reasonably request relating to a Letter of Credit.

     "Letter of Credit Exposure" means, as at any time, the sum of (i) the Letter of Credit Face Amount of all outstanding Letters of Credit and (ii) all unreimbursed drawings under any Letters of Credit (whether or not outstanding). The Letter of Credit Exposure of any Lender at any time shall be its Revolving Credit Commitment Percentage of the total Letter of Credit Exposure at such time.

     "Letter of Credit Face Amount" of any Letter of Credit means, at any time, the face amount of the Letter of Credit, after giving effect to all drawings paid thereunder and other reductions of the face amount and to all reinstatements of the face amount effected, pursuant to the terms of the Letter of Credit, prior to such time.

     "Letter of Credit Obligations" means, at any time, the sum of (i) the aggregate Letter of Credit Exposure plus (ii) the aggregate amount of all Borrowers' other unpaid obligations in respect of all Letters of Credit (whether or not outstanding) under this Agreement and the Letter of Credit Documents, including any Indebtedness incurred or arising in connection with any Letters of Credit (including any drafts or acceptances thereunder, all amounts charged or chargeable to Borrowers (or any of them) or LC Issuer, including any and all charges, expenses, fees and commissions, and all duties and taxes and costs of insurance which may pertain either directly or indirectly to such Letters of Credit).

     "LIBOR Amount" means a Dollar amount of each LIBOR Rate Loan as designated by Borrowing Agent from time to time in a then effective LIBOR Election; provided, however, that if, at any time that a LIBOR Election is in effect, the principal balance of any LIBOR Rate Loan is, for any reason, reduced below the then effective LIBOR Amount, thereby triggering a "LIBOR Prepayment Fee" as provided in Section 3.2.4, then, immediately after the triggering of such LIBOR Prepayment Fee, the LIBOR Amount shall be reduced to the principal balance of the LIBOR Rate Loans used as the basis for determining the LIBOR Prepayment Fee.

     "LIBOR-Based Rate" means an annual rate of interest equal to the sum of (i) the LIBOR Rate in effect as of the first day of the LIBOR Period for which the LIBOR-Based Rate is being determined plus (ii) the Applicable LIBOR Rate Margin then in effect.

     "LIBOR Election" means an election by Borrowing Agent to have the principal balance of the Revolving Loans, up to the LIBOR Amount as designated therein, bear interest at the LIBOR-Based Rate for the LIBOR Period as designated therein in accordance with the provisions of Section 2.6.

     "LIBOR Period" means the period commencing on the advance date of the applicable LIBOR Rate Loan and ending on the numerically corresponding day one
(1), two (2), three (3) months, or six (6) months thereafter matching the interest rate term selected by Borrowing Agent in the applicable LIBOR Election; provided, however, (i) if any LIBOR Period would otherwise end on a day which is not a Business Day, then the LIBOR Period shall end on the next succeeding Business Day unless the next succeeding Business Day falls in another calendar month, in which case the LIBOR Period shall end on the immediately preceding Business Day or (ii) if any LIBOR Period begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the LIBOR Period), then the LIBOR Period shall end on the last Business Day of the calendar month at the end of such LIBOR Period.

     "LIBOR Rate" means, with respect to any LIBOR Period for any LIBOR Rate Loan, an interest rate per annum equal to (i) the rate of interest Agent may quote to Borrowing Agent, from time to time and subject to change without notice, in effect at approximately 11:00 a.m., London time, two Business Days prior to the commencement of the proposed LIBOR Period which is determined by Agent from Telerate Page 3750 (or any successor thereto) for Dollar deposits in the London interbank market with respect to an amount comparable to the requested LIBOR Amount for the requested LIBOR Period, divided by (ii) a number equal to one minus the aggregate (without duplication) of the rates (expressed as a decimal fraction) of the LIBOR Reserve Requirements current on the date two Business Days prior to the commencement of the LIBOR Period.

     "LIBOR Rate Loan" means the applicable portion of the Revolving Loans, as designated by Borrowing Agent from time to time in a then effective LIBOR Election, bearing interest during the LIBOR Period applicable to that Loan, at a rate determined by reference to the applicable LIBOR-Based Rate.

     "LIBOR Rate Revolving Loan" means the applicable portion of the Revolving Loans bearing interest, as of any date, at a rate determined by reference to the applicable LIBOR-Based Rate.

     "LIBOR Reserve Requirements" means, for any LIBOR Period for which a LIBOR Election is effective, the maximum reserves (whether basic, supplemental, marginal, emergency or otherwise) prescribed by the Board of Governors of the Federal Reserve System (or any successor) with respect to liabilities or assets consisting of or including "Eurocurrency liabilities" (as defined in Regulation D of the Board of Governors of the Federal Reserve System) or against any other category of liabilities, which includes deposits, by reference to which the interest rate on LIBOR Rate Loans is determined.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, security interest, encumbrance, lien (statutory or other), or any preference, priority or other security agreement or any preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any lease deemed under the UCC to be intended for security, and the authorized filing by or against a Person as debtor of any financing statement under the UCC or comparable law of any jurisdiction).

     "Loan" means each Revolving Loan (including each Overadvance), each Interim Advance and each Agent Advance, and the total of all such Credit Extensions outstanding at any time may be referred to as "Loans".

     "Loan Collateral" means the all of the collateral security more particularly described in the Security Documents and any other security or collateral provided from time to time by, or on behalf of, Borrowers (or any of them) or any other Person for the Obligations (or any portion thereof).

     "Loan Documents" means this Agreement, the Notes, the Letter of Credit Documents, the Security Documents, the Subordination Agreement, the Maintenance Agreement and all other agreements, instruments and documents relating to the Credit Extensions, including mortgages, deeds of trust, security agreements, subordination agreements, intercreditor agreements, pledges, powers of attorney, consents, collateral assignments, locked box and cash management agreements, letter agreements, contracts, notices, leases, financing statements and letters of credit and applications therefor and all other writings, all of which must be in form and substance reasonably satisfactory to Agent, LC Issuer, and the Lenders, which have been, are as of the date of this Agreement, or will in the future be signed by, or on behalf of, Borrowers (or any of them) and delivered to Agent, LC Issuer, or the Lenders.

     "Locked Box" has the meaning given in Section 7.3.

     "LOC Fee" has the meaning given in Section 3.7.

     "Maintenance Agreement" means that certain Maintenance Agreement bearing even date herewith by and between Agent and the Subordinated Creditor, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Material Adverse Effect" means a material adverse effect, as reasonably determined by Agent, on (i) the Borrowers' (a) business, property, assets, operations or condition, financial or otherwise taken as a whole, or (b) ability to perform their payment and other Obligations under this Agreement and any of the other Loan Documents taken as a whole, (ii) the recoverable value of the Loan Collateral or Agent's, LC Issuer's or Lenders' rights or interests therein,
(iii) the enforceability in all material respects of any of the Loan Documents, or (iv) the ability of Agent, LC Issuer or Lenders to exercise any of their rights or remedies under the Loan Documents or provided by law.

     "Maturity Date" means the earlier to occur of (i) March 28, 2009 and (ii) the Voluntary Termination Date.

     "Net Amount of Eligible Receivables" means, at any time, the gross amount of Eligible Receivables less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

     "Notes" means the Revolving Loan Notes (defined in Section 2.8).

     "Obligations" means the Loans, the Letter of Credit Obligations, and Rate Hedging Obligations owing to Agent, LC Issuer or any Lender or any Affiliate of any such Persons and all other loans, advances, debts, liabilities, obligations, indemnities, covenants and duties owing to Agent, LC Issuer and the Lenders from Borrowers (or any of them) and their respective Subsidiaries (individually and collectively) of any kind, present or future, evidenced by or arising out of this Agreement or any of the other Loan Documents, whether for the payment of money, whether arising out of overdrafts on checking, deposit or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of Agent, LC Issuer's or Lenders' non-receipt of, or inability to collect, funds or otherwise not being made whole in connection with depository transfer checks or other similar arrangements and whether direct or indirect (including acquired by assignment), related or unrelated, absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, and including all interest, charges, expenses, fees and any other sums chargeable to Borrowers (or any of them) and their respective Subsidiaries (individually and collectively) in connection with any of the foregoing, and all Attorneys' Fees.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery, filing or enforcement of, or otherwise with respect to, this Agreement or the other Loan Documents.

     "Overadvance" has the meaning given in Section 13.11.

     "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, as to which any Borrower or any corporation or other entity, trade or business that is, along with such Borrower, a member of a Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during any preceding six year period, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Permitted Liens" means the Liens and interests in favor of Agent for the benefit of Agent, LC Issuer and the Lenders granted or provided under the Loan Documents and, to the extent reflected on the applicable Borrower's books and records and not impairing the operations of such Borrower or any performance under, or contemplated by, the Loan Documents:

          (i) Liens arising by operation of law for taxes not yet due and payable;

          (ii) Liens of mechanics, materialmen, shippers and warehousemen for services or materials for which payment is not yet due;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

          (iv) Liens, if any, specifically permitted by the Required Lenders from time to time in writing;

          (v) Liens on Equipment securing Indebtedness under capitalized leases or purchase money Indebtedness so long as (a) the total amount of obligations secured by the purchase money security interests or the subject of capitalized leases during any period does not, together with any other capital expenditures made by the applicable Borrower for the applicable period, exceed the maximum amount permitted during such period for capital expenditures pursuant to Section 1 of Schedule 10.28; (b) such purchase money Indebtedness or capitalized lease Indebtedness will not be secured by any of the Loan Collateral other than the property so acquired and any identifiable proceeds, (c) any Liens relating to such purchase money Indebtedness or capitalized lease Indebtedness will not extend to or cover any property of the applicable Borrower other than the property so acquired and any identifiable proceeds, and (d) the principal amount of such capitalized lease or purchase money Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired;

          (vi) Liens for taxes, assessments and other similar charges to the extent payment thereof shall not at the time be required to be made in accordance with the provisions of Section 10.9;

          (vii) those Liens described on Schedule 9.7; provided that those Liens secure only the Indebtedness which the Liens secure on the Closing Date;

          (viii) Liens arising from the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like Persons ("Third Party Claims") if each of the following conditions is met:
     (a) the validity or amount of the Third Party Claim is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted, (b) the applicable Borrower has given prior notice to Agent of the Third Party Claim, (c) such Borrower has established appropriate reserves (in Agent's reasonable discretion exercised in good faith) for the Third Party Claim, (d) levy and execution on the Third Party Claim have been and continue to be stayed, (e) the Third Party Claim does not prevent Agent from having a perfected first priority security interest in, or a first priority mortgage lien on, the Loan Collateral provided by such Borrower or with respect to future advances made under this Agreement,
     (f) such Borrower's title to, and its right to use, any of the Loan Collateral provided by such Borrower are not, in Agent's judgment exercised in good faith, materially affected thereby, and (g) the amount of all Third Party Claims against any one or more of the Borrowers do not exceed, as of any date, $500,000 in the aggregate; and, provided, further, that the applicable Borrower must promptly pay each such Third Party Claim to the extent the dispute is finally settled in favor of the claimant thereof; and

          (ix) a second priority Lien (junior and subordinate for all purposes to the Lien in favor of the Agent) against substantially all of the Loan Collateral in favor of the Subordinated Creditor as collateral security for the Subordinated Debt.

     "Permitted Overadvance" has the meaning given in Section 13.11.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, limited liability company, corporation, institution, entity, party or Governmental Authority.

     "Prime-Based Rate" means an annual rate of interest equal to the sum of (i) the Prime Rate as in effect from time to time plus (ii) the Applicable Prime Rate Margin then in effect.

     "Prime Rate" means the rate of interest per annum established by U.S. Bank from time to time as its prime lending rate (for reference purposes only) with any change thereto being effective as of the opening of business on the date of change (or if not a Business Day, the beginning of the day). The Prime Rate is determined solely by U.S. Bank pursuant to market factors and its own operating needs and is not necessarily U.S. Bank's best or most favorable rate for commercial or other loans.

     "Prime Rate Loan" means the applicable portion of the Loans bearing interest, as of any date, at a rate determined by reference to the applicable Prime-Based Rate.

     "Prime Rate Revolving Loan" means the applicable portion of the Revolving Loans bearing interest, as of any date, at a rate determined by reference to the applicable Prime-Based Rate.

     "Rate Hedging Obligations" of a Person means any and all Indebtedness of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements ("Rate Hedging Agreements") designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, swaps, puts and warrants, and
(ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "Receivables" means accounts as defined in the UCC.

     "Remittances" has the meaning given in Section 7.3.

     "Reportable Event" means an event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30 day notice to the Pension Benefit Guaranty Corporation under such regulations).

     "Required Lenders" means, at any time, Lenders holding at least 66.67% of the sum of the Revolving Credit Commitments then in effect at such time or, if the Revolving Credit Commitments are terminated, the aggregate Revolving Credit Exposure of all of the Lenders then outstanding.

     "Reserve Amount" means, as at any time, the amounts that Agent, in its discretion exercised in good faith (including in the manner described in this definition) may from time to time establish in determining the Borrowing Base based on such credit and collateral considerations as the Business Credit Division of Agent deems, in good faith, appropriate from time to time, based on market conditions, or to reflect contingencies or risks which may affect any or all of the Loan Collateral, the business, operations, financial condition or business prospects of Borrowers, or the security of the Loans. For purposes of this definition and determining the Borrowing Base and without limiting Agent's other discretion as described above, Agent will be deemed to have acted in good faith if reserves are established in respect of any one or more of the following:

          (i) the occurrence and continuance of an Event of Default;

          (ii) for price adjustments, damages, unearned discounts, returned Inventory, credit memoranda (issued or unissued), credits, contras and other similar offsets to Borrower's accounts receivable except to the extent that any of the foregoing in this item (iii) has been dealt with by Agent by designating a specific Receivable or Receivables as being ineligible pursuant to the terms of this Agreement as opposed to the establishment of a reserve general in nature;

          (iii) for any claims, interests, or rights (including Liens) of any Person ("Priming Interests") which (a) as of the date Agent learns or is notified of the existence of the applicable Priming Interest, has priority over the Liens of Agent on any or all of the Loan Collateral or (b) will have priority over the Liens of Agent on any or all of the Loan Collateral after any required notice or filing, the passage of time, the satisfaction of any other condition, or otherwise;

          (iv) for aged credits maintained by any Borrower in respect of its accounts receivable except to the extent that any of the foregoing in this item (v) has been dealt with by Agent by designating a specific Receivable or Receivables as being ineligible pursuant to the terms of this Agreement as opposed to the establishment of a reserve general in nature;

          (v) for any amounts expended by Agent to protect or preserve any Loan Collateral or Agent's or any Lender's rights under the Loan Documents which have not been reimbursed by Borrowers; or

          (vi) 100% of the aggregate mark-to-market exposure, as determined by Agent, of all Rate Hedging Obligations then owing by Borrowers to one or more Lenders (or their Affiliates) under a Rate Hedging Agreement.

     "Revolving Credit Availability" means, as of any time, an amount, in Dollars, equal to:

          (i) an amount equal to the lesser of: (a) the then Borrowing Base or
     (b) the Revolving Loan Facility Amount;

          less (ii) the then aggregate outstanding principal amount of all Revolving Loans (including Overadvances) and Interim Advances and all due but unpaid interest on the Loans, and all fees, commissions, expenses and other charges posted to Borrowing Agent's loan account with Agent;

          less (iii) the then Letter of Credit Exposure.

     "Revolving Credit Commitment" means, when used with reference to a particular Lender, its obligation to make Revolving Loans and to participate in Letters of Credit and Interim Advances. The maximum amount of each Lender's Revolving Credit Commitment is set forth on Schedule 1, as such commitment may be (i) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 14.2, (ii) terminated pursuant to Section 2.13 and (iii) terminated pursuant to Section 12. "Revolving Credit Commitments" means, collectively, the aggregate amount of all Revolving Credit Commitments of the Lenders.

     "Revolving Credit Commitment Percentage" means, with respect to any Revolving Credit Lender at any time, the ratio of (i) the amount of the Revolving Credit Commitment of such Lender at such time to (ii) the Revolving Credit Commitments then in effect at such time; provided, however, if all the Revolving Credit Commitments have been terminated, the "Revolving Credit Commitment Percentage" shall be determined according to the Revolving Credit Commitments in effect immediately prior to such termination, giving effect to any assignments.

     "Revolving Credit Commitment Period" means the period from and including the Closing Date to, but not including, the Revolving Credit Commitment Termination Date.

     "Revolving Credit Commitment Termination Date" means the Maturity Date, or such earlier date on which the Revolving Credit Commitments shall be terminated in accordance with this Agreement.

     "Revolving Credit Exposure" means, with respect to any Lender at any time, an amount equal to (i) the outstanding principal amount of such Lender's Revolving Loans, plus (ii) the Letter of Credit Exposure of such Lender, plus
(iii) the Interim Advance Exposure of such Lender.

     "Revolving Credit Lenders" means (i) on the date hereof, the Lenders having Revolving Credit Commitments on Schedule 1 and (ii) thereafter, the Lenders from time to time holding Revolving Credit Exposure and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 14.2.

     "Revolving Loans" has the meaning given in Section 2.2, and shall include, subject to the terms hereof, all Overadvances.

     "Revolving Loan Facility Amount" means $50,000,000.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Security Documents" means the Borrower Security Agreements, the Trademark Security Agreement and any other agreements, instruments or documents executed and delivered from time to time by, or on behalf of, Borrowers (or any of them) or any other Person as collateral security for the Obligations.

     "Special Account" has the meaning given in Section 7.4.

     "Solvent" means, with respect to any Person, that the Person is not insolvent as defined or construed under any and all applicable laws. In computing the amount of contingent liabilities at any time, it is intended that they be computed at the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Subsidiary" means, with respect to a particular Borrower, any Person as to which such Borrower owns, directly or indirectly, at least 50% of the outstanding shares of Capital Stock or other interests having ordinary voting power for the election of directors, officers, managers, trustees or other controlling Persons or an equivalent controlling interest in Agent's judgment.

     "Subordinated Creditor" means Thayer Equity Investors IV, L.P.

     "Subordinated Debt" means the "Junior Liabilities," as defined in the Subordination Agreement.

     "Subordinated Debt Default" means the occurrence of any of the following (or any combination of the following): (i) an "Event of Default" (as defined therein) under any of the Subordinated Debt Documents, (ii) any violation by the Subordinated Creditor of the terms and provisions of the

Subordination Agreement, or (iii) the maturity of the Subordinated Debt without the Subordinated Debt being fully paid, performed and satisfied as of May 15, 2009.

     "Subordinated Debt Documents" means, collectively, (i) the Subordinated Debt Notes (as defined in the Subordination Agreement), (ii) the Subordinated Debt Documents (as defined in the Subordination Agreement), and (iii) all other agreements, instruments, and documents signed or delivered by or on behalf of Borrowers (or any of them) in connection with the Subordinated Debt, as any or all of the foregoing documents, instruments, and agreements are now in effect or, subject to Section 10.29, as at any time after the date of this Agreement amended, modified, supplemented, restated, renewed, extended, replaced or otherwise changed and any documents, instruments, or agreements given, subject to Section 10.29, in substitution of any of them.

     "Subordination Agreement" mean the Subordination Agreement executed by the Subordinated Creditor in favor of the Agent dated as of the date of this Agreement, as the same may be amended, restated, renewed, supplemented or otherwise modified from time to time.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Total Credit Exposure" means, at any time, the aggregate Credit Exposure of all of the Lenders at such time.

     "Total Exposure Percentage" means, with respect to any Lender at any time, the ratio of (i) such Lender's Credit Exposure at such time to (ii) the Total Credit Exposure at such time.

     "Trademark Security Agreement" has the meaning given in Section 6.1.

     "Type" has the meaning given in Section 1.4.

     "12 Month Period" has the meaning given on Schedule 10.28.

     "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code, as enacted in the State of Minnesota, as the same may be from time to time amended, renewed, extended or replaced; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection on the security interest in any item or portion of the Loan Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Minnesota, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection or non-perfection.

     "USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same shall be from time to time be amended, renewed, extended or replaced.

     "U.S. Bank" means U.S. Bank National Association, a national banking association.

     "Voluntary Termination Date" has the meaning given in Section 2.13.1.

     Section 1.2 Environmental Definitions.

     "Environmental Activity" means any Release, generation, abatement, transportation or disposal of any Hazardous Substance from or on any Borrower's property or Use of any Borrower's property which is regulated by or for which standards of conduct or liability are imposed by any Environmental Requirements.

     "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Clean Water Act, 33 U.S.C. Section 1321 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., regulations promulgated thereunder, and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation, or any common law (including common law that may impose strict liability) regarding human health, the environment, natural resources or Hazardous Substances, all as may be from time to time be amended, renewed, extended or replaced.

     "Environmental Liability" means any Indebtedness or duty of payment or any amount owed by or payable from, any Borrower, due to any Environmental Activity or violation of Environmental Law, whether the foregoing described liability now exists or arises in the future.

     "Environmental Requirements" means all present and future laws, including Environmental Laws, authorizations, approvals, judgments, injunctions, decrees, orders or agreements relating to Hazardous Substances or Environmental Activity.

     "Hazardous Substances" means, at any time, (i) any "hazardous substance" as defined in Section 101(14) of CERCLA (42 U.S.C. Section 9601(14)), (ii) any "solid waste," "hazardous waste," or "infectious waste," as such terms are defined in any Environmental Law at such time; (iii) asbestos, urea-formaldehyde, polychlorinated biphenyls ("PCBs"), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and pollutants, contaminants, chemicals, materials or substances which are regulated by, Environmental Law.

     "Release" means spilling, leaking, pumping, paving, emitting, emptying, discharging, injecting, escaping, contaminating, leaching, disposing, releasing or dumping into the environment.

     "Use" includes, but is not limited to, use, ownership, development, construction, maintenance, management, operation or occupancy.

     Section 1.3 Other Definitional Provisions; Construction. Unless otherwise specified,

          (i) All terms defined in this Agreement, whether or not defined in this Article 1, have the defined meanings provided in this Agreement when used in this Agreement, in any other of the Loan Documents, or any other certificate, instrument or other document made or delivered pursuant to this Agreement or any other Loan Document, unless otherwise defined therein.

          (ii) As used in this Agreement, in any other of the Loan Documents, or in any other certificate, instrument or document made or delivered pursuant hereto or thereto, accounting terms relating to Borrowers not defined in this Agreement have the respective meanings given to them in accordance with generally accepted accounting principles in the United States of America as in effect at the time any determination is made or financial statement or information is required or furnished under this Agreement ("GAAP").

          (iii) References to the Uniform Commercial Code, or UCC, mean as enacted in the particular jurisdiction(s) encompassed by the reference.

          (iv) The definition of any agreement, document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, modifications, restatements and amendments thereof but only to the extent such renewals, extensions, supplements, modifications, restatements or amendments thereof are not prohibited by the terms of any Loan Document. All references to statutes include (a) all rules and regulations promulgated thereunder, (b) any amendments, renewals, extensions or replacements of such statutes, rules or regulations promulgated thereunder, and (c) any successor statutes, rules and regulations, including any comparable provision of the applicable statute, ordinance, UCC, regulation or other law as the same shall be from time to time be amended, renewed, extended or replaced after the date of this Agreement.

          (v) "Hereunder," "herein," "hereto," "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by a Person is to be taken promptly, unless the context clearly indicates the contrary.

          (vi) All of the uncapitalized terms contained in the Loan Documents which are now or hereafter defined under the UCC will, unless defined in the Loan Documents or the context indicates otherwise, have the meanings now or hereafter provided for in the UCC.

          (vii) The term "good faith" means honesty in fact in the conduct or transaction concerned.

          (viii) All Exhibits and Schedules attached to this Agreement are incorporated into, made and form an integral part of, this Agreement for all purposes.

          (ix) The existence of references to any Borrower's Subsidiaries throughout this Agreement is for a matter of convenience only. Any references to Subsidiaries of any Borrower set forth herein shall not in any way be construed as consent by Agent, LC Issuer or the Lenders to the establishment, maintenance or acquisition of any Subsidiary.

          (x) Whenever the sense of this Agreement or any of the other Loan Documents so require, the masculine or feminine gender will be substituted for, or be deemed to include, the neuter, the feminine gender will be substituted for the masculine, or the masculine will be deemed to include the feminine, and the neuter gender will be substituted for, or be deemed to include, the masculine or, as applicable, feminine gender.

     Section 1.4 Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". Commitments hereunder are distinguished by "Class". The "Class" of a Loan refers to whether such Loan is a Revolving Loan, an Interim Advance or an Agent Advance, each of which constitutes a Class of Loan. The "Type" of a Loan refers to whether such Loan is a Prime Rate Loan or a LIBOR Rate Loan, each of which constitutes a Type. Loans may be identified by both Class and Type. The "Class" of a Commitment refers to whether such Commitment is a Revolving Credit Commitment.

                                   ARTICLE II

                    LOANS AND OTHER FINANCIAL ACCOMMODATIONS.

     Section 2.1 Total Facility. Subject to the terms and conditions of this Agreement, LC Issuer and the Lenders will make $50,000,000 in total credit available to, or for the benefit of, Borrowers in the form of the following credit extensions advanced or to be made under the following facilities: (i) revolving loans and (ii) a letter of credit subfacility, all as more particularly described below.

     Section 2.2 Revolving Loans. During the Revolving Credit Commitment Period, and subject to the other terms and conditions of this Agreement, each Revolving Credit Lender, severally and not jointly, agrees to make loans ("Revolving Loans") to Borrowers in an amount not exceeding such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Availability then in effect; provided that after giving effect to the making of any such Revolving Loan (i) such Revolving Credit Lender's Revolving Credit Exposure will not exceed such Lender's Revolving Credit Commitment and (ii) the Revolving Credit Exposure of all of the Lenders will not exceed the total Revolving Credit Commitments. Within the foregoing limits, and subject to the other terms and conditions of this Agreement, Borrowers may reborrow Revolving Loans on the repayment thereof.

     Section 2.3 [Intentionally Omitted].

     Section 2.4 Letters of Credit.

          2.4.1 Letter of Credit Subfacility. During the Revolving Credit Commitment Period and subject to the other terms and conditions of this Agreement, Borrowing Agent may request LC Issuer to issue one or more of its standard standby letters of credit ("Standby Letter of Credit") or its standard commercial letters of credit ("Commercial Letter of Credit") in favor of such beneficiary(ies) as are designated by Borrowing Agent by delivering to LC Issuer, with a copy to Agent: (i) a Letter of Credit Application completed to the satisfaction of LC Issuer, together with the proposed form of the Letter of Credit (which, in all respects, will comply with the applicable requirements of Section 2.4.2), (ii) a Borrowing Base Certificate which calculates the Letter of Credit Availability by giving effect to the proposed Letter of Credit, and (iii) such other Letter of Credit Documents that LC Issuer then reasonably requires. LC Issuer, in addition to the other terms of this Agreement, will have no obligation to issue the proposed Letter of Credit if, after giving effect to such proposed Letter of Credit, the Letter of Credit Availability will be less than zero Dollars. The making of each Letter of Credit request by Borrowing Agent will be deemed to be a representation by each Borrower that the Letter of Credit may be issued in accordance with, and will not violate the terms of, this
Section 2.4.1. Letters of Credit issued hereunder shall constitute a utilization of the Revolving Credit Commitments.

          2.4.2 Terms of Letter of Credit. Each Letter of Credit issued under this Agreement will, among other things, (i) be in such form requested by Borrowing Agent as is acceptable to LC Issuer in its discretion exercised in good faith, (ii) be denominated in Dollars, and (iii) be issued to support the applicable Borrower's obligations that finance its business needs incurred in the ordinary course of such Borrower's business (and, in the case of Commercial Letters of Credit, solely for the purchase of Eligible Inventory). In no event will any Standby Letter of Credit have a term of more than one year or any Commercial Letter of Credit have a term of more than 180 days; furthermore, and, in addition to the foregoing term limitation, LC Issuer will have no obligation to issue any Letter of Credit with an expiry date later than 30 days prior to the last day of the Revolving Credit Commitment Period.

          2.4.3 Advice of Issuance or Non-Issuance. Upon receipt of a request from Borrowing Agent to open any Letter of Credit and of all attendant Letter of Credit Documents satisfactorily completed, LC Issuer, within three Business Days, may either (i) issue the requested Letter of Credit to the beneficiary thereof and transmit a copy to Borrowing Agent, or (ii) elect, in its discretion exercised in good faith, not to issue the proposed Letter of Credit. If LC Issuer elects not to issue such Letter of Credit, LC Issuer will communicate in writing to Borrowing Agent the reason(s) why LC Issuer has declined such request.

          2.4.4 Reimbursement by Borrowers. Each Borrower shall be jointly, severally, irrevocably and unconditionally obligated to reimburse LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by LC Issuer upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind; provided, however, that neither Borrowers nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by Borrowers or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of LC Issuer in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) LC Issuer's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. LC Issuer will pay to each Lender ratably in accordance with its Revolving Credit Commitment Percentage all amounts received by it from Borrowers for application in payment, in whole or in part, of the reimbursement obligation in respect of any Letter of Credit issued by LC Issuer, but only to the extent such Lender has made payment to LC Issuer in respect of such Letter of Credit pursuant to Section 2.4.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of an Advance Request and the satisfaction of the applicable conditions precedent set forth in Section 5.2), Borrowing Agent may request a Revolving Loan hereunder for the purpose of satisfying any reimbursement obligation.

          2.4.5 Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Letter of Credit of any draw request or demand for payment under a Letter of Credit, LC Issuer shall notify Agent and Agent shall promptly notify Borrowing Agent and each other Lender as to the amount to be paid by LC Issuer as a result of such request or demand and the proposed payment date (the "LC Payment Date"). The responsibility of LC Issuer to Borrowing Agent and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Letters of Credit as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or Event of Default or any condition precedent whatsoever, to reimburse LC Issuer on demand for (i) such Lender's Revolving Credit Commitment Percentage of the amount of each payment made by LC Issuer under each Letter of Credit to the extent such amount is not reimbursed by Borrowers pursuant to
Section 2.4.4, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of LC Issuer's demand for such reimbursement (or, if such demand is made after 2:00 p.m. Minneapolis, Minnesota time) on such date, from the next succeeding Business Day to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Prime Rate Revolving Loans.

          2.4.6 Obligations Absolute. Each Borrower's obligations under this
Section 2.4 shall be joint, several, absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrowers (or any of them) may have or have had against LC Issuer, any Lender or any beneficiary of a Letter of Credit. Each Borrower further agrees with LC Issuer and the Lenders that LC Issuer and the Lenders shall not be responsible for, and each Borrower's reimbursement obligation in respect of any Letter of Credit shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among Borrowers (or any of them), any of their respective Affiliates, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred or any claims or defenses whatsoever of Borrowers (or any of them) or of any of their respective Affiliates against the beneficiary of any Letter of Credit or any such transferee. LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Borrower agrees that any action taken or omitted by LC Issuer or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon each Borrower and shall not put LC Issuer or any Lender under any liability to any Borrower. Nothing in this
Section 2.4.6 is intended to limit the right of Borrowers (or any of them) to make a claim against LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.4.4.

          2.4.7 Actions of LC Issuer. LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by LC Issuer. LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this
Section 2.4, LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Letter of Credit.

          2.4.8 Indemnification. Each Borrower hereby agrees to indemnify and hold harmless each Lender, LC Issuer and Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, LC Issuer or Agent may incur (or which may be claimed against such Lender, LC Issuer or Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to LC Issuer hereunder (but nothing herein contained shall affect any rights Borrowers (or any of them) may have against any Defaulting Lender) or (ii) by reason of or on account of LC Issuer issuing any Letter of Credit which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Letter of Credit does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to LC Issuer, evidencing the appointment of such successor Beneficiary; provided that Borrowers shall not be required to indemnify any Lender, LC Issuer or Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (a) the willful misconduct or gross negligence of LC Issuer in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (b) LC Issuer's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.4.8 is intended to limit the obligations of Borrowers (or any of them) under any other provision of this Agreement. The Obligations described under this Section 2.4.8 shall survive any termination of this Agreement.

          2.4.9 Lenders' Indemnification. Each Revolving Credit Lender shall, ratably in accordance with its Revolving Credit Commitment Percentage, indemnify LC Issuer, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by Borrowers) against any cost, expense (including Attorneys' Fees), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or LC Issuer's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit) that such indemnitees may suffer or incur in connection with this
Section 2.4 or any action taken or omitted by such indemnitees hereunder. The obligations of the Lenders described under this Section 2.4.9 shall survive any termination of this Agreement.

          2.4.10 Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of LC Issuer or the Lenders, LC Issuer hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from LC Issuer, a participation in such Letter of Credit equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of LC Issuer, such Revolving Credit Lender's Revolving Credit Commitment Percentage of each unreimbursed drawing under any Letter of Credit, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default, the failure of any condition in Article V to be satisfied, or any reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Following receipt by Agent of any payment by Borrowers in respect of any unreimbursed drawing or of any refunded reimbursement payment, Agent shall disburse such payment to LC Issuer, or to the extent that the Lenders have made payments pursuant to this
Section 2.4.10 to LC Issuer, then to such Lenders and LC Issuer, as their interest may appear. The purchase of participations in Letters of Credit pursuant to this Section 2.4.10 shall not constitute a Loan and shall not relieve any Borrower of its reimbursement and other obligations under this
Section 2.4.

          2.4.11 Actions in Respect of Letters of Credit. If a Letter of Credit Deficiency shall have occurred and be continuing, Agent may make demand upon Borrowers to, and forthwith upon such demand Borrowers will, pay to Agent in same day funds at Agent's office designated in such demand, for deposit in a special non-interest bearing cash collateral account (the "Letter of Credit Collateral Account") to be maintained at such office of Agent, an amount equal to the amount by which the Letter of Credit Availability is less than zero. The Letter of Credit Collateral Account shall be in the name of Agent (as a cash collateral account), and under the sole dominion and control of Agent exercised in good faith (with sole right of withdrawal) and subject to the terms of this Agreement and the other Loan Documents. On each drawing under a Letter of Credit during which a Letter of Credit Deficiency is continuing, Agent shall seek reimbursement from any amounts then on deposit in the Letter of Credit Collateral Account; however, if (i) no amounts are then on deposit in the Letter of Credit Collateral Account, (ii) the amount then on deposit in the Letter of Credit Collateral Account is insufficient to pay the amount of such drawing, or
(iii) Agent is legally prevented or restrained from immediately applying amounts on deposit in the Letter of Credit Collateral Account, then the amount of each unreimbursed drawing under such Letter of Credit and payment required to be made under this Section 2.4.11 shall automatically be converted into a Prime Rate Revolving Loan made on the date of such drawing for all purposes of this Agreement. To the extent that Agent applies amounts on deposit in the Letter of Credit Collateral Account as provided in this Section 2.4.11, and, thereafter, such application (or any portion thereof) is rescinded or any amount so applied must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, then the amount so rescinded or returned shall automatically be converted into a Prime Rate Revolving Loan made on the date of such drawing for all purposes of this Agreement.

          2.4.12 Letter of Credit Obligations. All Letter of Credit Obligations will constitute part of the Obligations and be secured by the Loan Collateral.

     Section 2.5 Advance Requests. To obtain each advance of Revolving Loans, Borrowing Agent shall give written notice (an "Advance Request") in the form of Exhibit C attached hereto, which Advance Request shall:

          (i) specify the total amount of the requested advance of such Class of Loans;

          (ii) specify the Borrowing Date of such Loan, which shall be a Business Day;

          (iii) specify, subject to Section 2.6, whether such Loan is to be a Prime Rate Loan or a LIBOR Rate Loan;

          (iv) specify that on the date of, and after giving effect to, such Loan, no Event of Default has occurred and is continuing, and

          (v) specify that on the date of, and after giving effect to, such Loan, all of the representations and warranties of Borrowers contained in this Agreement and in the other Loan Documents are true and correct in all material respects on and as of such date of such Loan as if made on and as of the date of such Loan, except to the extent such representations and warranties expressly relate to an earlier date.

Each such Advance Request by Borrowing Agent shall be irrevocable. Each Advance Request for a Prime Rate Loan shall be given to Agent by no later than 1:00 p.m. (Minneapolis, Minnesota time) on the Business Day of such Prime Rate Loan. Each Advance Request for a LIBOR Rate Loan shall be given to Agent by no later than the time specified in Section 2.6 and be accompanied by a LIBOR Election. If Borrowing Agent fails to specify the Type of Loan, then the requested Loan shall be a Prime Rate Loan. If Borrowing Agent fails to specify the duration of the LIBOR Period for a requested LIBOR Rate Loan, Borrowing Agent shall be deemed to have requested that such LIBOR Rate Loan be made with a LIBOR Period of one month. Each Advance Request must be signed by an Authorized Representative; however, Agent may rely on the authority of any officer or employee of Borrowing Agent whom Agent in good faith believes to be authorized to sign Advance Requests.

     Section 2.6 Interest Election; Unavailability of LIBOR Loans

          2.6.1 Interest Election. Any Revolving Loans made on the Closing Date shall be Prime Rate Loans. Each Revolving Loan made after the Closing Date shall initially be of the Type specified in the applicable Advance Request for such Revolving Loan. From time to time after the Closing Date Borrowing Agent may make a LIBOR Election with respect to all or any portion of any Revolving Loan in accordance with the following provisions of this Section 2.6.1. Any LIBOR Election, in order to be effective, must be made by written notice, signed by Borrower's Authorized Representative, given to Agent and actually received by Agent, must (i) be received not later than 2:00 p.m. (Minneapolis, Minnesota time), two Business Days prior to the requested Borrowing Date, (ii) with respect to such LIBOR Rate Loan designate the duration of the LIBOR Period applicable thereto, subject to the provisions of the definition of LIBOR Period, and (iii) designate the LIBOR Amount with respect to such Loan. Any LIBOR Election shall remain effective until a subsequent LIBOR Election becomes effective with respect to such LIBOR Rate Loan or, if no LIBOR Election is made with respect to such LIBOR Rate Loan, the last day of the LIBOR Period applicable thereto; however, in the absence of the delivery of a subsequent LIBOR Election in compliance with this Section 2.6.1 not less than two (Minneapolis, Minnesota) Business Days before the end of the LIBOR Period then in effect, Borrowing Agent will be deemed to have elected that such LIBOR Rate Loan be converted into a Prime Rate Loan at the end of that LIBOR Period, but until such conversion, the funds advanced under such LIBOR Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan prior to the end of the LIBOR Period. Other than with the consent of Agent, (a) Borrowers may not, in the aggregate, have more than 7 LIBOR Rate Loans outstanding at any time, and any LIBOR Election that would result in more than 7 LIBOR Rate Loans being outstanding shall not be effective; (b) each LIBOR Rate Loan will be in a minimum principal amount of $1,000,000 and in integral multiples of $100,000;
(c) no portion of the Loans which represents Agent Advances, Interim Advances, or any unreimbursed drawings under any Letter of Credit can be made as, converted into, or continued as, a LIBOR Rate Loan; and (d) no Loan will be made as, converted into, or continued as, a LIBOR Rate Loan: (1) when an Event of Default has occurred and is continuing, (2) during a period that, pursuant to
Section 2.6.2, Agent has notified Borrowing Agent that a LIBOR Rate Loan is not available, (3) from an Affected Lender which has notified Borrowing Agent under
Section 2.6.2 that it is unlawful for the Affected Lender to make such LIBOR Rate Loan, or (4) which has a LIBOR Period ending on or after the Maturity Date.

          2.6.2 Unavailability of LIBOR Rate Loans. Notwithstanding any other provisions of this Section 2.6 to the contrary, if Agent determines, at any time, in good faith that (i) deposits in Dollars for the LIBOR Period are not available in the London interbank market or (ii) by reason of: (a) national or international financial, political or economic conditions or (b) any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect or the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance by a Lender with any request or directive of such authority (whether or not having the force of law), including exchange controls, (1) it is impracticable, unlawful or impossible for the Lenders to maintain the LIBOR Amount of the LIBOR Rate Loan at an interest rate based on the LIBOR Rate, (2) adequate and fair means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Rate Loans, or (3) the LIBOR Rate determined by Agent will not adequately and fairly reflect the cost to the Lenders of making or maintaining any LIBOR Rate Loans, then Agent will give Borrowing Agent prompt notice thereof (and will thereafter give Borrowing Agent prompt notice of the cessation, if any, of such condition), and, so long as such condition remains in effect as reasonably determined by Agent, the obligations of the Lenders to make or to continue to fund or maintain LIBOR Rate Loans will terminate, and Borrowers will prepay in full (by converting to Prime Rate Loans) all outstanding LIBOR Rate Loans owing to the Lenders on the last days of each applicable LIBOR Period (or within such earlier period as required by law), together with accrued interest and the payment of any LIBOR Prepayment Fee as provided for in Section 3.2.4. Moreover, notwithstanding any other provisions of this Section 2.6 to the contrary, if any individual Lender determines in good faith that it is unlawful under applicable law to make or maintain LIBOR Rate Loans as contemplated by this Agreement, the affected Lender (the "Affected Lender") will provide prompt written notice of such determination to Borrowing Agent and (A) the Affected Lender's commitment hereunder to make LIBOR Rate Loans, continue LIBOR Rate Loans as such and convert Prime Rate Loans to LIBOR Rate Loans will thereupon terminate and (B) the Affected Lender's Loans then outstanding as LIBOR Rate Loans, if any, will be converted automatically to Prime Rate Loans on the respective last days of the then current LIBOR Period with respect to such Loans.

     Section 2.7 Funding of Loans

          2.7.1 Funding of Loans. With respect to any Revolving Loans requested by Borrowing Agent hereunder, each Lender agrees that the Agent may in its sole discretion, but shall not be obligated to, make such requested Revolving Loans to Borrowers on behalf of Lenders as an Interim Advance. If Borrowing Agent makes a request for a Revolving Loan as provided herein, Agent, at its option and in its discretion, shall do either of the following:

          (i) with respect to a Prime Rate Revolving Loan, at its sole discretion, advance the amount of the proposed Revolving Loan to Borrowers disproportionately (an "Interim Advance") out of Agent's own funds on behalf of Lenders, which advance shall be on the Borrowing Date specified in the relevant Advance Request, and thereby elect settlement in accordance with Section 4.2 such that upon such settlement each Lender's share of the outstanding Revolving Loans (including the amount of any such Interim Advance settled on such date) equals its Revolving Credit Commitment Percentage of the then outstanding Revolving Loans. Interim Advances constitute Loans bearing interest at the rate applicable from time to time to Prime Rate Revolving Loans, are secured by the Loan Collateral and Obligations hereunder and constitute a utilization of the Revolving Credit Commitments. All payments on any Interim Advance shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Interim Advance). No part of any Interim Advance may, on the repayment thereof, be redrawn or reborrowed by Borrowers, except as a result of an election by Agent in its sole discretion, to have such amounts advanced as a new Interim Advance in accordance with this Section 2.7.1(i) pursuant to an effective Advance Request; or

          (ii) notify each Lender by facsimile, electronic mail or other similar form of teletransmission of the proposed Revolving Loan (a) with respect to Prime Rate Revolving Loans, on the same day, and (b) with respect to LIBOR Rate Loan, on the Business Day following the Business Day, in each case, that Agent is notified or deemed notified by Borrowing Agent of its request for such proposed Revolving Loan pursuant to Section 2.5 of this Agreement, and thereupon each Lender shall remit to Agent, so that Agent shall have received, (1) with respect to Prime Rate Revolving Loans, on or prior to 2:00 p.m. (Minneapolis, Minnesota time), on the date such Prime Rate Revolving Loans are to be advanced, and (2) with respect to LIBOR Rate Loans, on or prior to 2:00 p.m. (Minneapolis, Minnesota time), on the date such LIBOR Rate Loans are to be advanced, immediately available funds in an amount equal to such Lender's Revolving Credit Commitment Percentage of such Revolving Loan.

          2.7.2 Operating Account. Each Borrower irrevocably authorizes Agent to make all disbursements of Revolving Loans after the Closing Date into a non-interest bearing, DDA operating account maintained by Agent (the "Operating Account") that will be structured and utilized for that purpose in accordance with Agent's policies and procedures from time to time in effect. Unless other arrangements are made with, and expressly agreed to by, Agent (e.g., disbursements of Revolving Loans by wire transfer), all advances of the Revolving Loans, will be credited to the Operating Account at the end of the applicable Business Day on which the advance is made. With respect to advances requested by Borrowing Agent to cover Presentments in the Controlled Disbursement Account, each Borrower hereby irrevocably authorizes Agent, without any further written or oral request of Borrowing Agent or Borrower, to transfer funds automatically from the Operating Account to the Controlled Disbursement Account in amounts necessary for the payment of checks and other items drawn on the Controlled Disbursement Account as such checks and other items ("Presentments") are presented to Agent for payment. If any Presentments in the Controlled Disbursement Account are paid by Agent in excess of funds available in the Operating Account for any reason, including the failure of Borrowing Agent to determine the correct amount of Presentments in its Advance Request, the amounts so paid by Agent will be deemed to be an advance of Revolving Loans as a Prime Rate Loan for all purposes of this Agreement and are hereby ratified and approved by each Borrower; however, under no circumstances will Agent have any obligation to pay any Presentments in the Controlled Disbursement Account in excess of funds available in the Operating Account. Notwithstanding anything to the contrary in this Section 2.7.2, Agent may, at any time hereafter on oral or written notice to Borrowing Agent, elect to discontinue the automatic sweeping of funds from the Operating Account to the Controlled Disbursement Account, but Agent instead may disburse proceeds of a Revolving Loan by crediting only the Operating Account. Furthermore, Agent reserves the right to discontinue providing controlled disbursement accounts to its customers, including Borrowers (or any of them). Each request submitted by Borrowing Agent for a new advance of a Revolving Loan via wire transfer of funds must be initiated with Agent's wire transfer department (or by telephone or on-line functions made available by Agent's wire transfer department from time to time) via a duly completed and signed outgoing wire transfer form (or any replacement form promulgated by Agent).

          2.7.3 Availability of Loans. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, however, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender' failure to make Loans as required. Unless Agent shall have been notified by a Lender prior to the time a Loan is to be made hereunder that such Lender does not intend to make its share of such Loan available to Agent, Agent may assume that such Lender will make its share of such Loan available to Agent, and Agent may in reliance upon such assumption make available to Borrowers a corresponding amount. If such corresponding amount is not in fact made available to Agent by such Lender and Agent has made such amount available to Borrowers, Agent shall be entitled to receive such amount from such Lender forthwith upon its demand, together with interest thereon in respect of each day during the period from and including the date such amount was made available to Borrowers to but excluding the date Agent recovers such amount from such Lender at a rate per annum equal to the Federal Funds Rate for the first three (3) days and, thereafter, at a rate per annum equal to the rate applicable to Prime Rate Revolving Loans. If such amount is not in fact made available to Agent by such Lender upon such demand, Agent shall be entitled to receive such amount from Borrowers forthwith upon its demand, together with interest thereon at the rate applicable to Prime Rate Loans in respect of each day during the period commencing on the date such amount was made available to Borrowers and ending on but excluding the date Agent recovers such amount from Borrowers.

          2.7.4 Loans on Prepayment Dates. If Lenders are required to make a new Loan hereunder to Borrowers on a day on which Borrowers are required to or have elected to repay all or any part of an outstanding Loan from Lenders, Lenders shall apply the proceeds of the new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by Lenders to Borrowers as provided in Section 2.7.2.

          2.7.5 Authority of Individuals. Each Borrower hereby irrevocably authorizes Agent and each Lender to rely on telephonic, telegraphic, facsimile, telex or written instructions of any individual whom Agent or any Lender in good faith believes to be an Authorized Representative or a person otherwise authorized to request a Credit Extension or a repayment hereunder with respect to any request to make a Credit Extension or a repayment hereunder, and on any signature which Agent or any such Lender believes to be genuine, and each Borrower shall be bound thereby in the same manner as if such person were actually an Authorized Representative or otherwise authorized or such signature were genuine. Each Borrower also hereby agrees to indemnify Agent and each of the Lenders and hold Agent and each of the Lenders harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with the acceptance of instructions for making Credit Extensions or repayments hereunder from such individuals, except to the extent such claims, demands, damages, liabilities, losses, costs or expenses were caused by the willful misconduct or gross negligence of Agent or such Lender (as applicable). The Obligations described under this Section 2.7.5 shall survive any termination of this Agreement.

          2.7.6 Participation in Interim Advances. By the making of an Interim Advance and without any further action on the part of Agent or the Revolving Credit Lenders, Agent hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from Agent, a


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

participation in such Interim Advance equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Interim Advance. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Agent, such Revolving Credit Lender's Revolving Credit Commitment Percentage of each Interim Advance, or of any payment on any Interim Advance required to be refunded to Borrowers for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Interim Advances is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default, the failure of any condition in
Article V to be satisfied, or any reduction or termination of the Commitments or a reduction in the Revolving Credit Availability, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Following receipt by Agent of any payment by Borrowers in respect of any Interim Advance, Agent shall apply such amounts to the then outstanding Agent Advances and, to the extent that the Revolving Credit Lenders have made payments pursuant to this Section 2.7.6 to Agent, to the Revolving Credit Lenders, as their interest may appear. The purchase of participations in an Interim Advance pursuant to this Section 2.7.6 shall not relieve any Borrower of any default in the payment thereof.

     Section 2.8 Notes; Records of Advances of Credit. Each Borrower's obligation to pay the principal of, and interest on, the Revolving Loans made by the Lenders is the joint and several obligation of such Borrower and shall be evidenced by a promissory note duly executed and delivered by Borrowers substantially in the form of Exhibit A with blanks appropriately completed in conformity herewith (each as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time, the "Revolving Loan Note"). Agent and each Lender is hereby authorized to record the date and amount of each advance of the Loans, and the date and amount of each payment or prepayment thereof, by any or all of the following: (1) on a schedule constituting a part of the applicable Note which schedule may be attached thereto and made a part thereof, (2) by entries made into Agent and each Lender's electronic systems, or (3) on internal memoranda maintained by Agent and each Lender, and any such recordation will be rebuttably presumptive evidence of the accuracy of the information so recorded absent material error; however, the failure of Agent or any Lender to make any such recordation will not affect the unconditional joint and several obligation of each Borrower to repay the outstanding principal, interest, or other Obligations due under this Agreement, under the Notes, or the other Loan Documents in accordance with the terms of this Agreement and the other Loan Documents.

     Section 2.9 No Limitation on Liens. The limits on outstanding advances against the Borrowing Base are not intended and shall not be deemed to limit in any way Agent's or the Lender's security interest in, or other Liens on, the Receivables, Inventory, Equipment, General Intangibles, or any other Loan Collateral.

     Section 2.10 Advance Rates and Sublimits.

          2.10.1 Changes. Each Borrower acknowledges that Agent, from time to time, may do any one or more of the following in its discretion exercised in good faith: (i) decrease the dollar limits on outstanding advances against the Borrowing Base or applicable to any one or more Inventory or Receivables advance sublimits or (ii) decrease the Advance Rates if one or more of the following events occur or conditions exist: (a) an Event of Default has occurred and is continuing; (b) with regard to the Receivables Advance Rate, (1) the dilution percentage with respect to any Borrower's Eligible Receivables (i.e., reductions in the amount of accounts receivable because of returns, discounts, price adjustments, credit memoranda, credits, contras and other similar offsets) increases by an amount which Agent, in good faith, has determined is materially above that which existed as of the Closing Date, (2) the percentage of accounts receivable which are 90 days or more past the date of the original invoices applicable thereto increases, in comparison to the percentage of accounts receivable which are within 90


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

days from the date of the original invoices applicable thereto, by an amount which Agent, in good faith, determines is material, or (3) any material change occurs, determined by Agent in good faith, from the Closing Date in respect of the credit rating or credit quality of any Borrower's account debtors; or (c) with respect to the Inventory Advance Rate, there occurs a material change, as determined by Agent in its commercially reasonable discretion (whether in connection with an updated Inventory appraisal or otherwise), in the age, type, quantity, or quality of any Borrower's Eligible Inventory as the same is constituted on the Closing Date.

          2.10.2 Notice. If, at any time, Agent decreases any of the dollar limits on outstanding advances against the Borrowing Base or applicable to any one or more Inventory or Receivables advance sublimits or decreases the Advance Rates from that which, in any case, is expressly stated in the definition of the Borrowing Base (i.e., exclusive of those changes which result from the effect of applying applicable eligibility criteria and reserves) ("Stated Advance Rate Change"), Agent will give Borrowing Agent 15 days advance written notice of such Stated Advance Rate Change, unless an Event of Default then exists, in which case Agent will give Borrowing Agent contemporaneous oral or written notice of such Stated Advance Rate Change.

     Section 2.11 One General Obligation; Cross-Collateralized. All advances of credit by Agent, LC Issuer and Lenders to, or for the benefit of, Borrowers (or any of them) under this Agreement and under any other Loan Document constitute one loan, and all of the Obligations constitute one obligation. The Loans and Letter of Credit Exposure and all other advances or extensions of credit to, or for the benefit of, Borrowers (or any of them) under this Agreement or the other Loan Documents are made on the security of all of the Loan Collateral.

     Section 2.12 Lending Installations. Agent and each Lender may book its Loans and other Credit Exposure, if any, and LC Issuer may book the Letters of Credit, at any Lending Installation selected by Agent, such Lender or LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Letters of Credit, and other Credit Exposure, and any Notes issued hereunder shall be deemed held by Agent, each Lender or LC Issuer, as the case may be, for the benefit of any such Lending Installation. Agent, each Lender and LC Issuer may, by written notice to Agent and Borrowing Agent in accordance with
Section 15.7, designate replacement or additional Lending Installations through which Loans will be made by it or Letters of Credit and other Credit Exposure will be issued or maintained by it and for whose account payments are to be made.

     Section 2.13 Termination of Commitments.

          2.13.1 Voluntary Termination of Commitments. Borrowing Agent may voluntarily terminate the Commitments in total by (i) giving the Agent 30 days advance notice ("Termination Notice") of the date on which the Commitments are to terminate ("Voluntary Termination Date"), and (ii) paying and satisfying on the Voluntary Termination Date: (a) all Loans and other Obligations (which shall include the cancellation and return of all outstanding Letters of Credit, or provision made for the cash collateralization of all such Letters of Credit on terms acceptable to Agent and the LC Issuer), (b) any LIBOR Prepayment Fee under
Section 3.2.4, and (c) if such Voluntary Termination Date is before November 30, 2008, paying, as compensation to the Lenders for loss of bargain with respect to the credit advanced hereunder, and not as a penalty, a termination fee in an amount equal to 1% of the Revolving Loan Facility Amount. Borrowing Agent may not reduce any Commitment or terminate any Commitment in part.

          2.13.2 Scheduled Termination of Commitments. The Revolving Credit Commitments will automatically terminate on the Revolving Credit Commitment Termination Date.


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

          2.13.3 Permanent Reduction of Commitments. Each termination of Commitments of any Class shall be permanent.

          2.13.4 Borrowers Remain Liable. Notwithstanding any termination of the Commitments under this Agreement, until all of the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) have been fully performed, paid and satisfied (and all Letters of Credit cancelled and returned to LC Issuer), each Borrower shall remain jointly and severally liable for the full and prompt performance and payment of the Obligations, and Agent, LC Issuer and the Lenders shall retain all of their respective individual and collectively rights and privileges under the Loan Documents, including the retention of the Liens of Agent on and interest in and to all of the Loan Collateral until all of the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) have been fully performed, paid and satisfied (and all Letters of Credit have been cancelled and returned to LC Issuer).

     Section 2.14 Increased Costs.

          2.14.1 Increased Costs Generally. If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender, LC Issuer or any applicable Lending Installation (except any such reserve requirement reflected in the LIBOR Rate); or

               (ii) impose on any Lender, LC Issuer or any applicable Lending Installation or the London interbank market any other condition affecting this Agreement or LIBOR Rate Loans made by such Lender or applicable Lending Installation or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or applicable Lending Installation of making or maintaining any LIBOR Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, LC Issuer or applicable Lending Installation of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, LC Issuer or applicable Lending Installation hereunder (whether of principal, interest or otherwise), then Borrowers will pay to such Lender or LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or LC Issuer, as the case may be, for such additional costs incurred or reduction suffered.

          2.14.2 Costs Attributable to Regulatory Change or Risk-Based Capital Guidelines. If Agent, any Lender or LC Issuer reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on Agent's, such Lender's or LC Issuer's capital or on the capital of Agent's, such Lender's or LC Issuer's holding company, if any, as a consequence of this Agreement or the Loans made by or participation in Letters of Credit held by Agent, such Lender, or the Letters of Credit issued by LC Issuer, to a level below that which Agent, such Lender or LC Issuer or Agent's, such Lender's or LC Issuer's holding company could have achieved but for such Change in Law (taking into consideration Agent's, such Lender's or LC Issuer's policies and the policies of Agent's, such Lender's or LC Issuer's holding company with respect to capital adequacy), then from time to time Borrowers will pay to Agent, such Lender or LC Issuer such additional amount or amounts as will compensate Agent, such Lender or LC Issuer or Agent's, such Lender's or LC Issuer's holding company for any such reduction suffered.


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

          2.14.3 Certification. A certificate of Agent, a Lender or LC Issuer setting forth the amount or amounts necessary to compensate Agent, such Lender or LC Issuer or its holding company, as the case may be, as specified in Sections 2.14.1 and 2.14.2 of this Section shall be delivered to Borrowing Agent and shall be conclusive absent material error. Borrowers shall pay Agent, such Lender or LC Issuer, as the case may be, the amount shown as due on any such certificate within thirty (30) Business Days after receipt thereof.

          2.14.4 Delay in Requests. Failure or delay on the part of Agent, any Lender or LC Issuer to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of Agent's, such Lender's or LC Issuer's right to demand such compensation; provided that Borrowers shall not be required to compensate Agent, a Lender or LC Issuer pursuant to this Section for any increased costs or reductions incurred more than one year prior to the date that Agent, such Lender or LC Issuer notifies Borrowing Agent of the Change in Law giving rise to such increased costs or reductions and of Agent's such Lender's or LC Issuer's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one year period referred to above shall be extended to include the period of retroactive effect thereof.

          2.14.5 Survival. The Obligations described under this Section 2.14 shall survive any termination of this Agreement.

     Section 2.15 Taxes.

          2.15.1 Gross-Up. Any and all payments by or on account of any obligation of Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if Borrowers (or any of them) shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Agent, Lender or LC Issuer (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) each Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          2.15.2 Other Taxes. In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          2.15.3 Indemnity for Taxes. Each Borrower shall indemnify Agent, each Lender and LC Issuer, within thirty (30) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by Agent, such Lender or LC Issuer, as the case may be, on or with respect to any payment by or on account of any obligation of Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrowing Agent by a Lender or LC Issuer, or by Agent on its own behalf or on behalf of a Lender or LC Issuer, shall be conclusive absent material error.

          2.15.4 Evidence of Payment. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, but only if requested by Agent, such Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.


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

          2.15.5 Foreign Lenders.

               (i) Each Foreign Lender that is entitled to an exemption from or reduction in withholding tax under the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to Agent), at the times prescribed by applicable law, properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower as will permit such payments to be made without withholding or at a reduced rate.

               (ii) Borrowers shall not be required to indemnify any Foreign Lender, or to pay any additional amounts to any Foreign Lender, in respect of any withholding tax pursuant to Section 2.15.1 to the extent that (a) the obligation to withhold amounts with respect to such withholding tax existed on the date such Foreign Lender became a party to this Agreement; provided, however, that this Section 2.15.5(ii)(a) shall not apply to the extent that (1) the indemnity payments or additional amounts any Lender would be entitled to receive (without regard to this Section 2.15.5(ii)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Lender would have been entitled to receive in the absence of such assignment, participation or transfer, or (2) such assignment, participation or transfer has been requested by any Borrower, or (b) the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of Section 2.15.5(i).

          2.15.6 Survival. The Obligations described under this Section 2.15 shall survive any termination of this Agreement.

     Section 2.16 Mitigation of Obligations. If Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans and other Credit Exposure hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     Section 2.17 Borrowing Agency Provisions. Each Borrower hereby irrevocably designates the Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower, and hereby authorizes the Agent to pay over or credit all Loan proceeds and other Credit Extensions hereunder in accordance with the request of the Borrowing Agent. Although they are separate legal entities that observe all corporate and organizational formalities consistent with such separateness, the Borrowers are part of one consolidated organization constituting a single economic and business enterprise and share an identity of interests such that any benefit received by any Borrower benefits the other Borrowers. The handling of this credit facility as a co-borrowing facility in the manner set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Neither the Agent, nor any Lender shall incur liability to any Borrower or any other Person as a result thereof. To induce the Agent and the Lenders to do so and in consideration thereof, each

Borrower hereby indemnifies the Agent and each Lender and holds the Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against the Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of the Borrowers as provided herein, reliance by the Agent or any Lender on any request or instruction from the Borrowing Agent or any other action taken by the Agent or any Lender with respect to this Section 2.17, except due to willful misconduct or gross negligence of the Agent or any Lender.

     Section 2.18 Obligations Joint and Several. All obligations of the Borrowers hereunder and under the other Loan Documents shall be joint and several. Each Borrower hereby agrees to make payment upon the maturity of the Obligations, whether by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be impaired or otherwise affected by any act or omission of the Agent or any Lender (other than acts or omissions resulting from the gross negligence or willful misconduct of the Agent or such Lender) including, without limitation any extension, renewal or forbearance granted by the Agent or any Lender to any Borrower, any failure of the Agent or any Lender to pursue or preserve its rights against any Borrower or the release by the Agent or any Lender of any collateral now or hereafter given as security for all or any part of such obligations.

     Section 2.19 Waiver of Subrogation. Subject only to the provisions of
Section 2.20 below, each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Borrower may now or hereafter have against any other Borrower or any other person directly or contingently liable for the Obligations, or against or with respect to any other Borrower's property (including, without limitation, any property which is collateral for the Obligations), arising from the existence or performance of this Agreement, until repayment in full of the Obligations. In addition, each Borrower hereby expressly waives: (a) notice of the acceptance by the Agent or any Lender of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Obligations (excluding, however, any notices expressly provided for in this Agreement or any of the other Loan Documents); (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever (excluding, however, any notices expressly provided for in this Agreement or any of the other Loan Documents);
(d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; and (e) any event or conduct or action of any other Borrower, the Agent, any Lender or any other party that might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision, other than payment in full of the Obligations (except that portion of the Obligations, if any, arising under any agreement other than this Agreement if such other agreement provides for the payment of interest at a rate specified therein).

     Section 2.20 Contribution and Indemnification Among the Borrowers. Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower (an "Accommodation Payment"), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's "Allocable Amount" (as defined below) and the denominator of which the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101(31) of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), Section 2 of the Uniform Fraudulent Transfer Act (the "UFTA"), or Section 2 of the Uniform Fraudulent


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

Conveyance Act ("UFCA"), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code,
Section 4 of the UFTA, or Section 4 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification and reimbursement under this Section
2.20 shall be subordinate in right of payment to the prior payment in full of the Obligations.

                                   ARTICLE III

                   PRINCIPAL PAYMENTS; INTEREST CHARGES; FEES

     Section 3.1 Payments and Prepayments of Principal.

          3.1.1 Repayment of Principal.

               (i) Each Borrower hereby jointly and severally promises to pay the entire unpaid principal balance of the Revolving Loans, and the unpaid principal of each Revolving Loan will be due and payable, on the earlier to occur of (a) the Maturity Date and (b) the date the Revolving Loans are due and payable pursuant to Section 12.

               (ii) Each Borrower hereby jointly and severally promises to pay (subject to settlement thereof by the Lenders as provided in Section 4.2) the entire outstanding principal balance of each Interim Advance, and each Interim Advance shall be due and payable, on the earliest to occur of (a) the next succeeding Settlement Date following such Interim Advance, (b) the Maturity Date, and (c) the date the Interim Advances are due and payable pursuant to Section 12.

               (iii) Each Borrower hereby jointly and severally promises to pay the entire outstanding principal balance of each Agent Advance, and each Agent Advance shall be due and payable, on demand.

          3.1.2 Correction of Deficiency. Notwithstanding anything in this Agreement to the contrary, if, at any time, a Deficiency occurs or exists, Borrowers will immediately, without demand or notice, reduce the sum of the then outstanding principal balance of the Loans so that a Deficiency no longer exists unless the Deficiency results solely from any Permitted Overadvance. Any payments made by any Borrower in respect of a Deficiency will be applied to the Revolving Loans until a Deficiency no longer exists.

          3.1.3 Optional Prepayments of Loans. Borrowers may from time to time optionally prepay the principal balance of any Loan. At the time of any prepayment of any Loan, Borrowers shall jointly and severally pay any applicable LIBOR Prepayment Fee under Section 3.2.4.

     Section 3.2 Interest on Obligations; Margins; Break Funding. Borrowers will jointly and severally pay Lenders interest on the Obligations as follows:

          3.2.1 LIBOR Rate Loans. At any time that a LIBOR Election is in effect for any portion of a Revolving Loan, the principal balance of the applicable LIBOR Rate Loan, up to the LIBOR Amount, will bear interest at an annual rate equal to the applicable LIBOR-Based Rate in effect for such LIBOR Rate Loan for the LIBOR Period for which the interest rate is being determined. The foregoing provisions of this Section 3.2.1 are subject to Section 3.2.6.


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

          3.2.2 Prime Rate Loans and Other Obligations. The principal balance of the Loans, or portions thereof, as to which a LIBOR Election is not in effect and the balance of all other outstanding Obligations (except that portion of the Obligations, if any, arising under any agreement other than this Agreement if such other agreement provides for the payment of interest at a rate specified therein) will bear interest at an annual rate equal to the applicable Prime-Based Rate as in effect from time to time. The foregoing provisions of this Section 3.2.2 are subject to Section 3.2.6.

          3.2.3 Rate Adjustments. Any adjustment in the rate of interest resulting from a change in the Prime Rate will become effective on the date of such change in the Prime Rate. Any adjustment in the rate of interest resulting from a change in the LIBOR Rate will become effective on the first Business Day of each LIBOR Period to reflect the LIBOR Rate determined as of the date which is three Business Days before the first Business Day of such LIBOR Period. Agent's internal records of applicable interest rates shall be determinative in the absence of material error.

          3.2.4 Break Funding. If, at any time that a LIBOR Election is in effect, the principal balance of the applicable LIBOR Rate Loan is, for any reason whatsoever and whether or not within the control of Borrowers, reduced below the LIBOR Amount applicable to that LIBOR Rate Loan, then Borrowers shall jointly and severally pay to Lenders, in addition to any other Obligations, all costs and expenses incurred by Lenders arising out of that prepayment and a "LIBOR Prepayment Fee" which shall be equal to the "Interest Differential". The term "Interest Differential" shall mean that sum, as determined by Agent, equal to the greater of zero or the financial loss incurred by the Lenders (as determined by Agent) resulting from prepayment, calculated as the difference between the amount of interest Lenders would have earned (from like investments in the Money Markets as of the first day of the LIBOR Rate Loan) had prepayment not occurred and the interest Lenders will actually earn (from like investments in the Money Markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment. Each Borrower agrees that the Interest Differential shall not be discounted to its present value. The term "Money Markets" refers to one or more wholesale funding markets available to Agent, including negotiable certificates of deposit, commercial paper, eurodollar deposits, bank notes, federal funds, interest rate swaps or others. A certificate as to such Interest Differential submitted by Agent to Borrowing Agent shall be conclusive, absent material error, as to the amount thereof. The Obligations described under this Section 3.2.4 shall survive any termination of this Agreement.


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          3.2.5 Applicable LIBOR Rate Margin, Applicable Prime Rate Margin,
Applicable LOC Fee, and Applicable Unused Commitment Fee. Each of the Applicable LIBOR Rate Margin, the Applicable Prime Rate Margin, the Applicable LOC Fee, and the Applicable Unused Commitment Fee will be determined from time to time by reference to the table set forth below on the basis of the then Adjusted Fixed Charge Coverage Ratio as described in this Section 3.2.5.

                                           APPLICABLE PRIME
                                            RATE MARGIN FOR     APPLICABLE PRIME
ADJUSTED FIXED CHARGE   APPLICABLE LIBOR      PRIME RATE      RATE MARGIN FOR ALL                        APPLICABLE UNUSED
    COVERAGE RATIO         RATE MARGIN      REVOLVING LOANS    OTHER OBLIGATIONS    APPLICABLE LOC FEE     COMMITMENT FEE
---------------------   ----------------   ----------------   -------------------   ------------------   -----------------
   <= 1.10 to 1.0             3.00%            0.50%                 0.50%                0.125%               0.25%

> 1.10 to 1.0 and <=          2.75%            0.25%                 0.25%                0.125%               0.25%
     1.25 to 1.0

> 1.25 to 1.0 and <=          2.50%               0%                   0%                 0.125%               0.25%
     1.50 to 1.0

    > 1.50 to 1.0             2.25%               0%                   0%                 0.125%               0.25%

For purposes of determining the Applicable LIBOR Rate Margin, the Applicable Prime Rate Margin, the Applicable LOC Fee, and the Applicable Unused Commitment Fee, the Adjusted Fixed Charge Coverage Ratio will, after the date of this Agreement, be determined as of the end of each Fiscal Quarter occurring during the term of this Agreement (the end of each Fiscal Quarter being a "Determination Date"). The first Determination Date after the date of this Agreement is September 30, 2006. The Adjusted Fixed Charge Coverage Ratio will be determined as of the Determination Date for the immediately preceding year-to-date period or 12 Month Period (as provided for in the definition thereof). On Agent's receipt of Borrowers' consolidated financial statements required to be delivered to Agent pursuant to Section 8.5 (in the case of the Determination Date occurring as of the end of a Fiscal Quarter other than the last Fiscal Quarter of a Fiscal Year) and Section 8.7 (in the case of the Determination Date occurring as of the end of the last Fiscal Quarter of a Fiscal Year), the Applicable LIBOR Rate Margin, the Applicable Prime Rate Margin, the Applicable LOC Fee, and the Applicable Unused Commitment Fee will be subject to adjustment in accordance with the table set forth in this Section
3.2.5 based on the then Adjusted Fixed Charge Coverage Ratio so long as no Event of Default is existing as of applicable Determination Date or as of the effective date of adjustment. The foregoing adjustment, if applicable, to the Applicable LIBOR Rate Margin, the Applicable Prime Rate Margin, the Applicable LOC Fee, and the Applicable Unused Commitment Fee will become effective for LIBOR Elections made, the unpaid principal balance of Prime Rate Loans and other Obligations outstanding, Unused Commitment Fees accruing, and LOC Fees due with respect to Letters of Credit issued or renewed, on and after the first day of the first calendar month following delivery to Agent of Borrowers' consolidated financial statements required to be delivered to Agent pursuant to Section 8.5 (in the case of the Determination Date occurring as of the end of a Fiscal Quarter other than the last Fiscal Quarter of a Fiscal Year) and Section 8.7 (in the case of the Determination Date occurring as of the end of the last Fiscal Quarter of a Fiscal Year) until the next succeeding effective date of adjustment pursuant to this Section 3.2.5. Each of the financial statements required to be delivered to Agent must be delivered to Agent in compliance with Sections 8.5 and 8.7. If Borrowers, however, have not timely delivered its financial statements in accordance with Sections 8.5 or 8.7, then, without limiting any of the rights and remedies available to Agent and the Lenders by reason of such noncompliance at Agent's option, commencing on the date upon which such financial statements should have been delivered in accordance with Sections 8.5 or 8.7 and continuing until such financial statements are actually delivered in accordance with Sections 8.5 or 8.7, it shall be assumed for purposes of determining the Applicable LIBOR Rate Margin, the Applicable Prime Rate Margin, the Applicable LOC Fee, and the Applicable Unused Commitment Fee that the Adjusted Fixed Charge Coverage Ratio was less than 1.250 to 1.0 and the pricing associated with a Adjusted Fixed Charge Coverage Ratio of less than 1.250 to 1.0 will be applicable on the then applicable Determination Date. As of the date of this Agreement, (a) the Applicable LIBOR Rate Margin is 3.00% per annum; (b) the Applicable Prime Rate Margin is (1) with respect to interest payable on Prime Rate Revolving Loans, 0.50% per annum and (2) with respect to interest payable on all other Obligations, 0.50% per annum; (c) the Applicable LOC Fee is 0.125% per annum; and (d) the Applicable Unused Commitment Fee is 0.25% per annum. Nothing contained in this definition shall limit or otherwise affect any of the rights and remedies available to Agent and the Lenders if the Borrowers fails to comply with Section 2 of Schedule 10.28.

          3.2.6 Default Rate. The per annum rates of interest applicable at all times after the occurrence and during the continuance of an Event of Default shall be the applicable rates of interest set forth above in Sections 3.2.1 and
3.2.2 plus an additional 2.00%.

     Section 3.3 Interest Payment Dates. Interest accrued on each Loan shall be payable as follows:

          3.3.1 Prime Rate Loans. In the case of Prime Rate Loans, on each Interest Payment Date.

          3.3.2 LIBOR Rate Loans. In the case of each LIBOR Rate Loan, on each Interest Payment Date.

          3.3.3 Payment and Conversion of Loans. In the case of all Loans, upon the payment or prepayment thereof or the conversion of such Loan to a Loan of another Type.

          3.3.4 Default Rate. Notwithstanding Sections 3.3.1, 3.3.2 and 3.3.3, interest payable as provided in Section 3.2.6 shall be payable from time to time on demand (or, if no demand is made, on each Interest Payment Date).

     Section 3.4 Agent Fees. Borrowers will jointly and severally pay to Agent the fees as set forth in the Fee Letter.

     Section 3.5 [Intentionally Omitted].

     Section 3.6 Unused Commitment Fee. Commencing on the first day of the first calendar month immediately following the Closing Date and continuing on the first Business Day of each and every calendar month thereafter until the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) are fully paid and satisfied (and all Letters of Credit have been cancelled and returned to the LC Issuer) and the Revolving Credit Commitments are terminated, Borrowers will jointly and severally pay to Agent for the account of the Revolving Credit Lenders (ratably in accordance with their respective Revolving Credit Commitment Percentages) a fee ("Unused Commitment Fee") in an amount equal to the result obtained by multiplying (i) the difference between (a) the Revolving Loan Facility Amount, and (b) the average daily Revolving Loans advanced to Borrowers during the preceding calendar month (or portion thereof during which any portion of the Revolving Loans (including any Interim Advances) was outstanding or during which this Agreement was in full force and effect) for which the Unused Commitment Fee is being determined by (ii) the result obtained (expressed as a percentage) by multiplying the Applicable Unused Commitment Fee by a fraction, the numerator of which is the sum of days in such calendar month during which this Agreement was in full force and effect (or during which any portion of the Revolving Loans, including any Interim Advances, was outstanding) and the denominator of which is 360.

     Section 3.7 Letter of Credit Fees. Borrowers will jointly and severally pay to LC Issuer for its own account, with respect to each Letter of Credit, a fronting fee ("Fronting Fee") equal to 0.125% of the face amount of each such Letter of Credit and to Agent for the account of the Revolving Credit Lenders (ratably in accordance with their respective Revolving Credit Commitment Percentages) a fee ("LOC Fee") equal to the then Applicable LOC Fee on the amount available to be drawn under each Letter of Credit from, and including, the issuance date of the Letter of Credit to and including the expiry date thereof (or, if earlier, the date on which the Letter of Credit is returned to LC Issuer and is cancelled). In addition, Borrowers will pay to LC Issuer, on its demand for payment, LC Issuer's then current issuance, opening, closing, transfer, amendment, draw, renewal, negotiation and other letter of credit administration fees, charges and out of pocket expenses with respect to each Letter of Credit. The Fronting Fee is fully earned by LC Issuer when paid and will be due and payable upon issuance of each Letter of Credit. The LOC Fee is fully earned by Agent for the benefit of the Lenders when paid and will be due and payable (a) in advance on the issuance of each Commercial Letter of Credit and (b) in respect of each Standby Letter Credit, monthly in arrears based on the amount available to be drawn under each Standby Letter of Credit during the previous calendar month, payable on the first (1st) day of each calendar month, commencing with the first calendar month occurring after the calendar month in which the Standby Letter of Credit is issued, and on the date the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) are fully paid and satisfied (and all Letters of Credit have been cancelled and returned to the LC Issuer) and the Commitments are terminated. The LOC Fee will be calculated on the basis of the actual number of days elapsed in a 360-day year. If any Letter of Credit is cancelled for any reason before the stated expiry date thereof, any LOC Fee paid in advance will not be refunded and will be retained by Agent and the Lenders solely for their account.

     Section 3.8 Calculation of Certain Charges. Accrued interest charges will be computed on the basis of a year of 360 days and applied to actual days elapsed. Except the fees and expenses set forth in Sections 2.14, 2.15, 3.2.4, 3.4, 3.5, 3.7 which shall be paid in accordance with such Sections, all such charges and other fees shall be paid in arrears.

     Section 3.9 Payment in Full on Maturity Date. On the Maturity Date, (i) all Loans and all other Obligations will automatically and immediately become due and payable, and (ii) Agent's and the Lenders' obligations under this Agreement and the other Loan Documents will automatically and immediately terminate, without notice or demand, which each Borrower hereby expressly waives. On the Maturity Date, Borrowers will jointly and severally pay in full in immediately available funds and otherwise satisfy all Obligations.

     Section 3.10 Maximum Rate. If, at any time, the rate of interest contracted for, and computed in the manner provided, in this Article III ("Applicable Rate"), together with all fees and charges as provided for herein or in any other Loan Document (collectively, the "Charges"), which are treated as interest under applicable law, exceeds the maximum lawful rate (the "Maximum Rate") allowed under applicable law, it is agreed that such contracting for, charging or receiving of such excess amount was an accidental and bona fide error and the provisions of this Section 3.10 will govern and control. The rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Rate; provided, however, that any subsequent reduction in the Prime-Based Rate or the LIBOR-Based Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. If any payment hereunder, for any reason, results in Borrowers having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by Agent shall be credited on the principal balance of the Obligations (or, if all sums owing hereunder have been paid in full, refunded to Borrowers), and the amounts thereafter collectible hereunder shall immediately be deemed reduced, without the necessity of the execution of any new document, so as to comply with applicable law and permit the recovery of the fullest amount otherwise called for hereunder.

                                   ARTICLE IV

             PAYMENTS; APPORTIONMENT OF PAYMENTS; DEFAULTING LENDER.

     Section 4.1 Payments by Borrowers.

          4.1.1 Payment. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by Borrowers under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by Borrowers under any other Loan Document, shall be made in Dollars, in immediately available funds, without deduction, set-off, offset, recoupment or counterclaim, to Agent, not later than 12:00 noon (Minneapolis, Minnesota time), on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day) and any applicable interest or fee shall continue to accrue until such following Business Day.

          4.1.2 Business Days. If any payment date or other date under this Agreement falls on a day other than a Business Day, the maturity of the payment date or other date will be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon will be payable at the then applicable rate during that extension.

          4.1.3 Charging of Accounts. Each Borrower hereby irrevocably authorizes Agent, at Agent's option, to charge any account of any Borrower at U.S. Bank or charge or increase the Revolving Loans (as Prime Rate Loans) for the payment or repayment of any interest or principal of the Loans, any fees, charges, expenses, or other amounts due to Agent, Lenders or LC Issuer under the Loan Documents, and any or all of the other Obligations. Agent agrees to use commercially reasonable efforts to (a) promptly notify Borrowers following any such charge or increase, and (b) provide at least 3 Business Days' prior notice if such charge or increase relates to a material, non-recurring item.

     Section 4.2 Settlement with Lenders. On a weekly basis (or more frequently if required by Agent) (each, a "Settlement Date"), Agent shall provide each Lender with a statement of the outstanding balance of the Revolving Loans (including any Overadvances) and any Interim Advances and any Agent Advances as of the end of the Business Day preceding the Settlement Date (the "Pre-Settlement Determination Date") and the current balance of the Revolving Loans (including Overadvances) and any Agent Advances actually funded by each Lender (whether made directly by such Lender to Borrowers or constituting a settlement by such Lender of a previous Interim Advance made by Agent on behalf of such Lender to Borrowers). Agent will provide such statement to each Lender at or prior to 10:00 a.m. (Minneapolis, Minnesota time) on each Settlement Date. If such statement discloses that (i) such Lender's current balance of the Revolving Loans (including any Overadvances) as of the Pre-Settlement Determination Date exceeds such Lender's Revolving Credit Commitment Percentage of the Revolving Loans (including any Overadvances) and Interim Advances or (ii) any Agent Advances actually funded by such Lender as of the Pre-Settlement Determination Date exceeds such Lender's Agent Advance Exposure Percentage of any Agent Advances outstanding as of the Pre-Settlement Determination Date, then Agent shall on the Settlement Date, transfer, by wire transfer to be received at or prior to 2:00 p.m. (Minneapolis, Minnesota time) on such Settlement Date, the net amount due to such Lender in accordance with such Lender's instructions. If such statement discloses that (a) such Lender's current balance of the Revolving Loans (including any Overadvances) as of the Pre-Settlement Determination Date is less than such Lender's Revolving Credit Commitment Percentage of the Revolving Loans (including any Overadvances) and Interim Advances or (b) such Lender's Agent Advances actually funded by such Lender as of the Pre-Settlement Determination Date is less than such Lender's Agent Advance Exposure Percentage of the Agent Advances outstanding as of the Pre-Settlement Determination Date, then such Lender shall on the Settlement Date, transfer, by wire transfer to be received at or prior to 2:00 p.m. (Minneapolis, Minnesota time) on such Settlement Date, the net amount due to Agent in accordance with Agent's instructions. Each Lender acknowledges and agrees that its obligation to make payments under this paragraph in respect of settled Loans is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default, the failure of any condition in Article V to be satisfied, any reduction or termination of the Commitments or a reduction in the Revolving Credit Availability, and that each such payment shall be made without offset, abatement, withholding or reduction whatsoever. The statements provided by Agent to Lenders pursuant to this Section 4.2 shall be prima facie evidence of the existence and amounts set forth therein. In addition, payments actually received by Agent with respect to the following items shall be distributed by Agent to Lenders as follows:

                    (1) Within one (1) Business Day after receipt thereof by
               Agent, payments to be applied to interest on the Loans, subject to any adjustments for any Interim Advances and Agent Advances so that Agent shall receive interest on the Interim Advances and Agent Advances during such period as Agent has advanced such funds (which payments shall be payable solely for Agent's own account) and each Lender shall only receive interest on the amount of funds actually advanced by such Lender;

                    (2) Within one (1) Business Day after receipt thereof by
               Agent, payment to be applied to the Commitment Fee set forth in
               Section 3.6; and

                    (3) Within one (1) Business Day after receipt thereof by
               Agent, payment to be applied to the LOC Fee set forth in Section 3.7.

     Section 4.3 Pro Rata Treatment; Application of Payments.

          4.3.1 Apportionment of Payments. Subject to Section 4.2 and except as otherwise provided with respect to Defaulting Lenders and as otherwise provided herein and in the other Loan Documents, (i) each borrowing of Loans of a particular Class from the Lenders shall be made from the relevant Lenders and each termination or reduction of the amount of the Commitments of a particular Class of Loans shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (ii) each payment or prepayment of principal of Loans of any Class by Borrowers shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (iii) each payment of interest on Loans of any Class by Borrowers shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders. Except as otherwise provided in the Loan Documents, payments of fees and expenses shall be made ratably among the parties entitled thereto in accordance with the amount of fees and expenses then due. Following the occurrence of an Event of Default and acceleration of the Loans, all payments shall be remitted to Agent and all such payments and all proceeds of Loan Collateral received by Agent, shall be applied as follows:

               (a) first, to pay any Loans, interest, fees, expenses or indemnities due to Agent under the Loan Documents, until paid in full;

               (b) second, to pay any Letter of Credit Obligations, fees, expenses or indemnities then due to LC Issuer under the Loan Documents, until paid in full;

               (c) third, to pay any expenses or indemnities then due to any or all of the Lenders under the Loan Documents, until paid in full;

               (d) fourth, to pay any fees then due to any or all of the Lenders under the Loan Documents, including fees and premiums with respect to any Rate Hedging Agreement, until paid in full;

               (e) fifth, to pay interest due to any or all of the Lenders under the Loan Documents in respect of the Obligations and, with respect to any Rate Hedging Agreement, any premiums, scheduled periodic payments and any interest thereon;

               (f) sixth, to pay any other Obligations due to the Lenders until paid in full, including principal of the Loans, ratably in accordance with their Total Exposure Percentage;

               (g) seventh, with respect to any Rate Hedging Agreement, to pay any breakage, termination or payment due under such Rate Hedging Agreement to the Lenders; and

               (h) eighth, to Borrowers or such other Person entitled thereto under applicable law.

Agent will distribute to each Lender at its address set forth on the applicable signature page of this Agreement, or at any other address as a Lender may request in writing, the amount of funds as the Lender may be entitled to receive in accordance with the terms of this Agreement and the Settlement procedures set forth in Section 4.2.

          4.3.2 Sharing of Payments or Collateral. If any Lender (a "benefited Lender") at any time receives any payment of all or part of its Loans or other Obligations owing to it, any interest on those amounts, or any collateral in respect of any or all of the foregoing (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Sections 11.1(i)(e) or 11.1(i)(f), or otherwise), in a greater proportion than any payment to or collateral received by any other Lender, if any, in respect of the other Lender's Loans or other Obligations owing to it, as the case may be, or any interest on those amounts, the benefited Lender will (i) purchase for cash from the other Lenders a participating interest in that portion of each other Lender's Loans or other Obligations owing to each of them, as the case may be, or (ii) provide the other Lenders with the benefits of any collateral, or the proceeds of any collateral obtained by the benefited Lender, as is necessary to cause the benefited Lender to share the excess payment or benefits of the applicable collateral or proceeds ratably with each of the Lenders; however, if all or any portion of that excess payment or benefits is thereafter recovered from the benefited Lender, the purchase by the benefited Lender from the other Lenders will be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest unless the benefited Lender is obligated to pay interest to the applicable Person in which case the other Lenders will pay their pro rata share of the interest payment.

     Section 4.4 Non-Receipt of Funds from Borrowers. Unless Agent shall have received notice from Borrowing Agent prior to the date on which any payment is due to Agent for the account of the Lenders, LC Issuer or Agent hereunder that Borrowers will not make such payment, Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, LC Issuer or Agent, as the case may be, the amount due. In such event, if Borrowers have not in fact made such payment, then each of the Lenders, LC Issuer or Agent, as the case may be, severally agrees to repay to Agent forthwith on demand the amount so distributed to such Lender, LC Issuer or Agent with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation, it being understood that the return by the Lenders, LC Issuer or Agent, as the case may be, of such payment shall not limit the obligation of any Borrower under
Section 3.2 to pay interest at the rate set forth therein in respect of such payment.

     Section 4.5 Payments to Defaulting Lender. Agent shall not be obligated to transfer to any Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit; nor will a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, re-lend to Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to Borrowers shall bear interest at the rate applicable to Prime Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans; provided, however, that for purposes of voting or consenting to matters with respect to the Loan

Documents and determining ratable shares, such Defaulting Lender shall be deemed not to be a "Lender", and each of such Defaulting Lender's Commitments and the unpaid principal balance of the Loans owing to such Defaulting Lender shall be deemed to be zero (-0-). Until a Defaulting Lender cures its failure to fund its share of any Loan (i) such Defaulting Lender shall not be entitled to any portion of the Unused Commitment Fee or LOC Fee and (ii) the Unused Commitment Fee or LOC Fee shall accrue in favor of Lenders which have funded their respective pro rata share of such requested Loan and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder or under any of the other Loan Documents.

     Section 4.6 No Third Party Beneficiary. The provisions of Sections 4.2, 4.3, 4.4 and 4.5 are solely for the benefit of Agent, LC Issuer and the Lenders, and Borrowers will not have any rights (whether as third party beneficiary thereof or otherwise) with respect to any of the provisions thereof.

                                    ARTICLE V

                       PRECONDITIONS TO CREDIT EXTENSIONS.

     Section 5.1 Initial Credit Extensions. Notwithstanding any provision contained in this Agreement to the contrary, the Lenders and LC Issuer shall have no obligation to make the initial Credit Extensions under this Agreement unless Agent, LC Issuer and the Lenders shall have first received:

          (i) this Agreement and the Notes, each duly executed by each Borrower;

          (ii) the other Loan Documents, each duly executed and delivered by the applicable Borrower and the other Persons party thereto;

          (iii) a copy of resolutions of the Board of Directors or general partner of each Borrower, duly adopted, which (a) authorize the execution, delivery and performance by each Borrower of this Agreement, the Notes and the other Loan Documents to which such Borrower is a party, and (b) the granting of a first priority security interest in all assets of such Borrower in favor of Agent, in each case certified by the Secretary of such Borrower;

          (iv) a copy of the Certificate or Articles of Incorporation or Organization (as applicable) of each Borrower, including any amendments thereto, certified by the Secretary of State of the State in which such Borrower is organized;

          (v) a copy of the Operating Agreement, Partnership Agreement or By-Laws of each Borrower, including any amendments thereto, certified by the Secretary of such Borrower;

          (vi) an incumbency certificate, executed by the Secretary of each Borrower, which shall identify by name and title and bear the true, original signatures of all of the officers of such Borrower executing any of the Loan Documents to which such Borrower is a party;

          (vii) certificates of corporate good standing of each Borrower issued by the Secretaries of each state in which such Borrower is qualified to do business;

          (viii) an opinion of counsel of Greenberg Traurig, LLP, outside counsel to Borrowers, in form and substance reasonably satisfactory to Agent and Agent's counsel;

          (ix) the initial Borrowing Base Certificate required by Section 8.3;

          (x) the initial Advance Request required by Section 2.5;

          (xi) evidence of the proper filing of financing statements perfecting first priority security interests in favor of Agent for the ratable benefit of the Lenders in all of the Loan Collateral;

          (xii) termination statements for all financing statements filed of record against any Borrower other than financing statements relating to Permitted Liens;

          (xiii) evidence satisfactory to Agent of the insurance required by this Agreement and the other Loan Documents, together with endorsements in form and substance reasonably satisfactory to Agent, duly executed by the insurance company;

          (xiv) copies of all financial statements and other Exhibits and Schedules required by this Agreement and the other Loan Documents;

          (xv) a letter of direction from Borrowing Agent with respect to the disbursement of the proceeds of the initial Credit Extensions under this Agreement;

          (xvi) such mortgagee, bailee, landlord or warehousemen's waivers as Agent may deem necessary regarding locations at which any Loan Collateral is or will be stored or otherwise located;

          (xvii) a pay-off letter from Citicorp USA, Inc. in form and substance satisfactory to Agent;

          (xviii) from each financial institution identified on Schedule 9.20, a deposit account control agreement in form and substance acceptable to the Agent;

          (xix) a true and correct copy of each Applicable Agreement;

          (xx) evidence that the actual out-of-pocket costs, expenses and fees (including attorneys' fees) paid or incurred by the Agent in connection with the preparation, negotiation and closing of this Agreement and the other Loan Documents have been (or shall be simultaneously) paid in full;

          (xxi) the applicable Borrowers and the Agent shall have entered into such restricted access lockbox, special account, disbursement account and controlled disbursement account agreements as the Agent may reasonably require in form and substance reasonably acceptable to the Agent which provide for, among other things, the collection and remittance to the Agent of cash processed of the Loan Collateral;

          (xxii) all Exhibits and Schedules to the Loan Documents shall have been completed in form and substance satisfactory to the Agent and shall contain no material facts or information which the Agent, in its reasonable judgment, determines to be unacceptable;

          (xxiii) evidence satisfactory to Agent and the Lenders that after giving effect to all Loans and the issuance of any Letters of Credit to be made on the Closing Date and payment of all fees and expenses due hereunder, and with all of Borrowers' Indebtedness, liabilities, and obligations current, the Revolving Credit Availability shall not be less than $6,000,000;

          (xxiv) evidence of each Borrower's capital structure and material accounts and terms and conditions of all Indebtedness (including the Subordinated Debt) of each Borrower, reasonably acceptable to Agent and the Lenders;

          (xxv) (a) collateral audits, satisfactory to Agent, prepared by an independent firm engaged directly by Agent;

          (xxvi) evidence that the Subordinated Creditor has extended Subordinated Debt to the Borrowers in an amount not less than $10,000,000;

          (xxvii) evidence that the sale-leaseback transaction with respect to Suntron GCO's facility in Sugarland, Texas has been completed, and that non-escrowed sales proceeds therefrom have been received by and are available to the Borrowers in an amount not less than $15,000,000;

          (xxviii) a background check on Hargopal Singh in form and substance reasonably acceptable to the Agent;

          (xxix) a true and correct copy that certain no-offset letter agreement signed by Input/Output, Inc. on May 18, 2004, and accepted by Suntron on May 24, 2004 (including any amendments, supplements, schedules or exhibits relating thereto);

          (xxx) a true and correct copy of the agreement between or among one or more of the Borrowers and General Electric Capital Corporation relating to the purchase and sale of certain Receivables with respect to which Honeywell International, Inc. is the account debtor;

          (xxxi) a sworn affidavit or other evidence acceptable to the Agent substantiating that the Subordinated Creditor has committed capital in an aggregate amount equal to $5,000,000 or more; and

          (xxxii) such other agreements, documents, instruments and certificates as Lenders may reasonably request.

     Section 5.2 General Conditions. In addition to any other provisions contained in this Agreement, the making of any Credit Extension under this Agreement will be subject to the continued existence or fulfillment to the satisfaction of Agent, LC Issuer and the Lenders of each of the following conditions throughout the term of this Agreement:

          (i) After giving effect to any such Credit Extension, no Deficiency exists, unless the Deficiency results solely from any Permitted Overadvance;

          (ii) No Event of Default has occurred and is continuing;

          (iii) No law or regulation prohibits, and no order, judgment or decree of any arbitrator or Governmental Authority enjoins or restrains Agent or the Lenders, from making the requested advance;

          (iv) Each Borrower's representations and warranties contained in this Agreement and the other Loan Documents to which it is a party are complete and correct as of the date of this

     Agreement and continue to be true and correct in all material respects throughout the term of this Agreement with the same effect as though such representations and warranties had been made again on and as of each day of the term of this Agreement, except to the extent that such representations and warranties expressly relate to an earlier date, subject to such changes as are not prohibited hereby or do not constitute Events of Default under this Agreement; and

          (v) No Material Adverse Effect has occurred.

The giving of each Advance Request and request for the issuance of a Letter of Credit by Borrowing Agent hereunder shall constitute a certification by each Borrower to the effect set forth in the preceding sentence (both as of the date of such Advance Request or request and, unless Borrowing Agent otherwise notifies Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

                                   ARTICLE VI

                                    SECURITY.

     Section 6.1 Security Documents. The Obligations shall be secured (in such order as may be determined by Agent in its discretion) by a first priority Lien on all Loan Collateral, including:

          (i) a first priority perfected security interest in all of the Loan Collateral pursuant to the Security Agreement dated as of the date of this Agreement between a Borrower and Agent (or, in the case of K*TEC, pursuant to the Pledge and Security Agreement dated as of the date of this Agreement between K*TEC and Agent) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, each a "Borrower Security Agreement," collectively, the "Borrower Security Agreements") and accompanying financing statements;

          (ii) a first priority perfected security interest in all of the Trademarks, as defined in the Trademark Security Agreement dated as of the date of this Agreement between a Borrower and Agent (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, each a "Trademark Security Agreement," collectively, the "Trademark Security Agreements");

     Section 6.2 [Intentionally Omitted].

     Section 6.3 [Intentionally Omitted].

     Section 6.4 Subordinated Debt. As a condition of this Agreement, Borrowers will cause the Subordinated Creditor to execute and deliver to Agent the Subordination Agreement dated as of the date of this Agreement pursuant to which the Subordinated Creditor subordinates its right to receive payments in respect of the Subordinated Debt to Agent's, LC Issuer's and the Lenders' rights in respect of the Obligations, in form and substance reasonably satisfactory to Agent.

     Section 6.5 [Intentionally Omitted].

                                   ARTICLE VII

    RECEIVABLES; INVENTORY; COLLECTION OF RECEIVABLES; DISPUTED RECEIVABLES;
                             PROCEEDS OF INVENTORY.

     Section 7.1 Agreements Regarding Receivables. No Borrower may backdate, postdate or redate any of its invoices or statements. No Borrower may make any sales on extended dating or credit terms beyond that customary in such Borrower's industry and consented to in advance by Agent. In addition to the Borrowing Base Certificate to be delivered in accordance with Section 8.3, each Borrower shall notify Agent promptly upon such Borrower's learning thereof, in the event any Eligible Receivable becomes ineligible for any reason, other than the aging of such Receivable, and of the reasons for such ineligibility. Each Borrower shall also notify Agent promptly of all material disputes and claims with respect to its Receivables, and such Borrower will settle or adjust such material disputes and claims at no expense to Agent or the Lenders; however, no Borrower may, without Agent's consent, grant (i) any discount, credit or allowance in respect of its Receivables (a) which is outside the ordinary course of business and (b) which discount, credit or allowance exceeds an amount equal to $250,000 in the aggregate with respect to any individual Receivable or (ii) any materially adverse extension, compromise or settlement to any customer or account debtor with respect to any then Eligible Receivable. The amount of any Receivable related to any bill-and-hold sale transaction shall be disclosed as such to the Agent on each applicable subsequent Borrowing Base Certificate and in no event shall such Receivable constitute an Eligible Receivable. Nothing permitted by this Section 7.1 or Section 7.2, however, may be construed to alter in any way the criteria for Eligible Receivables or Eligible Inventory provided in Section 1.1.

     Section 7.2 Agreements Regarding Inventory. In addition to the Borrowing Base Certificate to be delivered in accordance with Section 8.3, each Borrower shall notify Agent promptly of all material returns and recoveries of Inventory outside of the ordinary course of the applicable Borrower's business. Without obtaining Agent's prior consent and in compliance with the applicable terms of the applicable Borrower Security Agreement, no Borrower will (i) accept any returns of Inventory outside the ordinary course of business, (ii) enter into any agreement, practice, arrangement, or transaction under which title to, or ownership of, any Inventory which is being sold by such Borrower is, or purports to be, transferred to, or held by, a Person other than such Borrower before such Inventory is delivered to such Person by such Borrower, (iii) sell Inventory to any customer on a guaranteed sale, sale and return, sale on approval, consignment or any other repurchase or return basis, or (iv) store any Inventory with, or place any Inventory in the possession or control of, any bailee, processor, warehouseman, consignee or any other Person, not a party to a bailee, warehouseman or similar agreement with Agent, under any arrangement, practice or agreement (oral or written); provided, however, that a Borrower may make sales of Inventory to its customers on consignment, so long as (A) the aggregate consolidated amount of Inventory of all Borrowers sold on consignment does not exceed $5,000,000 at any time, and (B) it is expressly understood and agreed that any and all such Inventory shall in no event constitute Eligible Inventory.

     Section 7.3 Locked Box. The Borrowing Agent has obtained and shall continue to maintain during the term of this Agreement for the benefit of itself and the other Borrowers, the post office boxes at the U.S. Post Offices bearing the addresses set forth on Schedule 7.3, or such other address(es) as Agent may notify the Borrowing Agent from time to time (each a "Locked Box", collectively, the "Locked Boxes"). Each Borrower shall notify all of its customers and account debtors to forward all remittances of every kind due such Borrower ("Remittances") to the applicable Locked Box (such notices to be in such form and substance as Agent may reasonably require from time to time). Immediately upon receipt thereof, each Borrower shall deposit all other proceeds of Receivables or other Loan Collateral into the applicable Locked Box (or into the Special Account, as defined below). Agent shall have sole access to the Locked Boxes at all times, and Borrowing Agent shall take all action necessary to grant Agent such sole access. At no time shall any Borrower remove any item from any Locked Box without

Agent's prior written consent, and no Borrower shall notify any customer or account debtor to pay any Remittance to any other place or address without Agent's prior written consent. If any Borrower should refuse to notify any customer or account debtor (or shall neglect to notify any customer or account debtor following an additional request from Agent to do so) to pay any Remittance to the applicable Locked Box, Agent shall be entitled to make such notification. Each Borrower hereby grants to Agent an irrevocable power of attorney, coupled with an interest, to take in such Borrower's name all action necessary (a) to grant Agent sole access to such Locked Box, (b) to contact account debtors to pay any Remittance to such Locked Box in the event that any such account debtor is not paying any such Remittance to such Locked Box upon the occurrence and during the continuance of an Event of Default, (c) to contact account debtors for any reason upon the occurrence and during the continuance of an Event of Default, and (d) to endorse each Remittance delivered to such Locked Box for deposit to the Special Account.

     Section 7.4 Special Account. Upon collection of Remittances and other proceeds of Receivables and other Loan Collateral from any Locked Box, Agent shall deposit the same in a non-interest bearing account at Agent in Agent's Name, Account No. 1-539-1025-6467 (the "Special Account"). Any Remittance or other proceeds of Receivables or other Loan Collateral received by any Borrower shall be deemed held by such Borrower in trust and as fiduciary for Agent, and such Borrower immediately shall deliver the same, in its original form, to Agent into the applicable Locked Box by overnight delivery carrier. Pending such deposit, each Borrower agrees that it will not commingle any such Remittance or other proceeds of Receivables or other Loan Collateral with any of such Borrower's other funds or property, but will hold it separate and apart therefrom in trust for Agent until deposit is made into the applicable Locked Box or Special Account or until delivery is made to Agent by overnight delivery carrier as described above. All deposits to the Special Account and any Locked Box shall be Agent's property and shall be subject only to the signing authority designated from time to time by Agent, and Borrowers shall have no interest therein or control over such deposits or funds. Agent shall have sole access to the Special Account and each Locked Box, and Borrowers shall have no access thereto. Agent shall have, and each Borrower hereby grants to Agent, a Lien on and security interest in all funds held in the Special Account and each Locked Box as security for the Obligations. The Special Account shall not be subject to any deduction, set-off, bank's lien or any other right in favor of any Person other than Agent. Deposits to the Special Account shall be applied to the Obligations in such order and method of application as may be elected by Agent in its discretion exercised in good faith. Any funds in the Special Account remaining after the applications set forth in the preceding sentence ("Available Funds") will be paid over by Agent to Borrowers; however, at any time on and after the occurrence of an Event of Default, all Available Funds may, at Agent's option, be retained in the Special Account as continuing security for the Obligations. If any Remittance deposited in the Special Account is dishonored or returned unpaid for any reason, Agent, in its discretion, may charge the amount of such dishonored or returned Remittance directly against Borrowers and any account maintained by Borrowers with Agent and such amount shall be deemed part of the Obligations. Agent shall not be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of Agent with respect to the operation of the Special Account, the Locked Boxes, or the services to be provided by Agent under this Agreement, except to the extent, but only to the extent, of any direct, as opposed to any consequential, special or lost profit damages suffered by any Borrower from Agent's gross negligence or willful misconduct. Until a payment is received by Agent for Agent's account in finally collected funds, all risks associated with such payment will be borne solely by Borrowers. From time to time, Agent may adopt such regulations and procedures as it may deem reasonable and appropriate with respect to the operation of the Special Account, the Locked Boxes, and the services to be provided by Agent under this Agreement so long as the adoption of such regulations and procedures will not change the material terms of this Agreement and are applied to similarly situated borrowers.

     Section 7.5 Crediting of Remittances. For the purpose of calculating interest, all Remittances to the Locked Boxes and other proceeds of Receivables and other Loan Collateral shall be credited (conditional on final collection) against the unpaid Revolving Loan balance on the first Business Day after the Business Day that Agent received the same into the Special Account in Minneapolis, Minnesota. All wire transfers shall be credited against the unpaid Revolving Loan balance on the same Business Day such transfer is received by Agent, so long as such transfer is received by Agent no later than 2:00 p.m. (Minneapolis, Minnesota time) on such Business Day. For the purpose of determining Revolving Credit Availability, all Remittances and other proceeds of Receivables and other Loan Collateral shall be credited (conditional on final collection) against the aggregate amount of Eligible Receivables and unpaid Revolving Loan balance on the Business Day immediately after the Business Day that Agent received the same into the Special Account in Minneapolis, Minnesota. Notwithstanding anything to the contrary in this Section 7.5, each Borrower acknowledges and agrees that deposits made and other items credited to the Special Account are subject to applicable laws and regulations governing availability of funds and Agent's funds availability polices and may not be immediately available for application to the Loans or the other Obligations.

     Section 7.6 Cost of Collection. All reasonable costs of collection of any Borrower's Receivables, including Attorneys' Fees, actual out-of-pocket expenses, administrative and recordkeeping costs, and all service charges and costs related to the establishment and maintenance of the Locked Box and the Special Account shall be the sole responsibility of Borrowers, whether the same are incurred by Agent or Borrowers, and Agent, at its discretion, may charge the same against Borrowers and any account maintained by Borrowers with Agent and the same shall be deemed part of the Obligations.

     Section 7.7 Cash Management Services. During the term of this Agreement, each Borrower will contract with Agent to obtain (i) Agent's then current automated balance and information reporting system in connection with the operation of various cash management systems contemplated by this Agreement and
(ii) Agent's then current positive pay, reverse positive pay, check filter, ACH filter and block, and other similar anti-fraud, cash management products in connection with the operation of the various cash management systems contemplated by this Agreement.

     Section 7.8 Fees for Agent's Account. Any fees, charges or income created by, or resulting from, the cash management or treasury services, Borrowers' Locked Boxes, the Special Account, and any other accounts to be provided by Agent under or as a result of the application or operation of the terms or conditions of this Section 7 are, as among the Agent and the Lenders, for the sole benefit and account of the Agent.

     Section 7.9 Monthly Activity. Agent will provide Borrowing Agent monthly with a statement of advances, charges and payments made pursuant to this Agreement, and such account rendered by Agent shall be conclusive evidence (absent material error) of the amount of the Obligations owing and unpaid by Borrowers and shall be deemed to be an account stated and binding as against each Borrower unless a written statement of any Borrower's or Agent's exceptions is received by the other within 30 days after the statement is mailed to Borrowing Agent; however, Agent will have no obligation to correct any error or errors specified by any Borrower unless Agent, in its discretion exercised in a commercially reasonable manner, believes that an error was made. If any error is a material error, any Borrower or Agent shall have one year to raise the exception.

                                  ARTICLE VIII

                   EXAMINATION OF LOAN COLLATERAL; REPORTING.

     Section 8.1 Maintenance of Books and Records. Each Borrower shall keep and maintain complete books of account, records and files with respect to its business in accordance with GAAP consistently applied and shall accurately and completely record all transactions therein. Each Borrower will maintain a perpetual inventory system in respect of its Inventory.

     Section 8.2 Access and Inspection. Agent and the Lenders may at all times during normal business hours have (i) access to, and the right to examine and inspect, all of each Borrower's real and personal property and (ii) access to, and the right to inspect, audit and make extracts from, all of each Borrower's records, files and books of account, and each Borrower shall execute and deliver at the request of any Agent or Lender such instruments as may be necessary for Agent or any Lender to obtain such information concerning the business of each Borrower as Agent or Lender may require from any Person; however, unless an Event of Default exists, Agent or a Lender will (A) give the applicable Borrower ten (10) Business Days' prior notice before it makes the inspections and examinations at any office or place of business of such Borrower, and (B) limit such inspections and examinations to four times per calendar year. Each Borrower shall furnish Agent and Lenders at reasonable intervals with such statements and reports regarding each Borrower's financial condition and the results of each Borrower's operations, in addition to those hereinafter required, and such other information as Agent and the Lenders may reasonably request from time to time.

     Section 8.3 Reporting Regarding Receivables and Notes Receivable. Not less frequently than weekly, and more frequently if Agent shall reasonably require or Borrowing Agent shall so elect, Borrowing Agent shall deliver to Agent a borrowing base certificate in the form of Exhibit D (a "Borrowing Base Certificate") by no later than the third Business Day of each week (which is based on values as of the immediately preceding Sunday) prepared on a consolidated basis for all Borrowers. By no later than the 25th day after the end of each calendar month, or sooner if available, Borrowing Agent shall deliver to Agent monthly agings, broken down by due date, of Receivables aged by invoice date, in each case reconciled to the Borrowing Base Certificate for the end of the immediately preceding Fiscal Month and each Borrower's general ledger, and setting forth any changes in the reserves made for bad accounts or any extensions of the maturity of, any refinancing of, or any other material changes in the terms of any Receivables in such format as is specified by Agent from time to time, together with such further information with respect thereto in such format as Agent may then reasonably require.

     Section 8.4 Reporting Regarding Inventory. Each Borrower will undertake periodic cycle counts of its Inventory in accordance with procedures reasonably acceptable to such Borrower's independent certified public accountants and Agent. By no later than the 25th day after the end of each calendar month, or sooner if available, Borrowing Agent shall submit to Agent a perpetual inventory report reconciled to (i) the Borrowing Base Certificate for the end of the immediately preceding Fiscal Month, (ii) each Borrower's inventory records, and
(iii) each Borrower's general ledger, broken down into such detail and with such categories as Agent shall reasonably require (including a report indicating the type, location, age, and dollar value of each Borrower's Inventory, and all other information deemed necessary by Agent to determine levels of that which is and is not Eligible Inventory). Values shown on reports of Inventory shall be at the lower of cost or market value determined in accordance with a standard costing, which approximates a "first in-first out" cost accounting system. Not less frequently than weekly, and more frequently if Agent shall require or Borrowing Agent shall so elect, Borrowing Agent shall deliver to Agent a Borrowing Base Certificate, and acceptable supporting documentation thereto, by no later than the third Business Day of each week, reporting the value of each Borrower's Inventory as of the immediately preceding Fiscal Month end. Three times per calendar year, at Agent's discretion and Borrowers' expense, an appraisal will be performed of each Borrower's Inventory by a third party appraiser acceptable to Agent. The results of such appraisal shall be utilized by Agent to adjust applicable advance rates against Inventory in Agent's sole discretion.

     Section 8.5 Interim Financial Statements; Payable Information. Promptly when available and in any event not later than forty-five (45) days after the end of each Fiscal Quarter (except the fourth quarter, which is subject to the requirement of Section 8.7) and thirty (30) days after the end of each interim Fiscal Month that is not the third month of a Fiscal Quarter or the 12th month of a Fiscal Year, in each case occurring after the date of this Agreement (or such shorter period as may be required by the SEC for the filing of the Borrowers' quarterly reports on Form 10-Q ), Borrowing Agent shall furnish to Agent, with sufficient copies for each Lender, a monthly (and, as applicable, quarterly) consolidated income statement for all Borrowers, balance sheet and cash flow statements, (a) showing each Borrower's financial condition and the results of each Borrower's operations for the periods covered by such statements in such detail as Agent may from time to time reasonably require, (b) prepared in accordance with GAAP consistently applied (except as otherwise disclosed to Agent to the extent such exceptions are acceptable to Agent), (c) containing all disclosures required to fully and accurately present the financial position and results of operations of each Borrower (subject to normal year-end adjustments and the omission of footnotes) and to make such statements not misleading under the circumstances, and (d) setting forth in each case in comparative form, the figures for the corresponding Fiscal Month (and, as applicable, Fiscal Quarter) and the corresponding portion of each Borrower's previous Fiscal Year. By no later than the 15th day after the end of each Fiscal Quarter, or sooner if requested by Agent, Borrowing Agent shall deliver to Agent monthly agings of accounts payable listed by invoice date and by due date, in each case reconciled to each Borrower's general ledger for the end of such month, in such format as is specified by Agent from time to time.

     Section 8.6 Annual Projections. Promptly when available and in any event not later than 10 days prior to the end of each Fiscal Year, each Borrower shall furnish to Agent, with sufficient copies for each Lender, detailed projections for the next fiscal year, on a consolidated basis with the other Borrowers, the projected income and cash flow for each Fiscal Month, the monthly operating budget, the monthly balance sheet, and the monthly borrowing availability of such Borrower, in each case accompanied by a certificate of such Borrower's chief financial officer, countersigned by such Borrower's chief executive officer, stating (i) the assumptions on which the projections were prepared,
(ii) that the assumptions, except as otherwise noted, were prepared on a consistent basis with the operation of such Borrower's business during the immediately preceding fiscal year and with factors known to exist as of the date of the certificate or reasonably anticipated to exist during the periods covered by the projections, and (iii) that the officers signing the certificate have no reason to believe that the projections are incorrect or misleading in any material respect.

     Section 8.7 Annual Financial Statements. Promptly when available and in any event not later than 105 days after the end of fiscal year 2005 and 90 days after the end of each other fiscal year (or such shorter period as may be required by the SEC for the filing of annual reports on Form 10-K), Borrowers shall submit to Agent, with sufficient copies for each Lender, consolidated financial statements including a balance sheet and related statements of income, stockholders' equity, and cash flows for the year then ended, all on a consolidated basis, and setting forth in comparative form, the figures for the previous fiscal year. All of the foregoing annual financial statements must be audited in accordance with United States generally accepted auditing standards by an independent certified public accounting firm reasonably acceptable to Agent and shall be prepared and presented in accordance with GAAP consistently applied, on a consolidated basis, and shall be accompanied by an audit report of Borrowers' independent certified public accountants.

     Section 8.8 Management Reports; Changes to Applicable Agreements. Borrowers shall furnish to Agent, with sufficient copies for each Lender, promptly on receipt copies of all management letters and any other material reports provided by Borrowers' independent accountants. In addition, promptly upon execution thereof, each Borrower will deliver to the Agent, with sufficient copies for each Lender, a true and correct copy of any and all amendments, restatements, replacements, extensions, supplements or other modifications of any Applicable Agreement Agent and the Lenders deem necessary.

     Section 8.9 Comparisons to Financials; Certificates. With each monthly or annual financial statement submitted by Borrowers to Agent under Sections 8.5 and 8.7, each Borrower will deliver to Agent, with sufficient copies for each Lender a comparison prepared by such Borrower of the projected financial position and results of operations of such Borrower provided for in Section 8.6 with the actual financial position and results of operations of such Borrower for the applicable period and an explanation of any material variations between them. Each Borrower shall also furnish Agent together with all materials required pursuant to Sections 8.5, 8.6, and 8.7, a certificate signed by the chief financial officer of such Borrower in the form of Exhibit E, together with detailed computations (acceptable to the Agent) showing the calculation of the actual reported levels for each of the Financial Covenants (as defined in Section 10.28).

     Section 8.10 Tax Returns; Additional Information. Promptly upon Agent's request after Borrowers have filed their tax returns with each applicable Governmental Authority, each Borrower shall deliver to Agent, with sufficient copies for each Lender, a copy of all federal (and at Agent's request all state and local) income tax returns and schedules, and any related extensions, filed by such Borrower in respect of each taxable year ending on and after December 31, 2005. Each Borrower shall furnish all other tax and financial information as Agent may reasonably request from time to time.

     Section 8.11 SEC Filings and Press Releases. (i) Promptly after the filing or delivery thereof, Suntron shall furnish to Agent and Lenders copies of all financial information, proxy materials, notices, registration statements, prospectuses, press releases and reports, if any, which Suntron or any of its Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC"), deliver to holders (or any trustee, agent or other representative therefor) of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness, or otherwise make available to the public.

          (ii) On or prior to the dates by which Suntron, or any of its Subsidiaries, is required to file annual reports, quarterly reports and other documents with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act, or any successor provision thereto, Suntron, or the applicable Subsidiary, shall furnish to Agent and Lenders copies of such reports and documents as filed with the SEC.

     Section 8.12 Consolidating Financial Information. Within a reasonable time following request by Agent, Borrowers will deliver to Agent consolidating reports (in form and substance reasonably acceptable to Agent) relating to any of the consolidated financial information (other than statements of cash flows) and other consolidated reports and listings delivered pursuant to this Article VIII.

                                   ARTICLE IX

                  WARRANTIES AND REPRESENTATIONS AND COVENANTS.

In order to induce Agent, the Lenders and LC Issuer to enter into this Agreement and to make Credit Extensions hereunder, each Borrower warrants, represents and covenants that, as of the date hereof, any date upon which a Credit Extension is made hereunder, and until the Obligations (other than contingent

Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) are fully paid, performed and satisfied (and all Letters of Credit have been cancelled and returned to LC Issuer) and no Commitment of any Lender exists, the representations, warranties and covenants set forth in this Section 9 are and shall remain true.

     Section 9.1 Corporate Status. Each Borrower (i) is duly organized and is and shall remain validly existing and in good standing under the laws of its state of organization, and is and shall remain qualified to do business as a foreign corporation under the laws of the jurisdictions listed on Schedule 9.1 and under the laws of each other jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect, and (ii) has and shall maintain all requisite power and authority, corporate or otherwise, to conduct its business, to own its property, to execute, deliver and perform all of its obligations under this Agreement and each of the other Loan Documents, and to grant the Liens on the Loan Collateral provided by it. No Borrower is (a) an "investment company", (b) an "investment adviser", (c) a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or (d) a "holding company" as that term is defined in, nor is any Borrower otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     Section 9.2 Due Authorization; Validity. The signing and delivery of the Loan Documents, the performance by each Borrower of its Obligations under the Loan Documents, and the grant of the Liens on or security interests in, the Loan Collateral provided by each Borrower has been duly authorized by all requisite corporate or other action of such Borrower. This Agreement and each of the other Loan Documents have been duly executed and delivered by such Borrower, and each will constitute, upon the due execution and delivery thereof, the legal, valid, and binding obligations of such Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

     Section 9.3 No Violation. The execution, delivery and performance by each Borrower of this Agreement and the other Loan Documents and the grant of the Liens on or security interests in the Loan Collateral provided by such Borrower, do not and will not (i) constitute a violation of any applicable law, (ii) constitute a breach of any provision contained in any Borrower's Articles of Incorporation, Articles of Organization, Certificate of Partnership, By-Laws, Operating Agreement, LLC Agreement, Partnership Agreement or any governing or other organization documents of any Borrower or contained in any order of any court or other Governmental Authority or in any Applicable Agreement, or (iii) result in the creation or imposition of any Lien on any Borrower's properties (other than to Agent in favor of LC Issuer and Lenders hereunder).

     Section 9.4 Use of Loan Proceeds. Each Borrower's uses of the proceeds of the Credit Extensions to such Borrower pursuant to this Agreement are, and will continue to be, legal and proper uses (duly authorized by such Borrower's Board of Directors or general partner). Such uses do not and shall not violate any applicable laws or statutes as in effect as of the date hereof or hereafter. The Loans are not and shall not be secured, directly or indirectly, by any stock for the purpose of purchasing or carrying any margin stock or for any purpose which would violate either Regulation U, 12 C.F.R. Part 221, or Regulation X, 12 C.F.R. Part 224, promulgated by the Board of Governors of the Federal Reserve System.

     Section 9.5 Management; Ownership of Assets; Licenses; Patents. Each Borrower employs and shall continue to employ active, full-time, professional management adequate to handle its affairs, and each Borrower has, and will continue to have, adequate employees, assets, governmental approvals, licenses, permits, patents, copyrights, trademarks and trade names to continue to conduct its business as heretofore and hereafter conducted by it, and all patents, registered copyrights, trademarks and trade names and all material licenses (other than commercial software licenses in the ordinary course of business) (whether as licensor or licensee) of any patents, trademarks, and copyrights owned or claimed by any Borrower existing as of the Closing Date are described in
Schedule 9.5.

     Section 9.6 Indebtedness. No Borrower has any Indebtedness except for (i) Indebtedness identified on Schedule 10.10, (ii) the Obligations, (iii) Indebtedness (a) which is unsecured, (b) which is not for borrowed money, (c) which has been incurred in the ordinary course of business, (d) which is not otherwise prohibited under any provision of this Agreement, and (e) the nonpayment of or other default under which would not have a Material Adverse Effect, and (iv) other Indebtedness permitted to be incurred or paid by Borrowers pursuant to Section 10.10. Except as otherwise set forth or reflected in the Financials, no Borrower has guaranteed the obligations of any Person (except by endorsement of negotiable instruments payable at sight for deposit or collection or similar banking transactions in the usual course of such Borrower's business).

     Section 9.7 Title to Property; No Liens. Each Borrower has (i) good and indefeasible title to, and ownership of, all of its personal property, including the Loan Collateral provided by it and (ii) good and marketable fee simple title to all of its owned real property, in each case free and clear of all Liens except to the extent of Permitted Liens.

     Section 9.8 Restrictions; Labor Disputes; Labor Contracts. Except as described in Schedule 9.8, no Borrower is a party or subject to, any charge, corporate restriction, judgment, decree or order, for which such Borrower's compliance or non-compliance could reasonably be expected to have a Material Adverse Effect. Except as described on Schedule 9.8, no Borrower is (i) a party to any written employment contract or labor contract or (ii) the subject of any labor dispute. No collective bargaining agreement or other labor contract identified on Schedule 9.8 is scheduled to expire during the term of this Agreement except as described on Schedule 9.8. No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Borrower or any of its Subsidiaries or for any similar purpose. To each Borrower's knowledge no key employee of any Borrower is subject to any agreement in favor of anyone other than Borrower which restricts or limits that individual's right to engage in the type of business activity conducted by such Borrower in any manner which could materially impair the ability of such individual to carry out his or her duties with such Borrower or to use any property or confidential information or which grants to any Person, other than such Borrower, any rights to inventions or other ideas susceptible to legal protection developed or conceived by any such key employee of such Borrower.

     Section 9.9 No Violation of Law. Except as described on Schedule 9.9, no Borrower is in violation of any applicable statute, regulation or ordinance of any Governmental Authority (including any Environmental Law), which violation could reasonably be expected to have a Material Adverse Effect. All Inventory manufactured and produced by each Borrower has been manufactured and produced in compliance with all applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor, except to the extent any non-compliance could not reasonably be expected to have a Material Adverse Effect.

     Section 9.10 Hazardous Substances. Except as described on Schedule 9.10,
(i) no investigations, inquiries, orders, hearings, actions or other proceedings by or before any Governmental Authority are pending or, to the knowledge of any Borrower, threatened in connection with any Environmental Activity or alleged Environmental Activity; (ii) no Hazardous Substances have been released by Borrower in such manner or quantity as may reasonably be expected to or in fact does (a) violate any applicable Environmental Law or (b) materially and adversely affect the value of any Borrower's Facility; (iii) the Use of any Borrower's property does not violate any applicable

Environmental Requirements; (iv) to each Borrower's knowledge, none of Borrower's Facilities prior to when the applicable Borrower has owned or leased them has been used for the disposal of Hazardous Substances or was the site of any Release of Hazardous Substances in violation of any Environmental Laws; (v) none of the business operations of any Borrower have contaminated the lands, waters or other property of others with Hazardous Substances in violation of Environmental Laws; (vi) to Borrower's knowledge, no underground or above ground storage tank (regardless of contents) has been in the past, or is now, located on, at or beneath any Borrower's Facility; and (vii) none of Borrower's Facilities since the applicable Borrower has owned or leased them has been used by any Borrower for the production, treatment, storage, generation, disposal or Release of any Hazardous Substance other than in accordance with applicable Environmental Laws.

     Section 9.11 Absence of Default. No Borrower is in default under any Applicable Agreement and has not received any notice of breach, termination or acceleration or demand for adequate assurances under any Applicable Agreement, except to the extent such default, breach, termination, acceleration or demand could not reasonably be expected to have a Material Adverse Effect.

     Section 9.12 Accuracy of Financials; No Material Changes. The Financials
(i) have been prepared in accordance with GAAP consistently applied and are true, correct and complete in all material respects and (ii) fairly present each Borrower's assets, liabilities and financial condition and results of operations and those of such other Persons described therein as of the date thereof (subject to normal year-end adjustments and the lack of footnotes in the case of monthly or pro forma Financials). There are no omissions from the Financials or other facts or circumstances not reflected in the Financials which are or may be material, and there has been no material and adverse change in any Borrower's assets, liabilities or financial condition since the date of the Financials nor has there been any material damage to or loss of any Borrower's assets or properties since such date, except for any impact resulting from the sale of the Sugar Land, Texas real property. No Borrower's outstanding advances to any Person constitute any equity or long term investment in any Person which is not reflected in the Financials. Each Borrower's fiscal year is from January 1 to December 31.

     Section 9.13 Pension Plans. Except as described on Schedule 9.13, neither any Borrower nor any Controlled Group member has ever sponsored, maintained, or contributed (or become obligated to sponsor, maintain, or contribute) to a Pension Plan subject to Title IV of ERISA. Neither any Borrower nor any Controlled Group member has ever sponsored, maintained, or contributed (or become obligated to sponsor, maintain, or contribute) to any "multiemployer plan" (as defined in ERISA). No "prohibited transaction," or "reportable event", as those terms are defined by ERISA, has occurred or is continuing as to any Pension Plan of any Borrower or any Controlled Group member, which poses a threat of the imposition of taxes or penalties against such Pension Plans (or trusts related thereto), any Borrower or any Controlled Group member, the imposition or payment of which could have a Material Adverse Effect. Each Pension Plan that is intended to meet the requirements of qualified pension benefit plans under Sections 401(a) and 501(a) of the Internal Revenue Code has received a current favorable determination letter to that effect under the Internal Revenue Code, or a favorable determination letter is currently pending, and neither any Borrower nor, to each Borrower's knowledge (after making due inquiries), any Controlled Group member has violated such requirements with respect to any Pension Plan.

     Section 9.14 Taxes and Other Charges. Each Borrower has filed all federal, state and local tax returns and other reports which it is required by law to file. All of such tax returns and reports accurately and properly reflect the taxes due for the periods covered thereby. Except as described on Schedule 9.14, each Borrower has paid all taxes, assessments and other similar charges that are due and payable except for any such taxes, assessments or charges which are being contested in good faith in accordance with the terms of Section 10.9. Except as disclosed on Schedule 9.14, each Borrower has withheld all employee and similar taxes which it is required by law to withhold and has maintained adequate reserves for the payment of all taxes and similar charges. Except as described on Schedule 9.14, no tax Liens have been filed with respect to any Borrower and, to the knowledge of each Borrower, no claims are being asserted with respect to any such taxes, assessments or charges (and no basis exists for any such claims). There are not in effect any waivers of applicable statutes of limitations for federal, foreign, state or local taxes for any period. No Borrower is a party to any tax-sharing agreement or arrangement.

     Section 9.15 No Litigation. Except as described on Schedule 9.15, there is not, as of the Closing Date, any litigation, action or proceeding pending (with respect to which process has been served) or, to any Borrower's knowledge, overtly threatened, against any Borrower.

     Section 9.16 No Brokerage Fee. No brokerage, finder's or similar fee or commission is due to any Person by reason of any Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby, and each Borrower shall indemnify and hold Agent, the Lenders and LC Issuer harmless from all such fees and commissions. Except as provided for in the Fee Letter, no Borrower is responsible to pay any brokerage, finder's or similar fee or commission to any Person by reason of Agent or any Lender entering into this Agreement.

     Section 9.17 Subsidiaries and Affiliates. All Persons who are Subsidiaries or Affiliates of any Borrower are identified in Schedule 9.17. Except as set forth on Schedule 9.17, no Subsidiary or Affiliate of any Borrower (i) sells or leases any goods or real property to any Borrower, (ii) sells any services to any Borrower, (iii) purchases or leases any goods or real property, or purchases any services from any Borrower, or (iv) is a party to any contract or commitment with any Borrower.

     Section 9.18 Capitalization; Warrants. Schedule 9.18 sets forth the number of shares of Capital Stock of each Borrower which are authorized and the number of such shares which are outstanding. Each outstanding share of Capital Stock is a common share and is duly authorized, validly issued, fully paid and nonassessable. Set forth in Schedule 9.18 is a complete and accurate list of all Persons who are record and beneficial owners of 20% or more of the Capital Stock of each Borrower and of Thayer-Blum Funding III, LLC. All warrants, subscriptions, options, instruments, rights and agreements under which any shares of Capital Stock of any Borrower are or may be redeemed, retired, converted, encumbered, bought, sold or issued are described in Schedule 9.18.

     Section 9.19 Noncompetition Agreements. No Borrower is subject to any contract or agreement containing a covenant not to compete in any line of business with any Person.

     Section 9.20 Deposit and Other Accounts. All of the accounts maintained by each Borrower with any bank, brokerage house or other financial institution are set forth in Schedule 9.20, and none of such other accounts (other than accounts designated as "Payroll Accounts" or "Disbursement Accounts") is subject to withdrawal other than by transfers of amounts therein to the Locked Box or the Special Account.

     Section 9.21 Solvency. Each Borrower and each of its Affiliates (exclusive of such Borrower's officers, stockholders and directors), as the case may be, will be Solvent after (i) receipt and application of the Loans in accordance with the terms of this Agreement, (ii) the execution and delivery of this Agreement and the other Loan Documents to which any of them is a party, and
(iii) the filing of any financing statements or other perfecting notices or actions in connection with this Agreement.

     Section 9.22 Full Disclosure. No representation or warranty made by any Borrower or any of its Affiliates, as the case may be, in this Agreement, any other Loan Document to which it is a party, or in any other document furnished from time to time in connection herewith or therewith contains or will contain at the time such representation is made or such document furnished, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

     Section 9.23 Casualties. Neither the business nor the properties of any Borrower are affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty loss (whether or not covered by insurance) which may have a Material Adverse Effect.

     Section 9.24 Leases; Bailments. Except as listed on Schedule 9.24, no Borrower is a party to any lease, assignment, sublease, or other agreement relating to any real property or leasehold interest in real property, or any material equipment or other material personal property. Schedule 9.24 correctly sets forth each lease, assignment, sublease and other agreement, existing as of the Closing Date, to which any Borrower is a party relating to (i) any real property or leasehold interest in real property or (ii) any material equipment or other material personal property, together with the legal name of the Person that owns the lessor's or assignor's interest under each such lease, assignment, sublease or other agreement. Schedule 9.24 also correctly sets forth each warehouse and other location (including street address, city and state) at which Inventory of any Borrower is held, stored, maintained or controlled by any Person other than a Borrower, together with the legal name of the Person that holds, stores, maintains or controls Inventory of the applicable Borrower at each such location; provided, however, that locations at which Inventory of any one or more of the Borrowers valued at less than $50,000 in the aggregate is held, stored, maintained or controlled are not required to be disclosed on
Schedule 9.24.

     Section 9.25 Insurance Policies. Schedule 9.25 correctly sets forth all of the insurance policies maintained by each Borrower, including the carriers thereof, and the types of coverage and insured amounts covered thereby.

     Section 9.26 Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by any Borrower of any Loan Document to which it is or will be a party.

     Section 9.27 Anti-Terrorism Laws. Neither any Borrower nor any Subsidiary or Affiliate of any Borrower is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. Neither any Borrower nor any Subsidiary or Affiliate of any Borrower or, to the knowledge of each Borrower, their respective agents acting or benefiting in any capacity in connection with the Credit Extensions or other transactions hereunder, is a Blocked Person. Neither any Borrower nor, to the knowledge of each Borrower, any of its agents acting in any capacity in connection with the Credit Extensions or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

     Section 9.28 Updating Representations and Warranties. To the extent necessary to cause the representations and warranties set forth in this Article IX to remain true, complete and accurate as of the date hereof and as of each day on which a Loan is made hereunder, each Borrower shall update in writing any Schedules or Exhibits provided for in this Article IX promptly upon learning of any circumstance which may have the effect of making any such representation or warranty contained in this Article IX untrue or misleading. The requirement of each Borrower to update any Schedule or Exhibit provided for herein is not, and may not be construed to be, a cure of any Default or Event of Default occurring prior to any such update or existing at the time of any such update without the written waiver of such Default or Event of Default by the Lenders or Agent with the consent of the Lenders as provided herein.

                                    ARTICLE X

                                   COVENANTS.

Until the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) are fully paid, performed and satisfied, (and all Letters of Credit have been cancelled and returned to LC Issuer) and no Commitment of any Lender exists, each Borrower will observe, perform, and comply with each of the covenants set forth below in this Article X.

     Section 10.1 Payment of Certain Expenses. Borrowers jointly and severally agree to pay to Agent, each of the Lenders and LC Issuer, promptly on Agent's demand any and all actual-out-of pocket fees, costs and expenses which Agent and LC Issuer pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to any Borrower, or any other Person on behalf of a Borrower, by Agent or LC Issuer of proceeds of any Credit Extension made to such Borrower pursuant to this Agreement, and (ii) the depositing for collection by Agent or LC Issuer of any check or item of payment received or delivered to Agent or LC Issuer on account of the Obligations. Borrowers jointly and severally agree to reimburse Agent and LC Issuer, immediately, for any claims asserted by any bank at which a blocked account is established for the deposit of proceeds of the Loan Collateral in connection with such blocked account or any returned or uncollected checks received by such bank as proceeds of the Loan Collateral.

     Section 10.2 Notice of Litigation. Each Borrower will notify Agent in writing, promptly on such Borrower's learning thereof, of any litigation, suit or administrative proceeding which could reasonably be expected to have a Material Adverse Effect, whether or not the claim is considered by such Borrower to be covered by insurance.

     Section 10.3 Notice of ERISA Events. Each Borrower will notify Agent in writing (i) at least 10 days prior to the adoption by such Borrower or any Controlled Group member of any Pension Plan subject to Title IV of ERISA; (ii) promptly on the occurrence of any Reportable Event, and (iii) 90 days prior to any termination, partial termination or merger of a Pension Plan or a transfer of a Pension Plan's assets.

     Section 10.4 Notice of Labor Disputes. Each Borrower will notify Agent in writing (i), promptly upon such Borrower's learning thereof, of (a) any labor dispute to which such Borrower may become a party and which could reasonably be expected to have a Material Adverse Effect or (b) any strikes, walkouts, or lockouts relating to any of its plants or other facilities, and (ii) the entering into of any labor contract relating to any of its plants or other facilities.

     Section 10.5 Compliance with Laws. Each Borrower will comply with the requirements of all applicable laws, statutes, regulations, rules or ordinances of any Governmental Authority, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

     Section 10.6 Notice of Violations of Law, Tax Assessments. Each Borrower will notify Agent in writing, promptly upon such Borrower's learning thereof, of any violation of any law, statute, regulation, rule or ordinance of any Governmental Authority, and of the imposition of any federal, state or local tax withholding or assessment, applicable to such Borrower, the violation or imposition of which would have a Material Adverse Effect. Each Borrower will (i) provide Agent with copies of all communications between such Borrower and any Governmental Authorities which relate to violations of Environmental Law; and
(ii) notify Agent promptly after confirming the Release of any Hazardous Substances on Borrower's property that would have a Material Adverse Effect.

     Section 10.7 Notice of Violations of Certain Agreements. Each Borrower will notify Agent in writing, within five Business Days after the earlier of when such Borrower learns, or is notified of the occurrence, of any material breach by such Borrower of, a notice of termination or acceleration, or any demand for adequate assurances under, any Applicable Agreement.

     Section 10.8 Notice of Customer Defaults. Each Borrower will notify Agent in writing, promptly upon such Borrower's learning thereof, of any default by any obligor under any material note or other evidence of debt payable to such Borrower or of anything which could reasonably be expected to have a material adverse effect on the ability of any obligor of such Borrower to pay any Indebtedness owing to such Borrower.

     Section 10.9 Taxes and Charges. Each Borrower will (i) file all federal, state and local tax returns and other reports which it is required by law to file, (ii) pay all taxes, assessments and other similar charges that are due and payable, (iii) withhold all employee and similar taxes which it is required by law to withhold, and (iv) maintain adequate reserves for the payment of all taxes and similar charges; provided, however, that no such taxes, assessments or charges need be paid during such period as they are being contested in good faith by the applicable Borrower, in appropriate proceedings promptly commenced and diligently prosecuted, if adequate reserves in accordance with GAAP have been set aside on such Borrower's books, and the continuance of any such contest does not (a) result in any part of the Loan Collateral or any other property of such Borrower being made the subject of (1) any proceeding in foreclosure, (2) any levy or execution (which shall not have been stayed or dismissed), or (3) any seizure or other loss and (b) prevent Agent from having a perfected first priority security interest in, or as applicable, mortgage Lien on, the Loan Collateral or with respect to future advances made hereunder; and provided, further, that such Borrower will promptly pay such tax, assessment or charge when the dispute is finally settled.

     Section 10.10 Indebtedness; Guaranties.

          (i) No Borrower will incur any Indebtedness other than the Obligations and:

               (a) existing Indebtedness identified on Schedule 10.10;

               (b) Indebtedness (1) which is unsecured, (2) which is not for borrowed money, or the issuance of any letter of credit, acceptance transaction, or similar credit instrument or facility, (3) which is incurred in the ordinary course of business, (4) which is not otherwise prohibited under any provision of this Agreement, and (5) the incurrence of which would not have a Material Adverse Effect;

               (c) Indebtedness in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 10.9;

               (d) Indebtedness in respect of judgments or awards which (1) have been vacated, discharged or stayed within thirty (30) days of the entry thereof or have been in force for less than the applicable appeal period so long as execution is not levied thereunder (or in respect of which (A) the applicable Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and (B) a stay of execution shall have been obtained pending such appeal or review), and (2) (A) are not, in the aggregate, in an amount in excess of $500,000 (and individually in excess of $250,000) of any available insurance coverage, as determined by Agent in its discretion exercised in good faith, in effect to satisfy such judgments or award for which the insurer has admitted in writing its liability for the full amount thereof and (B) do not have a Material Adverse Effect (regardless of monetary amount or insurance coverage);

               (e) Indebtedness under capitalized leases or purchase money financing if (1) such Indebtedness is not secured by any of the Loan Collateral other than the property so acquired and any identifiable proceeds; (2) any Liens relating to such Indebtedness do not extend to or cover any property of any Borrower other than the property so acquired and any identifiable proceeds therefrom; (3) the principal amount of such capitalized lease or purchase money Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired; and (4) the total amount of such Indebtedness during any period does not exceed the maximum amount permitted during such period for capital expenditures pursuant to Section 1 of Schedule 10.28; and

               (f) other Indebtedness not in excess of $50,000 in the aggregate outstanding at any one time;

provided, that no Indebtedness otherwise permitted under this Section 10.10 to be incurred shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Event of Default shall have occurred and be continuing.

          (ii) No Borrower will guaranty or enter into any agreements of guaranty or indemnity of the obligations of any Person, except (A) by endorsement of negotiable instruments payable at sight for deposit or collection or similar banking transactions in the usual course of the applicable Borrower's business, and (B) guarantees by one Borrower of Indebtedness permitted under subpart (i) of this Section 10.10 that is owed by another Borrower.

     Section 10.11 Restrictions; Labor Disputes. No Borrower will (a) become a party or subject to any charge, corporate restriction, judgment, decree or order or any labor dispute or enter into any contract, agreement or arrangement which, in any case, could reasonably be expected to have a Material Adverse Effect, or
(b) enter into or become subject to any collective bargaining agreement or similar labor contract which is scheduled to expire during the term of this Agreement, or which could reasonably be expected to have a Material Adverse Effect.

     Section 10.12 Pension Plans. No Borrower will, and will not allow any Controlled Group member to, permit any Reportable Event or "prohibited transaction" (as defined by ERISA) for which no statutory or class exemption exists under Sections 407 or 408 of ERISA or Sections 4975(c)(2) or 4975(d) of the Internal Revenue Code to occur or to continue as to any Pension Plan of any Borrower or any Controlled Group member, which poses a threat of (i) termination of such Pension Plans (or trusts related thereto), which termination could have a Material Adverse Effect or (ii) the imposition of taxes or penalties against such Pension Plans (or trusts related thereto), any Borrower, or any Controlled Group member, the imposition or payment of which could have a Material Adverse Effect. With respect to each Pension Plan that is intended to meet the requirements of qualified pension benefit plans under Sections 401(a) and 501(a) of the Internal Revenue Code, each Borrower and the applicable Controlled Group members shall continue to maintain the qualified status of such Pension Plans, and all contributions to Pension Plans which any Borrower or any member of the Controlled Group is obligated to make shall be timely made when due, unless the failure to do so would not have a Material Adverse Effect. No Borrower may, and no Borrower will permit any Controlled Group member to, incur any liability to the Pension Benefit Guaranty Corporation, the incurrence of which could reasonably be expected to have a Material Adverse Effect.

     Section 10.13 Solvency. Each Borrower will continue to be, and will cause its Affiliates (other than such Borrower's officers, stockholders or directors) to continue to be, Solvent.

     Section 10.14 Property Insurance. Each Borrower will insure all of its real and personal property, including the Loan Collateral provided by each Borrower against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other extended coverage hazards as Agent shall specify in amounts and under policies by insurers reasonably acceptable to Agent. The policies or a certificate thereof signed by the insurer evidencing that such insurance coverage is in effect for periods of not less than one year (as measured from the date of renewal) shall be delivered to Agent within 5 Business Days after the issuance of the policies to the applicable Borrower and after each renewal thereof. All premiums thereon shall be paid by each Borrower when due so as to keep such insurance in full force and effect at all times. Each such policy shall name Agent (and no other party) as loss payee and, as appropriate, mortgagee under a New York standard mortgagee clause or other similar clause reasonably acceptable to Agent and shall provide that such policy may not be amended or canceled without 30 days prior written notice to Agent. If any Borrower fails to do so, Agent may (but shall not be required to) procure such insurance and charge the cost to Borrowers' loan account as part of the Obligations payable on demand and secured by the Loan Collateral.

     Section 10.15 Liability Insurance. Each Borrower will, at all times, maintain in full force and effect such liability insurance with respect to its activities and business interruption, product liability and other insurance as may be reasonably required by Agent, such insurance to be provided by insurer(s) reasonably acceptable to Agent. Such insurance shall name Agent as an additional insured containing a severability of interest/cross-liability endorsement acceptable to Agent.

     Section 10.16 Mergers; Acquisitions. No Borrower will merge or consolidate or be merged or consolidated with or into any other Person, or otherwise reorganize, liquidate or wind-up or dissolve itself, provided, however, upon written consent from the Agent (which consent shall not be unreasonably withheld), any Borrower may merge or consolidate with any other Borrower. No Borrower will (i) purchase or otherwise acquire (a) all or substantially all of the assets of any Person or the assets comprising any line of business or business unit or division or (b) any partnership, joint venture or limited liability company interest in or with any Person or (ii) purchase the securities of, create, invest in, or form any Person (including a Subsidiary).

     Section 10.17 Investments. No Borrower will, and will not permit any Subsidiary to, invest in any Person, whether payment therefor is made in cash or Capital Stock of any Borrower or any Subsidiary of any Borrower, and whether such investment is by acquisition of Capital Stock or Indebtedness, or by loan, advance, transfer of property out of the ordinary course of business, capital contribution, equity or other profit sharing interest, extension of credit on terms other than those normal in the ordinary course of business or otherwise, or deposit with a financial institution except the following and after compliance with the applicable terms of the Borrower Security Agreements (a "Permitted Investment"): (i) any evidence of indebtedness issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) in each case maturing not more than three months from the date of acquisition thereof; (ii) certificates of deposit or acceptances of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 in each case maturing not more than three months from the date of acquisition thereof; and (iii) commercial paper issued by a corporation that is not an Affiliate of any Borrower and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Rating Services or at least P-1 by Moody's Investors Services, Inc. in each case maturing not more than three months from the date of acquisition thereof; and (iv) except as permitted under Section 10.18; provided, that no Permitted Investments under clauses (i), (ii), or (iii) of this Section

10.17 otherwise permitted under this Section 10.17 may be made if (a) any Default or Event of Default has occurred and is continuing or is created thereby or (b) after making the Permitted Investment, any Revolving Loans or Interim Advances are then outstanding.

     Section 10.18 Distributions; Loans; Fees. No Borrower will (i) declare or pay cash or stock distributions (including any return of capital) or dividends upon any Borrower's Capital Stock (including any preferred stock now or hereafter issued by Borrower), (ii) make any distributions of any Borrower's assets, (iii) incur, permit, or make any loans, advances or extensions of credit to any Person, including any Borrower's Affiliates, officers, employees, or directors, or (iv) pay any consulting, management or directors' fees to or for the account of any stockholder, director, officer, or other Affiliate of any Borrower, except that:

          (a) Borrowers may make advances to their officers and employees with respect to expenses incurred by those officers and employees which (1) expenses are (A) ordinary and necessary business expenses and (B) reimbursable by the applicable Borrower and (2) do not exceed in the aggregate for all Borrowers, $500,000, outstanding at any one time;

          (b) EFTC and/or K*TEC may make one or more distributions to Suntron in an aggregate amount not to exceed $300,000 in any Fiscal Year for the purpose of funding directors' fees; and

          (c) so long as no Default or Event of Default has occurred and is continuing, Borrowers may pay the management fees in connection with the management agreement described on Schedule 9.17 attached hereto (it being understood and agreed, however, that any management fees that are prohibited from being paid by reason of the occurrence and continuance of a Default or Event of Default will continue to accrue and may be collected following the cure or waiver of such Default or Event of Default).

     Section 10.19 Redemption of Stock. No Borrower will voluntarily or pursuant to any contractual or other obligations, redeem, retire, purchase, repurchase or otherwise acquire, directly or indirectly, or exercise any call rights relating to, any Borrower's Capital Stock or any other securities now or hereafter issued by any Borrower (including any warrants or options for any Capital Stock of any Borrower).

     Section 10.20 Stock Rights. Without Agent's consent (which shall not be unreasonably withheld), no Borrower will (i) change the rights or obligations associated with, or the terms of, any class of Capital Stock now issued by any Borrower or (ii) issue any new class of Capital Stock of any Borrower.

     Section 10.21 Capital Structure; Fiscal Year. No Borrower will make any change in (i) any Borrower's capital structure or (ii) any Borrower's business objectives, purposes and operations which might in any way have a Material Adverse Effect. No Borrower will change such Borrower's fiscal year.

     Section 10.22 Affiliate Transactions. Other than the transactions disclosed on Schedules 9.17 and 10.22 attached hereto, no Borrower will enter into, or be a party to, any transaction with any Borrower's Affiliates.

     Section 10.23 Operating Accounts. At all times until the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) are fully paid and satisfied, each Borrower will maintain its primary operating accounts with Agent.

     Section 10.24 Sale of Assets. No Borrower will sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise (including by a sale-leaseback transaction), any of its assets, including the Loan Collateral except: (i) the sale of Inventory in the ordinary course of business; however, a sale in the ordinary course of business will not include a transfer in total or partial satisfaction of Indebtedness, (ii) the sale of any item of Equipment for cash in an arm's-length transaction having a fair market value of less than $500,000, provided that in any 12 month period the total amount of Equipment sold by Borrowers may not exceed an aggregate fair market value equal to $2,000,000, and (iii) the sale of the undeveloped land in Sugar Land, Texas. All of the proceeds from any disposition of any Equipment and the sale of the undeveloped Sugar Land, Texas property will be delivered to Agent to be applied by Agent to the repayment of the Obligations.

     Section 10.25 Intervention by Governmental Authority. No Borrower will permit to occur any seizure by, or the vesting of or intervention by or under the jurisdiction of, any Governmental Authority by which Borrower's management is displaced or its authority in the conduct of its business is materially curtailed.

     Section 10.26 Levy Against Loan Collateral. No Borrower will permit (i) any attachment or distraint of any of the Loan Collateral to occur or (ii) any of the Loan Collateral to become subject, at any time, to any mandatory court order or other legal process, except to the extent such attachment, distraint, order or process relates solely to Loan Collateral other than Receivables or Inventory and such Loan Collateral has an aggregate value of $100,000 or less.

     Section 10.27 Judgments. No Borrower will permit any judgment or award to be rendered against it (i) (a) in excess of $300,000 (or any number of judgments or awards in excess of $750,000 in the aggregate) of any available insurance coverage, as determined by Agent in its discretion exercised in good faith, in effect to satisfy such judgments or award for which the insurer has admitted in writing its liability for the full amount thereof or (b) which has a Material Adverse Effect (regardless of monetary amount or insurance coverage), and (ii) which have not been vacated, discharged or stayed within fifteen (15) days of the entry thereof.

     Section 10.28 Financial Covenants. Each Borrower will observe, perform and comply with all of the financial covenants contained in Schedule 10.28 (collectively, the "Financial Covenants").

     Section 10.29 Payments on and Changes to Subordinated Debt.

          10.29.1 Payments on Subordinated Debt. No Borrower will (i) make any payment (including any principal, premium, interest, fee or charge) with respect to any Subordinated Debt except, in each instance, regularly scheduled accrued interest paid in kind to the extent, and in the manner, expressly permitted by the Subordination Agreement or (ii) repurchase, redeem, defease, acquire or reacquire for value any of the Subordinated Debt. Cash interest on the Subordinated Debt may be paid with the prior written approval of Agent and the Required Lenders.

          10.29.2 Changes to Subordinated Debt Terms or Documents. No Borrower will seek, agree to or permit, directly or indirectly, the amendment, waiver or other change to (i) any of the pricing or payment terms (including, principal, interest or premium provisions) of or applicable to, or the provisions governing the priority of or security for the payment and performance of the obligations under or applicable to, or acceleration, termination, or default provisions of or applicable to, the Subordinated Debt or any of the Subordinated Debt Documents or (ii) any other material term of or applicable to any of the Subordinated Debt Documents. For purposes of this Section 10.29, "material" means any modification, waiver, or amendment of the Subordinated Debt or any of the Subordinated Debt Documents, which, in the judgment of Agent exercised in good faith, could reasonably be expected to (a)


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

adversely affect any of Agent, LC Issuer or the Lender's rights or remedies under the Loan Documents, the value of the Loan Collateral, or Agent, LC Issuer or the Lender's security interest in or other Lien on the Loan Collateral (including the priority thereof) or (b) create or result in a Default or Event of Default. The Subordinated Debt may be refinanced with the prior written approval of Agent and the Required Lenders.

     Section 10.30 Tax Shelter Regulations. No Borrower intends to treat the Credit Extensions and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). If any Borrower determines to take any action inconsistent with such intention, it will promptly notify Agent thereof. If any Borrower so notifies Agent, such Borrower acknowledges that any one or more of Agent and Lenders may treat its Loans and/or its other Credit Exposure and LC Issuer may treat the issuance of Letters of Credit as part of a transaction that is subject to Treasury Regulation
Section 301.6112-1, and Agent and such Lender or Lenders, and LC Issuer, as applicable, will maintain the lists and other records required by such Treasury Regulation.

     Section 10.31 Limitation on Rate Hedging Agreements. No Borrower will at any time enter into any Rate Hedging Agreement except those listed on Schedule
10.31 hereof without the consent of the Required Lenders.

     Section 10.32 Anti-Terrorism Laws. No Borrower will, and will not cause or permit any Subsidiary to, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. Each Borrower shall deliver to Agent, LC Issuer and the Lenders any certification or other evidence requested from time to time by Agent, LC Issuer or the Lenders in their sole discretion confirming compliance with this Section 10.32.

     Section 10.33 Further Assurances. Each Borrower will execute and deliver or cause to be executed and delivered any and all further documents and instruments and to take any and all further actions as may be reasonably determined by Agent to be necessary or appropriate to the transactions contemplated herein or in the other Loan Documents.

     Section 10.34 Conduct of Business. Neither RodniC LLC nor CathiO LLC shall conduct any business other than holding a general partnership interest and limited partnership interest respectively in Suntron GCO. Suntron shall not conduct any business other than holding the Capital Stock of K*TEC and EFTC, and in no event shall Suntron request any Credit Extension for its own account or, except to the extent permitted under Section 10.18(b), be the ultimate recipient (whether via one or more dividends, distributions, intercompany loans or otherwise) of any Loan proceeds. In no event shall any Person other than Suntron own any Capital Stock of K*TEC or EFTC. For purposes of this Section 10.34, "conduct business" shall include holding any asset and/or incurring any liability (other than tax liabilities incurred in the ordinary course of business).


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

                                   ARTICLE XI

                               EVENTS OF DEFAULT.

     Section 11.1 Events of Default. (i) Each of the following events, whether or not caused by or within the control of Borrowers (or any of them), will constitute an "Event of Default" under this Agreement:

               (a) (1) Any Borrower does not pay, when due, any fees due under this Agreement, or (2) Any Borrower does not pay, when due, any principal, interest, or other Obligations, including any amounts required to be paid under Section 3.1.2;

               (b) (1) Any Borrower does not observe, perform, or comply with any of the Financial Covenants, (2) any of the Loan Documents cease, for any reason, to be in force and effect in all material respects, or any Borrower or any other Person which is a party to any of the Loan Documents so asserts in writing, (3) any of the Liens (other than Liens against Loan Collateral valued at less than $100,000 in the aggregate, so long as such Loan Collateral does not consist of Receivables or Inventory) created by any of the Loan Documents ceases to be enforceable in accordance with its terms, or (4) any Loan Document ceases to be effective in all material respects to grant perfected Liens on the collateral described therein with the priority purported or warranted to be created thereby, except to the extent such ineffectiveness was caused solely by the act or omission of the Agent;

               (c) Any Borrower does not observe, perform, or comply with any term or provision of this Agreement or of any of the other Loan Documents to which it is a party (exclusive of those defaults covered by the other clauses of this Section 11.1(i));

               (d) Any representation, warranty or statement made by, or on behalf of any Borrower, (1) in this Agreement, in connection with this Agreement, in connection with any transaction relating to this Agreement or in any of the other Loan Documents to which it is a party was false in any material respect, in the good faith judgment of Agent, when made or furnished or when treated as being made or furnished or (2) to induce Lenders to make any Loan or LC Issuer to issue any Letter of Credit was false in any material respect, in the good faith judgment of Agent, when made or furnished or when treated as being made or furnished;

               (e) Any Borrower: (1) is, as of any date, not Solvent, (2) becomes generally unable to pay its debts as they become due, (3) makes a general assignment for the benefit of creditors, or (4) calls a meeting of creditors for the composition of debts; or the Board of Directors, general partner or any other governing body of any Borrower (or any committee thereof) adopts a resolution authorizing or has otherwise authorized the actions described in subitems (3) or (4) of this clause (e);

               (f) (1) There is filed by any Borrower any case, petition, proceeding or other action ("Bankruptcy Case") under any existing or future bankruptcy, insolvency, reorganization, liquidation or arrangement or readjustment of debt law or any similar existing or future law of any applicable jurisdiction ("Insolvency Law"), (2) an involuntary Bankruptcy Case ("Involuntary Proceeding") is commenced against any Borrower under any Insolvency Law and the Involuntary Proceeding is not controverted within 10 days, or is not dismissed within 60 days, after the commencement of the

          Bankruptcy Case, or (3) a custodian, receiver, trustee, sequestrator, or agent is appointed or authorized to take charge of any Borrower's properties; (the occurrence of any event described in the foregoing subparagraphs (i), (ii), or (iii), a "Borrower Bankruptcy Event");

               (g) (1) The Required Lenders, in the exercise of their reasonable judgment exercised in good faith, determine that there has occurred any material and adverse change in the business operations or condition, financial or otherwise, of Borrowers taken as a whole or in any Borrower's ability to perform any of its payment or other Obligations under this Agreement or any of the other Loan Documents to which it is a party or (2) the Required Lenders, in their judgment exercised in good faith, determine that there has occurred any material and adverse change in the aggregate value of, or Agent, the Lenders or LC Issuer's rights or interests in, the Loan Collateral with the result that Agent, the Lenders or LC Issuer's security for the Obligations is materially diminished;

               (h) There is enacted any legislation (federal, state or local) which allows any Person to obtain a Lien on any part of the Loan Collateral (other Loan Collateral valued at less than $100,000 in the aggregate, so long as such Loan Collateral does not consist of Receivables or Inventory) which is superior to the Liens and interests of Agent, the Lenders or LC Issuer's on and in such part of the Loan Collateral;

               (i) There occurs an uninsured casualty loss with respect to any of the Loan Collateral having an aggregate fair market value of greater than $250,000;

               (j) (1) Any default occurs under the payment terms applicable to any Indebtedness of any Borrower in an aggregate amount exceeding $500,000 which represents any borrowing or financing from, by or with any Person or (2) there occurs a material breach by any Borrower under any Applicable Agreement (other than the ones described in subitem (1) of this clause (j) or in clause (r) of this Section 11.1(i)), the result of which breach is the delivery of a notice of acceleration, or the termination of such Applicable Agreement;

               (k) A contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA;

               (l) There is instituted against any Borrower any criminal proceeding for which forfeiture of any material portion of the Loan Collateral is a potential penalty, or any Borrower is enjoined, restrained or in any way prevented by order of any Governmental Authority from conducting any material part of its business affairs and such order is not completely stayed, to the reasonable satisfaction of Agent, or dissolved within ten (10) Business Days from the effective date of such order;

               (m) Except pursuant to an intercompany merger permitted under
          Section 10.16, any Borrower shall voluntarily dissolve or cease to exist, or any final and nonappealable order or judgment shall be entered against any Borrower decreeing its involuntary dissolution;

               (n) There occurs a Change of Control;

               (o) The audit report required pursuant to Section 8.7 is not an unqualified audit report;

               (p) Any Borrower or any of its Subsidiaries discovers, identifies, is given notice by any Person, or otherwise has knowledge of either of the following conditions, which, by itself or in the aggregate, will or could reasonably be expected to have a Material Adverse Effect: (1) the existence of any Environmental Liability or
          (2) any one or more Releases of Hazardous Substances on, about or affecting any Borrower's Facility or any Borrower's or such Subsidiary's business operations;

               (q) (1) There is filed by the Subordinated Creditor any Bankruptcy Case under any Insolvency Law; (2) an Involuntary Proceeding is commenced against the Subordinated Creditor under any Insolvency Law and the Involuntary Proceeding is not controverted within 10 days, or is not dismissed within 60 days, after the commencement of the Involuntary Proceeding; (3) a custodian, receiver, trustee, sequestrator, or agent is appointed or authorized to take charge of any of the Subordinated Creditor's properties; (4) a "Maintenance Event of Default" (as defined therein) occurs under the Maintenance Agreement; (5) the Subordinated Creditor dissolves, ceases to exist, or is wound up; (6) the Subordinated Creditor denies its obligation arising under the Maintenance Agreement or attempts to limit or terminate its obligations arising under the Maintenance Agreement; or (7) the Subordinated Creditor is, as of any date, not Solvent;

               (r) (1) There occurs a Subordinated Debt Default, (2) the Subordination Agreement is terminated or ceases, for any reason, to be in full and effect, or (3) the Subordinated Creditor denies its obligations under the Subordination Agreement or attempts to limit or terminate or revoke its obligations under the Subordination Agreement; or

               (s) The failure of Subordinated Creditor at any time to have committed capital in an aggregate amount equal to $5,000,000 or more.

          (ii) Each Event of Default will be deemed continuing until it is waived in writing by, or cured to the written satisfaction of, the Lenders in accordance with Section 14.1.

     Section 11.2 Cure Periods.

          (i) Subject to Section 11.2(ii),

               (a) an event or condition of the type described in clause (c) of
          Section 11.1(i) (exclusive of a default arising solely by virtue of noncompliance with Sections 8.2, 8.3, 8.4, 8.5, 8.7, 8.9, or 8.11, insofar as insurance coverage is no longer in effect, Sections 10.14 or 10.15, or Section 10.28) will be considered an Event of Default for purposes of Section 12.1 of this Agreement only if the applicable Borrower or Borrowers fail(s) to cure the default within thirty (30) days after the earlier of (1) the date on which the applicable Borrower(s) has knowledge of the existence of such event or condition or (2) the date on which Agent notifies such Borrower(s) of the existence of such event or condition; however, if a period of cure is provided for in any of the other Loan Documents with respect to a default under such other Loan Documents, the period of cure set forth in this Section 11.2(i)(a) will not be applicable to such default;

               (b) an event or condition of the type described in clause (g) of
          Section 11.1(i) will be considered an Event of Default for purposes of
          Section 12.1 of this Agreement only if (1) Agent shall have first given written notice thereof to Borrowing Agent, and (2) either (A) Borrowers shall fail, within fifteen (15) days after the delivery of such notice from Agent, to deliver a business plan to Agent which, to the Required Lenders' sole satisfaction, shall provide a reasonably acceptable means to cure such default or (B) Borrowers fail to cure such default to Required Lenders' sole satisfaction within fifteen
          (15) days after Agent gives Borrowing Agent written approval of such business plan. Nothing in this clause (b) of Section 11.2(i), however, obligates Required Lenders under any circumstances to (w) support any business plan proposed by Borrowers, (x) consider any more than the original business plan proposed by Borrowers, or (y) consider any business plan proposed by Borrowers if any other Event of Default has occurred or then exists; and

               (c) an event or condition of the type described in clause (a)(1) of Section 11.1(i) will be considered an Event of Default for purposes of Section 12.1 of this Agreement only if the applicable Borrower or Borrowers fail(s) to cure the default within three (3) Business Days.

          (ii) Section 11.2(i) will not be applicable with regard to (a) any Event of Default which by its nature is not susceptible of cure (including, without limitation, any violation of the Financial Covenants), (b) an Event of Default if, within the 12 calendar months immediately preceding the occurrence of such default, any Borrower has previously breached the same provision of this Agreement twice, or (c) any Event of Default, as a result of which, the Required Lenders reasonably believe, in good faith, that there exists an immediate and material risk, threat, or danger to the value of the Loan Collateral, Agent, LC Issuer's or the Lenders' interests in the Loan Collateral, or the collectibility of the Obligations.

          (iii) Notwithstanding any period of cure as provided in Section 11.2(i), all of Agent's, LC Issuer's and Lenders' rights and remedies under the Loan Documents during the continuance of an Event of Default (subject to Sections 11.2(i) and 11.2(ii)), (including, without limitation, the right to assess the Default Rate), will, at the Required Lenders' option, be applicable until any such Event of Default is cured to the written satisfaction of the Lenders in accordance with Section 14.1.

                                   ARTICLE XII

                          LENDERS' RIGHTS AND REMEDIES.

     Section 12.1 Acceleration. Upon the occurrence of any Event of Default, in addition to all other rights and remedies provided in the Loan Documents or available at law or in equity, Agent, without further notice or demand but subject to Section 11.2,

          (i) may, and will (if requested by the Required Lenders):

               (a) declare the Loans and all other Obligations to be immediately due and payable, whereupon the Loans and all other Obligations shall be immediately due and payable, and

               (b) terminate the obligation and power of LC Issuer to issue Letters of Credit and terminate all or any portion of the Commitments, and thereupon such obligations, powers and Commitments shall terminate immediately (except that with respect to any Event of Default under Section 11.1(i)(e) or (f) (exclusive of an Involuntary Proceeding), such acceleration of the Loans and other Obligations, termination of the obligation and power of LC Issuer to issue Letters of Credit and termination of the Commitments shall be automatic).

          (ii) may terminate this Agreement, and

          (iii) will have all rights to realize upon, and exercise Agent's, LC Issuer's and the Lenders' rights with respect to, the Loan Collateral pursuant to this Agreement and the other Loan Documents, and as otherwise provided by applicable law.

     Section 12.2 Fees and Expenses. Each Borrower shall pay to Agent, immediately and as part of the Obligations, all reasonable actual out-of-pocket costs and expenses, including court costs, Attorneys' Fees and costs of sale, incurred by Agent, LC Issuer or the Lenders in exercising any of its rights or remedies under the Loan Documents.

     Section 12.3 Actions in Respect of Letters of Credit. If any Event of Default shall have occurred and be continuing, Agent may, whether in addition to taking any of the actions described in Section 12.1 or otherwise, make demand upon Borrowers to, and forthwith upon such demand Borrowers will, pay to Agent in same day funds at Agent's office designated in such demand, for deposit in the Letter of Credit Collateral Account, an amount equal to the Letter of Credit Exposure from time to time in existence. On each drawing under a Letter of Credit, Agent shall seek reimbursement from any amounts then on deposit in the Letter of Credit Collateral Account; however, if (i) no amounts are then on deposit in the Letter of Credit Collateral Account, (ii) the amount then on deposit in the Letter of Credit Collateral Account is insufficient to pay the amount of such drawing, or (iii) Agent is legally prevented or restrained from immediately applying amounts on deposit in the Letter of Credit Collateral Account, then the amount of each unreimbursed drawing under such Letter of Credit and payment required to be made under this Section 12.3 shall automatically be converted into a Revolving Loan made on the date of such drawing for all purposes of this Agreement. To the extent that Agent applies amounts on deposit in the Letter of Credit Collateral Account as provided in this Section 12.3, and, thereafter, such application (or any portion thereof) is rescinded or any amount so applied must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, then the amount so rescinded or returned shall automatically be converted into a Revolving Loan made on the date of such drawing for all purposes of this Agreement.

                                  ARTICLE XIII

                                     AGENT.

     Section 13.1 Appointment. Each Lender and LC Issuer hereby irrevocably designates and appoints U.S. Bank, as the contractual representative of each Lender and LC Issuer under this Agreement and the other Loan Documents (in such capacity, the "Agent"). Each Lender and LC Issuer irrevocably authorizes U.S. Bank, as agent for each Lender and LC Issuer, to take any and all actions on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise any and all powers and perform any and all duties as are expressly delegated to Agent by the terms of this Agreement and the other Loan Documents together with any and all other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, Agent will not have any duties or responsibilities except those expressly set forth in this Agreement or any fiduciary relationship with any Lender or LC Issuer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities may be read into this Agreement or any other Loan Document or otherwise exist against Agent. Each Lender and LC Issuer authorizes and directs Agent, on behalf the Lenders and LC Issuer, to enter into each of the Loan Documents.


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

     Section 13.2 Delegation of Duties. Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents, contractors, or attorneys-in-fact and will be entitled to advice of counsel concerning all matters pertaining to those duties. Agent will not be responsible for the negligence or misconduct of any agents, contractors, or attorneys-in-fact selected by it in good faith.

     Section 13.3 Exculpatory Provisions. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates may be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent of any direct damages suffered from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders or LC Issuer (a) for any recitals, statements, representations or warranties made by any Borrower or any officer of any Borrower contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document or electronic transmission referred to, or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, (b) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, (c) the value of the Loan Collateral, the perfection or priority of any interest of Agent, the Lenders or LC Issuer in the Loan Collateral purported to be created or perfected by the Loan Documents, or with respect to rights and interests pertaining to the Loan Documents, (d) for any failure of any Borrower to perform its obligations under this Agreement or any other Loan Document, (e) for any loss or depreciation of, lack of insurance on, or failure to realize on, any Loan Collateral or for the failure or delay in collecting or receiving payment of any sums from any Borrower, or for any mistake, omission, or error of judgment in passing upon or accepting any Loan Collateral, or in the making of any examination, or for granting extensions or indulgences to Borrowers permitted to be made hereunder, (f) for any apportionment or distributions of payments made by it pursuant to Article IV hereof, absent gross negligence or willful misconduct or, (g) with respect to the income or withholding tax status with respect to any interest on, or fees in respect of, the Loans. Agent will not be under any obligation to any Lender or LC Issuer to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower.

     Section 13.4 Reliance by Agent. Agent will be entitled to rely, and will be fully protected in relying, on any agreement, instrument, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, telex, teletype, or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and on advice and statements of legal counsel (including counsel to Borrowers), independent accountants and other experts selected by Agent. Agent may deem and treat each Lender as the owner of its Loans for all purposes unless an assignment thereof has been made in accordance with the terms of this Agreement. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including without limitation enforcement and collection of the Notes), Agent may, but shall not be required to, exercise any discretion or take any action, but Agent shall, subject to the terms of this Agreement, be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, whenever such instruction shall be requested by Agent or required hereunder, or a greater or lesser number of the Lenders if so required hereunder, and such instructions shall be binding upon all Lenders and all future holders of the Obligations; provided, that Agent will be fully justified as between itself and the Lenders and LC Issuer in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent has first received such advice or concurrence of the Required Lenders as Agent deems appropriate or Agent has been first indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     Section 13.5 Notice of Default. Agent will be deemed not to have knowledge or notice of the occurrence of any Default or Event of Default unless Agent has received notice from a Lender or a


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

Borrower referring to this Agreement, describing the Default or Event of Default and stating that the notice is a "notice of default". If Agent receives such a notice, Agent will give notice thereof to the Lenders. Subject to the terms of this Agreement, Agent will take such action reasonably promptly with respect to such Default or Event of Default as is reasonably directed by the Required Lenders; however, unless and until Agent has received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it believes advisable in the best interests of the Lenders. Notwithstanding anything to the contrary in this Article XIII, at no time will Agent be required under any circumstance to take any action that, in its sole and absolute judgment, (i) is contrary to the terms of the Loan Documents or applicable law, or (ii) would expose Agent to liability.

     Section 13.6 Non-Reliance on Agent and Other Lenders. Each Lender and LC Issuer expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to any Lender or LC Issuer and that no act by Agent in the future taken, including any review of the affairs of any Borrower, will be deemed to constitute any representation or warranty by Agent to any Lender or LC Issuer. Each Lender and LC Issuer represents to Agent that the Lender and LC Issuer has, independently and without reliance on Agent or any other Lender, and based on such documents and information as the Lender or LC Issuer has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and made its own decision to make its Credit Extensions under this Agreement and enter into this Agreement. Each Lender and LC Issuer also represents that it will, independently and without reliance on Agent or any other Lender, and based on such documents and information as each Lender or LC Issuer deems appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower.

     Section 13.7 Indemnification. The Lenders will indemnify Agent in its capacity as such (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so), ratably according to their Total Exposure Percentage in effect on the date on which indemnification is sought under this
Section 13.7 (or, if indemnification is sought after the date on which the Revolving Credit Commitments have terminated and the Loans shall have been paid in full, ratably in accordance with their Total Exposure Percentage immediately before that date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the Obligations) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to in this Agreement or in any of the other Loan Documents or the transactions contemplated by this Agreement or by any of the other Loan Documents or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that a Lender will not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from Agent's gross negligence or willful misconduct so long as the Lender had no part in such action or omission by Agent and did not receive any benefit from such action or omission by Agent. The agreements in this Section 13.7 will survive the payment of the Obligations.

     Section 13.8 Agent in Its Individual Capacity. Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower and their Affiliates as though Agent were not an agent under this Agreement and under the other Loan Documents. With respect to its Loans made or renewed by it, Agent will have the same rights and powers under this


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

Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" will include Agent in its individual capacity.

     Section 13.9 Resignation of Agent. Agent may resign as Agent on 30 days advance notice to the Lenders and LC Issuer if U.S. Bank, in its capacity as a Lender, has a Revolving Credit Commitment of $10,000,000 or less. Agent will resign as Agent if U.S. Bank, in its capacity as a Lender, no longer has any Loans outstanding. If Agent resigns as Agent under this Agreement and the other Loan Documents, then the Required Lenders will, within 30 days after notice of Agent's resignation, appoint from among the Lenders a successor agent for the Lenders, which, unless a Default or Event of Default has occurred and is continuing, successor agent must be approved by Borrowing Agent (which approval shall not be unreasonably withheld, delayed or conditioned), whereupon (i) such successor agent will succeed to the rights, powers and duties of Agent, (ii) the term "Agent" will mean such successor agent effective on such appointment and approval, and (iii) the former Agent's rights, powers and duties as Agent will be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Obligations; however, if a successor agent has not so been appointed within that 30 day period, the retiring Agent will have the right to appoint a successor agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000 who will serve as "Agent" until the time, if ever, as the Required Lenders appoint a successor Agent as provided in this
Section 13.9. After any retiring Agent's resignation as Agent, (a) the provisions of this Article XIII will inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents and (b) the retiring Agent will be relieved of all further duties and obligations as Agent arising from and after retiring Agent's resignation.

     Section 13.10 Loan Collateral Matters.

          13.10.1 Perfection/Enforcement Actions. Agent will hold the Loan Collateral under the Security Documents as agent for the benefit of Agent, the LC Issuer and Lenders, subject to the terms of this Agreement and the Security Documents. Agent is hereby authorized on behalf of all of the Lenders and LC Issuer, without the necessity of any notice to or further consent from any Lender or the LC Issuer, from time to time, to take any action with respect to any Loan Collateral which may be necessary or desirable to perfect and maintain perfected the security interest in and Liens on the Loan Collateral granted pursuant to the Loan Documents. Payment and performance of the Obligations under this Agreement and the other Loan Documents may be enforced only by the action of Agent, and no Lender or LC Issuer will have any right individually to seek to enforce or to enforce payment or performance of the Obligations or any of those agreements, it being understood and agreed that such rights and remedies may be exercised only by Agent, for the benefit of Agent, LC Issuer and the Lenders, upon the terms of those agreements and this Agreement.

          13.10.2 Release of Loan Collateral. The Lenders and LC Issuer hereby authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent on any Loan Collateral (i) on termination of the Commitments and payment and satisfaction of all of the Obligations (and all Letters of Credit have been cancelled and returned to LC Issuer) at any time arising under or in respect of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, (ii) constituting property in which no Borrower owned an interest at the time the Lien was granted to Agent, (iii) to the extent required to effect any sale or other disposition of any Loan Collateral in connection with any exercise of remedies of Agent and Lenders pursuant to the Loan Documents, (iv) owned by or leased to any Borrower or any of its Subsidiaries which is subject to a purchase money security interest or which is the subject of a capital lease, in either case, entered into pursuant to Section 10.10(i)(e), (v) constituting property leased to any Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such


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

Borrower to be, renewed or extended, or (vi) other than on all or a substantial part of the Loan Collateral, if (a) approved, authorized or ratified in writing by the Required Lenders and (b) after giving effect thereto a Deficiency does not exist (but this clause (iii) shall not be deemed to require such approval to the extent such release is expressly authorized under this Agreement). On request by Agent at any time, the Lenders and LC Issuer will confirm in writing Agent's authority to release particular types or items of Loan Collateral pursuant to this Section 13.10. In the event of any sale or transfer of Loan Collateral, or any foreclosure with respect to any of the Loan Collateral, Agent is authorized to deduct all of the expenses incurred by Agent from the proceeds of any such sale, transfer or foreclosure.

          13.10.3 Automatic Release of Loan Collateral. The Lenders and LC Issuer hereby agree that the Liens of Agent in any property sold or disposed of in accordance with the provisions of Section 10.24 will, if no Event of Default then exists, be automatically released.

          13.10.4 Execution of Release Documents. To the extent, pursuant to the provisions of Sections 13.10.2 and 13.10.3, Agent's execution of a release is required to release the Liens granted to Agent, the Lenders and LC Issuer on any sale and transfer of Loan Collateral which is expressly permitted pursuant to the terms of this Agreement, or consented to in writing by the Required Lenders or by all of the Lenders, as applicable, and on at least five (5) Business Days prior written request by Borrowing Agent, Agent will (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of the Lenders and LC Issuer in the Loan Documents on the Loan Collateral that was sold or transferred; provided that (i) Agent will not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release will not in any manner discharge, affect or impair the Obligations or any Liens on (or obligations of any Borrower in respect of) all interests retained by any Borrower, including the proceeds of the sale, all of which will continue to constitute part of the Loan Collateral.

          13.10.5 Agency for Perfection by Possession. Each Lender and LC Issuer hereby appoints each other Lender and LC Issuer as agent for the purpose of perfecting Agent's security interests in property which, in accordance with the UCC or other applicable law, can be perfected only by possession. Should any Lender or LC Issuer (other than Agent but inclusive of any Lender's Participant) obtain possession of any collateral or security for the Obligations, that Lender or LC Issuer will notify Agent and, promptly on Agent's request, that Lender or LC Issuer will deliver the collateral to Agent or in accordance with Agent's instructions.

          13.10.6 Agent Expenditures.

               (i) Subject to the limitations set forth in this Section 13.10.6, Agent is hereby authorized by each Borrower and the Lenders, from time to time in Agent's discretion, (a) during the existence of an Event of Default, or (b) at any time that any of the other applicable conditions precedent set forth in Section 5.2 have not been satisfied, to make advances to Borrowers (or any of them) on behalf of the Lenders which Agent, in its judgment, deems necessary or desirable (1) to preserve or protect the Loan Collateral, or any portion thereof,
          (2) to collect any of the Obligations, (3) to sell, liquidate, dispose of, or otherwise realize on, any of the Loan Collateral, (4) to preserve, interpret, enforce, or defend any rights or remedies of Agent, the Lenders, or any of them, conferred by the Loan Documents,
          (5) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (6) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 15.6 (any of the advances described in this Section


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

          13.10.6 being hereinafter referred to as "Agent Advances"); provided that the Required Lenders may at any time revoke Agent's authorization contained in this Section 13.10.6 to make the Agent Advances, any such revocation to be in writing and to become effective prospectively upon Agent's receipt thereof; and, provided, further, that Agent shall not make Agent Advances for purposes described in clauses (2) through (5) above which would, if such Agent Advances were treated as Revolving Loans for purposes of the definition of "Revolving Credit Availability" cause the Revolving Credit Availability to be a negative number more negative than $1,000,000. Agent shall promptly notify each Lender in writing of each such Agent Advance. Each Agent Advance will be evidenced solely by entries upon Agent's books and records.

               (ii) Each Agent Advance shall be secured by the Loan Collateral and shall constitute a Loan and an Obligation. No part of any Agent Advance may, on the repayment thereof, be redrawn or reborrowed by Borrowers (or any of them).

               (iii) By the making of an Agent Advance and without any further action on the part of Agent or the Lenders, Agent hereby grants to each Lender, and each Lender hereby acquires from Agent, a participation in such Agent Advance equal to such Lender's Agent Advance Exposure Percentage of such Agent Advance. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Agent, such Lender's Agent Advance Exposure Percentage of each Agent Advance, or of any payment on an Agent Advance required to be refunded to Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Agent Advances is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default, the failure of any condition in Article V to be satisfied, or any reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Following receipt by Agent of any payment by Borrowers in respect of any Agent Advance, Agent shall apply such payments to such Agent Advance and, to the extent that the Lenders have made payments pursuant to this Section 13.10.6(iii) to Agent, then to Agent and such Lenders, as their interest may appear. The purchase of participations in any Agent Advance pursuant to this Section 13.10.6(iii) shall not relieve Borrowers (or any of them) of any default in the payment thereof.

     Section 13.11 Overadvances. Notwithstanding anything to the contrary in this Agreement, each Borrower and the Lenders agree that Agent in its sole discretion may, but shall not be obligated to, elect on behalf of the Lenders, on one or more occasions, to exceed the limits of the Borrowing Base and thereby increase the Revolving Credit Availability by such amount from time to time (each Revolving Loan resulting therefrom, an "Overadvance"); provided that (i) no Overadvance shall be for a period longer than thirty (30) Business Days and
(ii) all such Overadvances outstanding as of any date shall not exceed an amount equal to $5,000,000 in the aggregate (Overadvances meeting those conditions, being "Permitted Overadvances"). All Overadvances shall constitute Revolving Loans for all purposes of this Agreement. The making of any Overadvance shall not constitute a waiver by Agent, LC Issuer or the Lenders of their right to refuse the making of any further Credit Extensions at any time any Overadvance exists.

     Section 13.12 No Third Party Beneficiary. The provisions of this Article XIII are solely for the benefit of Agent, the Lenders and LC Issuer, and no Borrower will have any rights as a third party beneficiary of any of the provisions of this Article XIII. In performing its functions and duties as Agent


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

under this Agreement and the other Loan Documents, Agent acts solely as the contractual representative of the Lenders and LC Issuer and does not assume and will not be deemed to have assumed any obligation toward, or relationship of agency or trust with or for, any Borrower or any Affiliate of any Borrower.

     Section 13.13 No Reliance on Agent's Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 C.F.R. 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any Borrower, its Affiliates or their agents, this Agreement or the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other laws.

     Section 13.14 USA Patriot Act. Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign Lender that maintains a physical presence in the United States or foreign county, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign Lender) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act.

                                   ARTICLE XIV

                AMENDMENTS; WAIVERS; ASSIGNMENTS; PARTICIPATIONS.

     Section 14.1 Amendments and Waivers.

          14.1.1 Amendments Permitted by Consent of Required Lenders. Neither this Agreement, any other Loan Document, nor any terms of this Agreement or any other Loan Document may be amended, supplemented or modified except in writing and in accordance with the provisions of this Section 14.1. The Required Lenders may, or, with the written consent of the Required Lenders, Agent may, from time to time, (i) enter into with Borrowers written amendments, supplements or modifications to this Agreement and the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of Borrowers under this Agreement or under any of the other Loan Documents or (ii) waive at Borrowing Agent's request, on the terms and conditions as the Required Lenders or Agent, as the case may be, may specify in the applicable instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences.

          14.1.2 Amendments Permitted by Consent of Affected Lenders. No proposed waiver and no amendment, supplement or modification of this Agreement or any of the other Loan Documents pursuant to Section 14.1.1 may be agreed to if the waiver, amendment, supplement, or modification would:

               (i) (a) (1) reduce the amount of, or extend the time for payment of, any payment of principal or interest due under this Agreement (exclusive of any decrease in interest resulting from the cancellation of the Default Rate), (2) reduce the stated rate of any interest or fee (except as provided in Section 14.1.2(viii)) payable under this Agreement or any other Loan Document, (3) increase the aggregate Commitments exclusive of any increase which may result from a Permitted Overadvance, (4) waive any requirement for the reduction or termination of any of the Commitments (it being understood that a waiver of an Event of Default will not constitute a change in the terms of any Commitment of any Lender), or
          (5) extend the scheduled Maturity Date, in each case without the written consent of all Lenders, (b) increase the Commitments of any Lender over the amount of the applicable Commitment then in effect exclusive of any increase which may result from a Permitted Overadvance (it being understood that a waiver of an Event of Default will not constitute a change in the terms of any Commitment of any Lender), without the consent of such Lender, or (c) without the consent of the Required Lenders amend, modify, or waive any provision in Section 5.2 or waive any Event of Default (or amend any of the Loan Documents to effectively waive any Event of Default) if the effect of such waiver is that the Revolving Credit Lenders shall be required to make a Credit Extension when such Lenders would otherwise not be required to do so;

               (ii) increase any Advance Rate above that amount expressly stated to be the maximum thereof in the definition of "Advance Rate" (exclusive of any increase which, in any instance, may result from a Permitted Overadvance), in each case without the written consent of all Lenders;

               (iii) amend, modify or waive any provision of this Section 14.1 or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders;

               (iv) release any Loan Collateral from the Liens created by the Loan Documents except as expressly permitted by Section 13.10 without the consent of all Lenders;

               (v) amend, modify or waive any provision of Article XIII or of any other provision relating to the rights or obligations of the then Agent without the written consent of the then Agent;

               (vi) amend, modify or waive any provision of Section 4.3.1 without the written consent of all of the Lenders;

               (vii) amend, modify or waive any provision relating to LC Issuer without the consent of LC Issuer;

               (viii) reduce the amount of, or extend the time for payment of the Unused Commitment Fee or the LOC Fee or reduce the stated rate of the Unused Commitment Fee or the LOC Fee payable under this Agreement, without the consent of the Required Lenders;

               (ix) permit any Borrower to assign, transfer or dispose of any of its rights or obligations under any Loan Document without the written consent of all Lenders, or

               (x) release any guarantor of any obligations except as expressly permitted herein or in the other Loan Documents, without the written consent of all Lenders.

In each case above, the required consent of all or any of the Lenders shall be exclusive of a Defaulting Lender. Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (I) each Lender acknowledges that the provisions of Section 1126(c) of The Bankruptcy Code of 1978, as amended, 11 U.S.C. Section 101 et seq., as amended, supersedes the unanimous consent provisions set forth herein and (II) the Required Lenders may consent to allow Borrowers to use cash collateral in the context of a Bankruptcy Case.

          14.1.3 Consent Matters.

               (i) If (a) Agent requests a Lender's written consent to any proposed waiver (including any waiver of any Event of Default), amendment, supplement or modification of this Agreement or any of the other Loan Documents pursuant to Sections 14.1.1 or 14.1.2 or for any other matter relating to the Obligations or any of the Loan Documents and (b) the Lender does not notify Agent of the Lender's refusal to grant the consent requested by Agent within 15 Business Days after receipt of Agent's request for the Lender's consent, then the Lender's consent will be treated as having been granted unless such amendment, supplement or modification would require the consent of all of the Lenders, and Agent and the other Lenders will thereafter be permitted to take the actions described in the request for consent as though the Lender had affirmatively consented to the requested actions.

               (ii) If (a) Agent requests a Lender's written consent to any proposed waiver (including any waiver of any Event of Default), amendment, supplement or modification of this Agreement or any of the other Loan Documents pursuant to Sections 14.1.1 or 14.1.2 or for any other matter relating to the Obligations or any of the Loan Documents and (b) the Lender refuses to give its consent, Agent, at its option, may, at any time within 45 days after the Lender notifies Agent of the Lender's refusal to grant the requested consent, acquire on notice to the applicable Lender (a "Buy-Out Notice") all, but not less than all, of that Lender's Loans, other Credit Exposure and Commitments by paying to that Lender an amount equal to the unpaid principal balance of the Loans held by that Lender plus all accrued interest and fees then due to the Lender as set forth in this Agreement. From and after the date on which Agent delivers a Buy-Out Notice to the Lender, Agent and the other Lenders may amend, modify, and supplement the Loan Documents or waive any of the provisions of the Loan Documents (including any Event of Default), or all of the foregoing, as though the non-consenting Lender had, in fact, affirmatively consented to the requested actions.

          14.1.4 Binding Effect. Any waiver and any amendment, supplement or modification pursuant to this Section 14.1 will apply to each of the Lenders and shall be binding on each Borrower, the Lenders, LC Issuer and Agent and all future holders of the Obligations.

          14.1.5 No Waiver. Failure by Agent, LC Issuer or any Lender to exercise any right, remedy or option under this Agreement or in any Loan Document or delay by Agent, LC Issuer or any Lender in exercising the same shall not operate as a waiver by Agent, LC Issuer or any Lender of its right to exercise any such right, remedy or option.

     Section 14.2 Assignment.

          14.2.1 Borrower Assignments. No Borrower may assign, transfer or otherwise dispose of any of its rights or obligations hereunder or under any other Loan Document, by operation of law or


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

otherwise without the consent of Agent, LC Issuer and each Lender, and any such assignment, transfer or other disposition without the consent of Agent, LC Issuer and each Lender shall be void.

          14.2.2 Lender Assignments.

               (i) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and Credit Exposure) in accordance with the provisions of this Section 14.2.2. Each assignment shall be on a constant, and not a varying, ratable percentage of the assigning Lender's rights and obligations assigned under this Agreement. No Borrower will have any obligation to reimburse any Lender for any costs, fees or expenses incurred by a Lender in connection with the assignment by that Lender of any portion of its Commitment or any Loans owing to it. So long as no Default or Event of Default has occurred and is continuing, the assigning Lender shall obtain the prior consent of the Borrowing Agent to any proposed assignment (the Borrowers acknowledge and agree that such consent shall not be unreasonably withheld).

               (ii) Each assignment shall be made pursuant to a written document substantially in the form of Exhibit G (an "Assignment and Acceptance") and shall not be permitted hereunder unless such assignment is either for all of such Lender's rights and obligations under the Loan Documents or involves Loans, other Credit Exposure and Commitments in an aggregate amount of at least $5,000,000. Notice to Agent and consent of Agent and, in the case of an assignment of a Revolving Credit Commitment, LC Issuer (which consent shall not be unreasonably withheld or delayed) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or a Person controlling or controlled by a Lender and if the Purchaser is a Foreign Lender, such Lender shall deliver any documentation required to be delivered by the Purchaser pursuant to
          Section 2.15.5, duly completed and executed by the Purchaser.

               (iii) Effect; Effective Date. Upon (a) delivery to Agent of a notice of assignment (a "Notice of Assignment"), together with any consent required by Section 14.2.2(ii), and (b) payment of a $3,500 fee by such Purchaser to Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by any Borrower, the Lenders, LC Issuer or Agent shall be required to release the transferor Lender with respect to the percentage of the Commitments and Loans assigned to such Purchaser. Each Borrower and each Lender, on the request of Agent, will enter into an amendment of Schedule 1 to this Agreement to reflect the Commitments of the Purchaser.

               (iv) The Register. Agent shall maintain at its address referred to in Section 15.7 a copy of each assignment delivered to and accepted by it pursuant to this Section 14.2.2 and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment and Credit Exposure of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 14.2.2. The entries in the Register shall be conclusive and binding for all purposes,


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

          absent material error, and each Borrower, Agent, LC Issuer and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowing Agent, LC Issuer or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          14.2.3 Benefit; Binding Effect. All of the rights, privileges, remedies and options given to LC Issuer and the Lenders under the Loan Documents shall inure to the benefit of LC Issuer and each Lender's successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the permitted successors and assigns of each Borrower and LC Issuer and the Lenders, respectively.

     Section 14.3 Participations.

          14.3.1 Permitted Participations. Notwithstanding anything to the contrary in Section 14.2, any Lender may at any time, with the written consent of Agent, sell to one or more banks (a "Participant") participating interests in its Loans, other Credit Exposure, Commitments, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Loans, other Credit Exposure, Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) each Borrower, Agent, LC Issuer and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would require the consent of all of the Lenders; (v) subject to Section 14.3.2, all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, and (vi) the proposed participation must involve Loans, other Credit Exposure and Commitments in an aggregate amount of at least $5,000,000. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, LC Issuer, Agent, Borrowers, the Loan Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

          14.3.2 Set Off Right. Each Borrower agrees that if amounts outstanding under this Agreement are due and unpaid or have been declared or have become due and payable, each Participant, to the extent permitted by applicable law, will be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that any Participant exercising that right will be obligated to share with the Lenders, as if such participant were a "Lender" under this Agreement, the amount of any such setoff; and provided, further, that if all or any portion of such excess payment or other recovery is thereafter recovered from the Participant by or on behalf of Borrowers (or any of them), the Participant's obligation to share such excess payment will be rescinded and such payment shall be returned to Participant to the extent of such recovery. No Participant may exercise any such right of setoff except with the consent of the Required Lenders.


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

          14.3.3 Disclosure of Information. Each Borrower authorizes each Lender granting a participation to disclose to any Participant any and all financial information in such Lender's possession concerning any Borrower which has been delivered to such Lender by Borrowers or Borrowing Agent pursuant to the Loan Documents or in connection with such Lender's credit evaluation of any Borrower or which has been obtained independently by such Lender in its credit evaluation or audit of any Borrower. Each Participant must agree to keep confidential the information received by it from a Lender regarding any Borrower (i) in the same manner that it keeps confidential the business and financial information of its other commercial customers and (ii) as required by law.

     Section 14.4 Law Requirements. Nothing in the Loan Documents will prohibit any Lender from pledging or assigning its interests in the Loans to any Federal Reserve Bank in accordance with applicable law.

                                   ARTICLE XV

                                    GENERAL.

     Section 15.1 Severability. If any term of this Agreement is found invalid under Minnesota law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement.

     Section 15.2 Governing Law. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT MINNEAPOLIS, MINNESOTA. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES).

     Section 15.3 WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR AGENT, LC ISSUER AND THE LENDERS TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, EACH BORROWER, AGENT, LC ISSUER AND THE LENDERS AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THEIR VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF AGENT, LC ISSUER AND LENDERS, THEIR SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT AND COLLECTION OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT MINNEAPOLIS, MINNESOTA. EACH BORROWER, AGENT, LC ISSUER AND THE LENDERS EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT MINNEAPOLIS, MINNESOTA HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWING AGENT, AGENT, LC ISSUER, AND LENDERS AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.7 OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF MINNESOTA. EACH BORROWER, AGENT, LC ISSUER AND THE LENDERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

     Section 15.4 Survival. All of Borrowers' covenants, agreements, and representations and warranties contained in this Agreement, the other Loan Documents, and in the certificates or other


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

instruments delivered in connection herewith and therewith, shall be considered to have been relied upon by the parties hereto and shall survive the execution, delivery and acceptance of this Agreement and the making of any Credit Extensions, regardless of any investigation made by any such party or on its behalf and notwithstanding that Agent, LC Issuer or any Lender may have notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Obligations (other than contingent Obligations relating to indemnities that survive repayment of the Loans and termination of the Commitments, so long as no claim has been asserted with respect to any such contingent Obligation) are fully performed, paid and satisfied (and all Letters of Credit have been cancelled and returned to LC Issuer) and no Commitment of any Lender exists.

     Section 15.5 Application of Payments; Revival of Obligations. Agent, LC Issuer and the Lenders shall have the continuing right to apply or reverse and reapply any payments to any portion of the Obligations. To the extent any Borrower makes a payment or payments to Agent, LC Issuer or any Lender or Agent, LC Issuer or any Lender receives any payment or proceeds of the Loan Collateral or any other security for Borrowers' benefit, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment or proceeds had not been received.

     Section 15.6 Fees and Expenses.

          (i) Each Borrower jointly and severally agrees to pay or, as applicable, reimburse Agent and LC Issuer for the following actual out-of-pocket costs, fees, expenses and obligations ("Expenses"):

               (a) Borrowers will pay or, as applicable, reimburse Agent and LC Issuer for all reasonable costs, fees, expenses and obligations incurred by Agent or LC Issuer, whether a Default or Event of Default then exists, in connection with, arising out of, or related to: (1) the entering into, negotiation, preparation, closing, administration (including amendment, waiver, or other consent with respect to) of this Agreement or any of the other Loan Documents, the credit facilities provided hereby, or the exercise of any of the rights or remedies of Agent, LC Issuer or the Lenders hereunder and thereunder;
          (2) any Credit Extensions made by the Lenders hereunder and the issuance of Letters of Credit by LC Issuer; (3) any transaction contemplated by this Agreement or the other Loan Documents; (4) any inspection, audit, appraisal, or verification of the Loan Collateral or any Borrower (Agent currently charges, in addition to any field examination fee that may be provided pursuant to the terms of this Agreement, $850.00 per diem based on an 8 hour day plus out-of-pocket expenses) per auditor or field examiner for the services of its auditors and field examiners and a potentially greater amount if the auditor is not an Agent employee; or (5) any liability under Section 3505 of the Internal Revenue Code and all other local, state and federal statutes of similar import; and

               (b) Borrowers will pay or, as applicable, reimburse Agent and LC Issuer for all reasonable costs, fees, expenses and obligations incurred by Agent or LC Issuer following the occurrence and during the continuance of an Event of Default, which are in connection with, arise out of, or are related to: (1) enforcing any Obligation or in foreclosing against any of the Loan Collateral or exercising, enforcing or preserving any other right or remedy available by reason of any Event of Default, (2) any refinancing or


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

          restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (3) commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to any Borrower and related to or arising out of the transactions contemplated hereby or by any of the Loan Documents, (4) taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise), (5) protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Loan Collateral, or (6) attempting to enforce or enforcing any Lien on or security interest in any of the Loan Collateral or any other rights under the Loan Documents.

          (ii) The Expenses (a) will include Attorneys' Fees and fees of other professionals, all lien search and title search fees, all filing and recording fees and all travel expenses and (b) are part of the Obligations, payable upon Agent's demand, and will be secured by the Loan Collateral.

          (iii) The Obligations described under this Section 15.6 shall survive any termination of this Agreement.

     Section 15.7 Notices; Electronic Mail.

          15.7.1 Notice. Any notice required, permitted or contemplated hereunder shall, except as expressly provided in this Agreement or the other Loan Documents, be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given
(i) three days following deposit in the U.S. certified mails (return receipt requested), with proper postage prepaid, or (ii) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement satisfactory with such carrier, made for the payment thereof, or (iii) upon receipt of notice given by facsimile or personal delivery:

     To Agent:       U.S. Bank National Association

                     Business Credit Division
                     Mail Code EP-MN-H04B
                     800 Nicollet Mall
                     Minneapolis, MN 55402-7020
                     Attention: Christopher J. Schaaf
                     Telephone: (612) 303-3025
                     Telecopy No.: (612) 303 -3514

     To a Lender:    At its address listed on the applicable signature page of
                     this Agreement

     To LC Issuer:   At its address listed on the applicable signature page of
                     this Agreement


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

     To Borrowers:   Suntron Corporation
                     2401 West Grandview Road
                     Phoenix, AZ 85023
                     Attention: Thomas B. Sabol, CFO
                     Telephone: 602-789-6600
                     Facsimile: 602-282-5730

     With a copy to: Greenberg Traurig, LLP
                     2375 East Camelback Road
                     Suite 700
                     Phoenix, AZ 85016
                     Attention: Jeffrey H. Verbin, Esq.
                     Telephone: 602-445-8202
                     Facsimile: 602-445-8630

          15.7.2 Electronic Mail. Agent may, in its discretion, elect, from time to time, to receive certain routine information, including reports, otherwise required by the terms of this Agreement or the other Loan Documents ("Reports") from Borrowing Agent via electronic mail transmission ("e-mail"). Agent will designate from time to time its e-mail address to Borrowing Agent (the "Agent E-mail Address"). All e-mail transmissions of Reports from Borrowing Agent shall contain the information as specified in this Agreement, shall be formatted or displayed in a manner and order substantially similar to that shown in this Agreement or otherwise required by Agent and shall conform to the specifications described in this Agreement. Borrowing Agent will be solely responsible for the confidentiality of the contents of e-mail transmissions during transmission to the Agent E-mail Address, as Borrowing Agent acknowledges that none of Agent or any Lender is responsible for any compromise of data transmitted across public computer networks or telecommunications facilities, including the Internet. Borrowing Agent and each Borrower will be responsible for the accuracy of all information provided to Agent via e-mail transmission to the Agent E-mail Address, and any information so received by Agent will be deemed to have been submitted by and received from Borrowers. In the event of a failure of the transmission of the Reports, it is the responsibility of Borrower to transmit the contents of any pending transmission to Agent using an alternative method which is timely and in accordance with this Agreement. Each Borrower agrees that, by Borrowing Agent sending Agent the Reports via e-mail transmission, each Borrower is certifying the truthfulness and accuracy of the Reports submitted each and every time Borrowing Agent sends Agent the Reports. Each Borrower further agrees that, on each occasion when Borrowing Agent sends Agent e-mail transmissions containing Reports, each Borrower is warranting and representing to Agent the truthfulness and accuracy of the representations and warranties relevant to that Report set forth in the relevant Loan Document. Each Borrower consents to and represents that it is each Borrower's intent that by Borrowing Agent's insertion of Borrowing Agent's name in the subject line of the transmitting e-mail, or on the Reports (including the header and/or the certification line), each Borrower intends such to constitute a legally binding and enforceable signature of each Borrower, and in all aspects the legal equivalent of each Borrower's handwritten signature.

     Section 15.8 Indemnification. In consideration of the execution and delivery of this Agreement by Agent, LC Issuer and the Lenders and the making of any Loan and the issuance of any Letter of Credit hereunder, each Borrower hereby indemnifies, exonerates and holds Agent, LC Issuer and the Lenders and each of their officers, directors, employees, Affiliates, and agents (collectively the "Indemnified Parties" and, individually, as "Indemnified Party") free and harmless from and against any and all actions, causes of action, suits, demands, investigations, obligations, judgments, losses, costs, liabilities, damages, and expenses (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including Attorneys' Fees and disbursements (the "Indemnified Liabilities"), which are incurred by, accrued, asserted, made or brought against, charged to, or recoverable from the Indemnified Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of:

          (i) any transaction financed or to be financed in whole or in part or directly or indirectly with the proceeds of any Loan;

          (ii) the entering into and performance of this Agreement and the other Loan Documents by any of the Indemnified Parties;

          (iii) any breach by Borrowers (or any of them) of any term, provision, representation, warranty or covenant of this Agreement or the other Loan Documents;

          (iv) any Environmental Law, regardless of whether or not caused by, or within the control of, Borrowers (or any of them);

          (v) that certain letter dated March 28, 2006 executed by the Agent and addressed to Chicago Title Insurance Company and GSL Industrial Partners, L.P. and assigns, or

          (vi) any Remittance deposited in the Special Account which is dishonored or returned unpaid for any reason;

except to the extent that the Indemnified Liability is caused by or results from the gross negligence or willful misconduct of the Indemnified Party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, except to the extent that such Indemnified Liabilities have arisen by reason of an Indemnified Party's gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. The Obligations described under this Section 15.8 will survive any termination of this Agreement and shall be due and payable on demand.

     Section 15.9 Additional Waivers by Borrowers. Each Borrower waives presentment and protest of any instrument and notice thereof, and, except as expressly provided in the Loan Documents, demand, notice of default and all other notices to which each Borrower might otherwise be entitled. Each Borrower agrees that no Borrower shall assert any claim against Agent, LC Issuer or any Lender on any theory of liability for consequential, special, indirect or punitive damages.

     Section 15.10 Equitable Relief. Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Agent, LC Issuer and the Lenders; therefore, each Borrower agrees that Agent, LC Issuer and Lenders, if Agent, LC Issuer and the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 15.11 Entire Agreement. This Agreement and the other Loan Documents set forth the entire agreement of the parties with respect to its subject matter and supersede all previous understandings, written or oral, in respect thereof. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Any documents delivered by, or on behalf of, Borrowers (or any of them) by fax transmission or other electronic delivery of an image file reflecting the execution hereof: (i) may be relied on by Agent, LC Issuer and the Lenders as if the document were a manually signed original and (ii) will be binding on Borrowers for all purposes of the Loan Documents.

     Section 15.12 Headings. Section headings in this Agreement are included for convenience of reference only and shall not relate to the interpretation or construction of this Agreement.

     Section 15.13 Cumulative Remedies. The remedies provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided by law. Exercise of one or more remedy(ies) by Agent, LC Issuer or Lenders does not require that all or any other remedy(ies) be exercised and does not preclude later exercise of the same remedy. If there is any conflict, ambiguity, or inconsistency, in Agent's judgment, between the terms of this Agreement or any of the other Loan Documents, then the applicable terms and provisions, in Agent's judgment, providing Agent, LC Issuer and the Lenders with greater rights, remedies, powers, privileges, or benefits will control.

     Section 15.14 Recourse to Directors or Officers. The obligations of Agent, LC Issuer and the Lenders under this Agreement are solely the corporate obligations of Agent, LC Issuer and the Lenders. No recourse shall be had for the payment of any amount owing in respect to this Agreement or for the payment of any fee hereunder or for any other obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, or director of Agent, LC Issuer and the Lenders.

     Section 15.15 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR AGENT, LC ISSUER AND THE LENDERS TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND AGENT, LC ISSUER AND THE LENDERS EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN OR AMONG AGENT, LC ISSUER, THE LENDERS AND BORROWER.

     Section 15.16 PATRIOT ACT NOTICE. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each party who opens an account. Agent will ask each party to a financial transaction their name, address and other information that will allow Agent to identify such party. Agent may also ask to see other documents that substantiate a party's identity.

     Section 15.17 Advertising. Subject to Borrowing Agent's approval, which will not be unreasonably withheld, each Borrower hereby authorizes and permits Agent to use any Borrower's name and logo, and to disclose Borrowers' transaction hereunder, in connection with any advertising program to be conducted by Agent (which program may include so called "tombstone" advertisements, in various formats, in one or more publications selected by Agent). Each Borrower agrees that Agent, its affiliates and advertising agent, and their respective employees, shall have no liability to any Borrower in connection with any use or disclosure approved by the Borrowing Agent pursuant to the preceding sentence.

      [Remainder of page intentionally left blank; signature page follows]

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                        BORROWERS:

                                        SUNTRON CORPORATION, a Delaware
                                        corporation


                                        By: /s/ Thomas B. Sabol
                                            ------------------------------------
                                        Name: Thomas B. Sabol
                                        Title: Chief Financial Officer


                                        K*TEC OPERATING CORP.,
                                        a Delaware Corporation


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Vice President


                                        SUNTRON GCO, L.P.,
                                        a Texas limited partnership

                                        By: RodniC LLC, a Texas limited
                                        liability company, its General Partner


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Chief Accounting Officer


                                        EFTC OPERATING CORP.,
                                        a Delaware corporation
                                        (as a Borrower and as the Borrowing
                                        Agent)


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Vice President


                                        SUNTRON-IOWA, INC.,
                                        a Delaware corporation


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Vice President

                                        CURRENT ELECTRONICS, INC.,
                                        a Oregon corporation


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Vice President


                                        RM ELECTRONICS, INC.,
                                        a New Hampshire corporation


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Vice President


                                        SUNTRON -KANSAS, INC.,
                                        a Delaware corporation


                                        By: /s/ James A. Doran
                                            ------------------------------------
                                        Name: James A. Doran
                                        Title: Vice President

                                        LENDERS:

                                        U.S. Bank National Association, as a
                                        Lender


                                        By: /s/ Christopher J. Schaaf
                                            ------------------------------------
                                        Name: Christopher J. Schaaf
                                        Title: Vice President

                                        Address for notices:

                                        800 Nicollet Mall
                                        BC-MN-H04B
                                        Minneapolis, MN 55402-7020
                                        Attention: Christopher J. Schaaf
                                        Telephone: 612-303-3025
                                        Facsimile: 612-303-3514

                                        AGENT:

                                        U.S. Bank National Association, as Agent


                                        By: /s/ Christopher J. Schaaf
                                            ------------------------------------
                                        Name: Christopher J. Schaaf
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        Address for notices:
                                        800 Nicollet Mall
                                        BC-MN-H04B
                                        Minneapolis, MN 55402-7020
                                        Attention: Christopher J. Schaaf
                                        Telephone: 612-303-3025
                                        Facsimile: 612-303-3514


                                        LC ISSUER:

                                        U.S. Bank National Association,
                                        as LC Issuer


                                        By: /s/ Christopher J. Schaaf
                                            ------------------------------------
                                        Name: Christopher J. Schaaf
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        Address for notices:
                                        800 Nicollet Mall
                                        BC-MN-H04B
                                        Minneapolis, MN 55402-7020
                                        Attention: Christopher J. Schaaf
                                        Telephone: 612-303-3025
                                        Facsimile: 612-303-3514

  U.S. BANK NATIONAL ASSOCIATION                                   $50,000,000

SCHEDULE 10.28

                               Financial Covenants

          Section 1. Capital Expenditures. Borrowers will not make capital expenditures (including expenditures for fixed assets, leases, maintenance, or repairs capitalized or required, in accordance with GAAP consistently applied, to be capitalized on the applicable Borrower's books by purchase, lease-purchase agreement, option or otherwise) in a total amount that exceeds $6,000,000 in the aggregate (after deducting, the net cash proceeds actually received by Borrowers from any permitted sale of property, plant and equipment during the applicable Fiscal Year excluding, however, any proceeds received in connection with the Sugar Land, Texas land and building sale transactions), on a consolidated basis, during any Fiscal Year (as defined in Section 2(b) of this Schedule 10.28) ending on or after December 31, 2005.

          Section 2. Minimum Fixed Charge Coverage Ratio.

               (a) (i) As of the end of any Fiscal Quarter or Fiscal Year ending on or after April 3, 2006 but before July 3, 2006, Borrowers will not permit the ratio resulting from dividing Borrowers' Adjusted EBITDAR (as defined below) for the period commencing on October 3, 2005 and ending on the last day of such Fiscal Quarter, by Borrowers' Fixed Charges (as defined below) for the same measurement period, to be less than 1.10 to 1.00

                    (ii) Borrowers will not permit the ratio ("Fixed Charge Coverage Ratio") resulting from dividing Borrower's 12 Month Adjusted EBITDAR (as defined below) by Borrowers' Fixed Charges (as defined below) for the applicable 12 Month Period (as defined below) to be less than 1.10 to 1.00 as of the end of any Fiscal Quarter or Fiscal Year ending on or after October 1, 2006.

               (b) For purposes of this Schedule 10.28:

               "Adjusted EBITDAR" means, for any measurement period, the total (without duplication), in Dollars, of (all as determined in accordance with GAAP consistently applied): (i) EBITDAR for such period, plus
          (ii) Restructuring Costs deducted by the Borrowers in calculating the Borrowers' consolidated earnings for such period (subject, however, to the $5,000,000 cumulative cap set forth in the definition of Restructuring Costs), minus (iii) the aggregate amount of income taxes paid in cash by the Borrowers during such period, minus (iv) the aggregate capital expenditures (after deducting, but in no event below zero, the net cash proceeds actually received by Borrowers from any permitted sale of property, plant and equipment during the applicable period excluding, however, any proceeds received in connection with the Sugar Land, Texas land and building sale transactions) (in each case as reported in the Borrowers' consolidated cash flow statement prepared in accordance with GAAP) exclusive of those capital expenditures made from funds borrowed by the applicable Borrower or pursuant to any capitalized lease (for purposes of this clause (iv) "funds borrowed" will not include funds borrowed from a Lender as a Revolving Loan) for such period, plus (v) any Required Capital Contributions contributed to the Borrowers in cash pursuant to the Maintenance Agreement during such period, plus (vi) any non-cash charges related to stock-based compensation expenses and non-cash write-offs or write-downs of unamortized debt issuance costs during such period, plus (vii) non-cash restructuring costs related to the write-down or write-off of property, plant and equipment and intangible assets and any other non-cash restructuring charges (excluding such non-cash charges related to Receivables or Inventory) during such period, plus (viii) any non-cash charge related to the Applied Materials litigation, to the extent that the net cash proceeds actually received by Borrowers are less than the net book value of Inventory directly related to Applied Materials, Inc. during such period, less (ix) any gain that results from any settlement, award or judgement related to the Applied Materials litigation, to the extent that the net cash proceeds actually received by Borrowers exceed the net book value of Inventory directly related to Applied Materials, Inc. during such period.

               "EBITDAR" means, for any measurement period, the total (without duplication), in Dollars (all as determined in accordance with GAAP consistently applied) of the consolidated earnings before interest expense, income taxes, depreciation, amortization and rent expense of the Borrowers for such period. EBITDAR, for purposes of this Schedule
          10.28 and the Financing Agreement, will (i) be calculated utilizing standard costs which approximate the first in-first out method of cost accounting for Inventory, and (ii) not include any (a) gain or non-cash loss arising from the sale of capital assets, (b) gain arising from any write-up of assets, (c) gain arising from the acquisition of debt securities or Capital Stock of any Borrower or its Subsidiaries or from cancellation or forgiveness of Indebtedness, (d) gain or income arising from accretion of any negative goodwill, or (e) gain or non-cash loss recognized by any Borrower as earnings which relate to any extraordinary accounting adjustments or non-recurring items of income or include any amounts attributable to extraordinary gains or extraordinary items of income or any other non-operating, non-recurring gain from time to time occurring.

               "Fixed Charges" means, for any measurement period, the total (without duplication), in Dollars, of (all as determined in accordance with GAAP consistently applied): (i) the aggregate consolidated principal payments relating to long-term debt and obligations of the Borrowers, in each case, paid or which were scheduled to be paid during such period, (ii) aggregate consolidated interest expense of the Borrowers for such period, including interest incurred on the Obligations, the Subordinated Debt and any other Indebtedness for such period (including amortization of original issue discount and excluding non-cash interest expense that is accrued but "payable-in-kind" and excluding the amortization, write-down or write-off of debt issuance costs), and (iii) aggregate consolidated rent expense of the Borrowers.

               "Fiscal Month" for the first month of each Fiscal Quarter means the Sunday which is generally five weeks after the start of each Fiscal Quarter; for the second month of each Fiscal Quarter means the Sunday which is four weeks after the end of the first Fiscal Month of each Fiscal Quarter; and for the third month of each Fiscal Quarter means the last four week period in each Fiscal Quarter. The actual last day of each Fiscal Month through December 2009 are set forth on
          Schedule 10.28A attached hereto.

               "Fiscal Quarter" means, in respect of a date as of which the applicable Financial Covenant is being calculated, any quarter of a Fiscal Year, the first Fiscal Quarter beginning on January 1 and ending on the Sunday closest to March 31, the second Fiscal Quarter ending on the Sunday closest to June 30, the third Fiscal Quarter ending on the Sunday closest to September 30, and the fourth Fiscal Quarter ending on December 31.

               "Fiscal Year" means the fiscal year of the Borrowers for financial accounting purposes, beginning on January 1 and ending on December 31.

               "Litigation Costs" means the aggregate legal fees and related costs incurred in the lawsuit involving Applied Materials, Inc. that are payable in cash, after deducting, but in no event below zero, the net cash proceeds actually received by Borrowers from any settlement, award or judgment related to such litigation.

               "Restructuring Costs" for purposes of the calculations performed pursuant to this Schedule 10.28 means an amount equal to (a) the aggregate lease termination fees, severance costs, retention costs, relocation and moving expenses and other restructuring charges incurred and actually paid in cash by the Borrowers in connection with the restructuring of its business, plus (b) Litigation Costs; provided, however, that in no event shall aggregate Restructuring Costs (i.e. the sum of (a) and (b)) in excess of $5,000,000 be added to EBITDAR in the calculation of Adjusted EBITDAR during the term of this Agreement.

               "12 Month Adjusted EBITDAR" means Adjusted EBITDAR for the 12 Month Period for which the applicable Fixed Charge Coverage Ratio is then being determined. "12 Month Adjusted EBITDAR" will be calculated for each 12 Month Period ending as of the end of each Fiscal Quarter or Fiscal Year ending on or after October 1, 2006.

               "12 Month Period" means, in respect of a date as of which the applicable Financial Covenant is being calculated, the four consecutive Fiscal Quarters immediately preceding the date as of which the Financial Covenant is being calculated (i.e., a rolling four Fiscal Quarter (or 12 Fiscal Month) period).

          Section 3. Calculation of Financial Covenants.

               (a) Agent, in addition to the information contained on the financial statements submitted to Agent and the Lenders pursuant to Sections 8.5 and 8.7 of the Agreement, may calculate EBITDAR and the other specified amounts under this Schedule 10.28 (and under the other Financial Covenants contained in the Agreement) on the basis of factual information provided by Borrowing Agent to Agent, which calculation(s) will be binding on Borrowers; however, Agent will act in a commercially reasonable manner in relying on any such other factual information and will give notice to Borrowing Agent of Agent's computations made pursuant to this Section 3 and an opportunity to provide Agent with any additional or contrary information. Borrowing Agent must provide any additional (or contrary) information within fifteen (15) Business Days after Agent gives notice to the Borrowing Agent of Agent's computations.

               (b) The Financial Covenants will be based on the Borrowers' consolidated financial performance, unconsolidated with any Person other than CathiO L.L.C., RodniC L.L.C and Suntron de Mexico S. De R.L. de C.V.

          Section 4. Definitions. Capitalized terms used, but not defined, in this Schedule 10.28 have the meanings given to them in the Agreement.